1933 Act Registration No. 33-02633
                                       1940 Act File No. 811-4552

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
   Post-Effective Amendment No. 38                               [X]

                             and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
   Amendment No. 39                                              [X]

                     STEIN ROE INCOME TRUST
         (Exact Name of Registrant as Specified in Charter)

    One South Wacker Drive, Chicago, Illinois       60606
     (Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code:  1-800-338-2550

    Heidi J. Walter               Cameron S. Avery
    Vice-President & Secretary    Bell, Boyd & Lloyd
    Stein Roe Income Trust        Three First National Plaza
    One South Wacker Drive        70 W. Madison Street, Suite 3300
    Chicago, Illinois  60606      Chicago, Illinois  60602
           (Name and Address of Agents for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on November 1, 1998 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of rule 485

Registrant has previously elected to register pursuant to Rule 24f-2 an indefinite number of shares of beneficial interest of the following series: Stein Roe Income Fund, Stein Roe Cash Reserves Fund, Stein Roe Intermediate Bond Fund, and Stein Roe High Yield Fund.

This amendment to the Registration Statement has also been signed by SR&F Base Trust.

                     STEIN ROE INCOME TRUST
                     CROSS REFERENCE SHEET

ITEM
NO.    CAPTION
-----  -------
                 PART A (CASH RESERVES PROSPECTUS
                         AND BOND FUNDS PROSPECTUS)
1      Front cover
2      Fee Table; Summary
3 (a)  Financial Highlights
  (b)  Inapplicable
  (c)  [Cash Reserves] The Funds; [Bond Funds] Investment
       Return
  (d)  [Cash Reserves] Inapplicable; [Bond Funds] Financial
       Highlights
4 Organization and Description of Shares; The Funds; Investment Policies; Investment Restrictions; Risks and Investment Considerations; Summary--Investment Risks; [Bond Funds] Portfolio Investments and Strategies
5 (a)  Management--Trustees and Investment Adviser
  (b)  Management--Trustees and Investment Adviser, Fees and
       Expenses
  (c)  [Cash Reserves] Inapplicable; [Bond Funds] Management
       --Portfolio Managers
  (d)  Inapplicable
  (e)  Management--Transfer Agent
  (f)  Management--Fees and Expenses; Financial Highlights; Fee
       Table
  (g)  Inapplicable
5A     Inapplicable
6 (a) Organization and Description of Shares; see statement of additional information: General Information and History
  (b)  Inapplicable
  (c)  Organization and Description of Shares
  (d)  Organization and Description of Shares
  (e)  Summary
  (f)  Shareholder Services; Distributions and Income Taxes
  (g)  Distributions and Income Taxes
  (h) [Bond Funds] Master Fund/Feeder Fund: Structure and Risk Factors; [Cash Reserves] Inapplicable
7      How to Purchase Shares
  (a)  Management--Distributor
  (b)  How to Purchase Shares--Purchase Price and Effective Date;
       Net Asset Value
  (c)  Inapplicable
  (d)  How to Purchase Shares
  (e)  Inapplicable
  (f)  Inapplicable
  (g)  Inapplicable
8 (a)  How to Redeem Shares; Shareholder Services
  (b)  How to Purchase Shares--Purchases Through Third Parties
  (c)  How to Redeem Shares--General Redemption Policies
  (d)  How to Redeem Shares--General Redemption Policies
9      Inapplicable

         PART A (DEFINED CONTRIBUTION PLAN PROSPECTUSES FOR
     INCOME FUND, INTERMEDIATE BOND FUND, AND CASH RESERVES FUND)

1      Front cover
2      Fee Table
3 (a)  Financial Highlights
  (b)  Inapplicable
  (c) [Cash Reserves] The Fund; [Intermediate Bond Fund and Income Fund] Investment Return
  (d) [Cash Reserves] Inapplicable; [Intermediate Bond Fund and Income Fund] Financial Highlights
4 Organization and Description of Shares; The Fund; Investment Policies; Investment Restrictions; Risks and Investment Considerations; [Intermediate Bond Fund and Income Fund] Portfolio Investments and Strategies
5 (a)  Management--Trustees and Investment Adviser
  (b)  Management--Trustees and Investment Adviser,
       Fees and Expenses
  (c) [Cash Reserves] Inapplicable; [Intermediate Bond Fund and Income Fund] Management--Portfolio Manager
  (d)  Inapplicable
  (e)  Management--Transfer Agent
  (f)  Management--Fees and Expenses; Financial Highlights
  (g)  Inapplicable
5A     Inapplicable
6 (a) Organization and Description of Shares; see statement of additional information: General Information and History
  (b)  Inapplicable
  (c)  Organization and Description of Shares
  (d)  Organization and Description of Shares
  (e)  For More Information
  (f)  Distributions and Income Taxes
  (g)  Distributions and Income Taxes
  (h)  Inapplicable
7      How to Purchase Shares
  (a)  Management--Distributor
  (b)  How to Purchase Shares; Net Asset Value
  (c)  Inapplicable
  (d)  How to Purchase Shares
  (e)  Inapplicable
  (f)  Inapplicable
  (g)  Inapplicable
8 (a)  How to Redeem Shares
  (b)  How to Purchase Shares
  (c)  Inapplicable
  (d)  Inapplicable
9      Inapplicable

             PART B. (STATEMENT OF ADDITIONAL INFORMATION)
10     Cover page
11     Table of Contents
12     General Information and History
13 Investment Policies; Portfolio Investments and Strategies; Investment Restrictions
14     Management
15(a)  Inapplicable
  (b)  Principal Shareholders
  (c)  Principal Shareholders
16(a)  Investment Advisory Services; Management; see prospectus:
       Management, Fee Table
  (b)  Investment Advisory Services
  (c)  Inapplicable
  (d)  Investment Advisory Services
  (e)  Inapplicable
  (f)  Inapplicable
  (g)  Inapplicable
  (h)  Custodian; Independent Auditors
  (i)  Transfer Agent
17(a)  Portfolio Transactions
  (b)  Inapplicable
  (c)  Portfolio Transactions
  (d)  Portfolio Transactions
  (e)  Portfolio Transactions
18     General Information and History
19(a) Purchases and Redemptions; see prospectus: How to Purchase Shares, How to Redeem Shares, Shareholder Services
  (b) Purchases and Redemptions; [Cash Reserves] Additional Information on the Determination of Net Asset Value;
       see prospectus: Net Asset Value
  (c)  Purchases and Redemptions
20 Additional Income Tax Considerations; [Bond Funds] Portfolio Investments and Strategies--Taxation of Options and Futures
21(a)  Distributor
  (b)  Inapplicable
  (c)  Inapplicable
22     Investment Performance
23     Financial Statements

                                PART C
24     Financial Statements and Exhibits
25     Persons Controlled By or Under Common Control with
       Registrant
26     Number of Holders of Securities
27     Indemnification
28     Business and Other Connections of Investment Adviser
29     Principal Underwriters
30     Location of Accounts and Records
31     Management Services
32     Undertakings

Prospectus  Nov. 1, 1998


Stein Roe Mutual Funds

Stein Roe Cash Reserves Fund



Cash Reserves Fund seeks to obtain maximum current income consistent with capital preservation and maintenance of liquidity. It seeks to achieve its objective by investing all of its net investable assets in SR&F Cash Reserves Portfolio, a series of SR&F Base Trust which has the identical investment objective and substantially the same investment policies. The Portfolio invests solely in money market instruments maturing in thirteen months or less from the time of investment. The investment experience of the Fund will correspond to that of the Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.)


     The Fund is a "no-load" money market fund and attempts to maintain its net asset value at $1.00 per share. Fund shares are neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

     There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of Stein Roe Income Trust.

     This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.


     A Statement of Additional Information dated Nov. 1, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. That information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC is available at the SEC's website, www.sec.gov. This prospectus is also available electronically by using Stein Roe's Internet address: www.steinroe.com. You can get a free paper copy of the prospectus, the Statement of Additional Information, and the most recent financial statements by calling 800-338-2550 or by writing to Stein Roe Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
                                            Page
Summary ..................................... 2
Fee Table ................................... 3
Financial Highlights......................... 4
The Fund..................................... 5
Investment Policies ......................... 6
Investment Restrictions ..................... 7
Risks and Investment Considerations ......... 8
How to Purchase Shares.......................10
   By Check .................................10
   By Wire...................................10
   By Electronic Transfer ...................11
   By Exchange ..............................11
   Conditions of Purchase ...................11
   Purchases Through Third Parties...........11
   Purchase Price and Effective Date ........12
How to Redeem Shares ........................12
   By Written Request .......................12
   By Exchange...............................13
   Special Redemption Privileges ............13
   General Redemption Policies...............15
Shareholder Services.........................16
Net Asset Value..............................18
Distributions and Income Taxes...............19
Management ..................................20
Organization and Description of Shares ......21
Master Fund/Feeder Fund: Structure and
   Risk Factors..............................22
Certificate of Authorization ................25

SUMMARY


Stein Roe Cash Reserves Fund (the "Fund") is a series of Stein Roe Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund is a "no-load" fund-there are no sales or redemption charges. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of the Fund are not qualified for sale.


Net Asset Value. The Fund attempts to maintain its price per share at $1.00. There is no assurance that it will always be able to do so. (See Net Asset Value.)

Investment Objectives and Policies. The Fund is a money market fund with the objective of seeking maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests all of its net investable assets in SR&F Cash Reserves Portfolio (the "Portfolio"), which pursues its objective by investing in a wide range of high-quality U.S. dollar-denominated money market instruments maturing in thirteen months or less from the date of purchase. Under normal market conditions, the Portfolio will invest at least 25% of its total assets in securities of issuers in the financial services industry. (See Investment Policies.)


Investment Risks. The policy of normally investing at least 25% of assets in securities of issuers in the financial services industry may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. In addition, since the Portfolio may invest in securities of foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign banks and their foreign branches, such as negotiable certificates of deposit (Eurodollar CDs), and securities of foreign governments, investment in the Fund might involve risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. (For a discussion of risks, see Risks and Investment Considerations.)


Purchases. The minimum initial investment is $2,500, and additional investments must be at least $100 (only $50 for purchases by electronic transfer). Lower initial investment minimums apply to IRAs, UGMAs, and automatic investment plans. Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another no-load Stein Roe Fund. For more detailed information, see How to Purchase Shares.

Redemptions. For information on redeeming shares, including the special redemption privileges, see How to Redeem Shares.

Distributions. Dividends are declared each business day and are paid monthly. Dividends will be reinvested in additional Fund shares unless you elect to have them paid in cash, deposited by electronic transfer into your bank account, or invested in shares of another no-load Stein Roe Fund. (See Distributions and Income Taxes and Shareholder Services.)

Adviser and Fees.  Stein Roe & Farnham Incorporated (the
"Adviser") provides administrative, management, and investment advisory services to the Fund and the Portfolio. For a description of the Adviser and its fees, see Management.

     If you have any additional questions about the Fund, please feel free to discuss them with a Stein Roe account representative by calling 800-338-2550.

FEE TABLE

Shareholder Transaction Expenses
Sales Load Imposed on Purchases...............None
Sales Load Imposed on Reinvested Dividends....None
Deferred Sales Load...........................None
Redemption Fees...............................None*
Exchange Fees.................................None


Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees ...........0.50%
12b-1 Fees....................................None
Other Expenses ...............................0.25%
                                              -----
Total Fund Operating Expenses.................0.75%
                                              =====
_________________________
*There is a $7.00 charge for wiring redemption proceeds to your bank. A fee of $5.00 per quarter may be charged for accounts that fall below stated minimums. (See How to Redeem Shares-
 General Redemption Policies.)


Example. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:


         1 year      3 years      5 years      10 years
         ------      -------      -------      --------
           $8          $24          $42          $93


     The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based upon actual expenses incurred in the last fiscal year.

     The Fund pays the Adviser an administrative fee based on the Fund's average daily net assets and the Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both the Fund and the Portfolio are summarized in the Fee Table and are described under Management. The Fund will bear its proportionate share of Portfolio expenses. The trustees of the Trust have considered whether the annual operating expenses of the Fund, including its proportionate share of the expenses of the Portfolio, would be more or less than if the Fund invested directly in the securities held by the Portfolio. The trustees concluded that the Fund's expenses would not be greater in such case.

     For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods; that all income dividends and capital gains distributions are reinvested in additional shares; and that, for purposes of fee breakpoints, the net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Fee Table and Example is useful in reviewing expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

FINANCIAL HIGHLIGHTS

The following table reflects the results of operations of the Fund on a per-share basis and has been audited by Ernst & Young LLP, independent auditors. The table should be read in conjunction with the financial statements and notes thereto, which may be obtained from the Trust without charge upon request.


                                                        Years Ended June 30,
                     1989     1990     1991     1992     1993     1994     1995     1996     1997    1998
                    ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
Net Asset Value,
  Beginning of
  Period            $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net investment
  income             0.081    0.079    0.068    0.044    0.028    0.028    0.048    0.050    0.048    0.050
Distributions from
  net investment
  income            (0.081)  (0.079)  (0.068)  (0.044)  (0.028)  (0.028)  (0.048)  (0.050)  (0.048) (0.050)
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value,
  End of Period     $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Ratio of expenses
  to average net
  assets             0.75%    0.76%    0.78%    0.78%    0.79%    0.79%    0.76%    0.78%    0.77%    0.75%
Ratio of net invest-
  ment income to
  average net assets 8.13%    7.94%    6.81%    4.40%    2.81%    2.77%    4.83%    4.98%    4.80%    4.98%
Total return         8.41%    8.20%    6.98%    4.49%    2.83%    2.81%    4.96%    5.07%    4.92%    5.09%
Net assets, end o
  of period (000
  omitted)        $948,018 $949,803 $840,525 $711,087 $627,110 $554,713 $498,163 $476,840 $452,358 $493,954


THE FUND


Stein Roe Cash Reserves Fund (the "Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Because the Fund invests only in money market instruments, it is called a "money market fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed.

     The Fund is a series of Stein Roe Income Trust (the "Trust"), an open-end management investment company which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


     Although there can be no assurance that it will always be able to do so, the Fund follows procedures designed to stabilize its price per share at $1.00. The Statement of Additional
Information describes these procedures.

     Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and accounting and bookkeeping services to the Fund and the Portfolio. The Adviser also manages several other mutual funds with different investment objectives, including international funds, equity funds and taxable and tax-exempt bond funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.

     On March 2, 1998, the Fund became a "feeder fund"-that is, it invested all of its assets in SR&F Cash Reserves Portfolio (the "Portfolio"), a "master fund" that has an investment objective identical to that of the Fund. The Portfolio is a series of SR&F Base Trust. Prior to converting to a feeder fund, the Fund had invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of the Portfolio, the Fund's master fund, are managed by the Adviser in the same manner as the assets of the Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)


     Because the Fund strives to maintain a $1.00 per share value, its return is usually quoted either as a current seven-day yield, calculated by totaling the dividends on a share of the Fund for the previous seven days and restating that yield as an annual rate; or as an effective yield, calculated by adjusting the current yield to assume daily compounding. The current and effective yields for the seven-day period ended Sept. 30, 1998, were 4.89% and 5.01%, respectively. To obtain current yield information, you may call 800-338-2550.


     From time to time, the Fund may also quote total return figures. The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

     Comparison of the yield or total return of the Fund with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Past performance is no guarantee of future results.

INVESTMENT POLICIES

The Fund seeks to obtain maximum current income consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing all of its net investable assets in the Portfolio, which has the identical investment objective. The Portfolio seeks to achieve its objective by investing all of its assets in U.S. dollar-denominated money market instruments maturing in thirteen months or less from time of investment. Each security must be rated (or be issued by an issuer that is rated with respect to its short-term debt) within the highest rating category for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO") (or, if rated by only one NRSRO, by that rating agency), or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality. These securities may include:

(1) Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities");
(2) Securities issued or guaranteed by the government of any foreign country that are rated at time of purchase A or better (or equivalent rating) by at least one NRSRO; /1/
(3) Certificates of deposit, bankers' acceptances and time deposits of any bank (U.S. or foreign) having total assets in excess of $1 billion, or the equivalent in other currencies (as of the date of the most recent available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank;
(4) Commercial paper of U.S. or foreign issuers;
(5) Notes, bonds, and debentures rated at time of purchase A or better (or equivalent rating) by at least one NRSRO;
(6) Repurchase agreements /2/ involving securities listed in (1)
    above;
(7) Other high-quality short-term obligations.
------------
/1/ For a description of certain NRSRO commercial paper, note, and bond ratings, see the Appendix to the Statement of Additional Information.
/2/ A sale of securities to the Portfolio in which the seller (a bank or securities dealer that the Adviser believes to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.
------------------

     In accordance with its investment objective and policies, the Portfolio may invest in variable and floating rate money market instruments which provide for periodic or automatic adjustment in coupon interest rates that are reset based on changes in amount and directions of specified short-term interest rates.

     Under normal market conditions, the Portfolio will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial services institutions).

     The Portfolio maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, and not in excess of 90 days. It is a fundamental policy /3/ that the maturity of any instrument that grants the holder an optional right to redeem at par plus interest and without penalty will be deemed at any time to be the next date provided for payment on exercise of such optional redemption right.
------------------
/3/ A fundamental policy may be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.
------------------

INVESTMENT RESTRICTIONS

Each of the Fund and the Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

     Neither the Fund nor the Portfolio will, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer-this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities. /4/ Notwithstanding the limitation on investment in a single issuer, the Fund may invest all or substantially all of its assets in another investment company having the identical investment objective under a master fund/feeder fund structure.
------------
/4/ Notwithstanding the foregoing, and in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "Rule"), the Portfolio will not, immediately after the acquisition of any security (other than a Government Security or certain other securities as permitted under the Rule), invest more than 5% of its total assets in the securities of any one issuer; provided, however, that it may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof.
------------


     Although neither the Fund nor the Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; and (3) participate in an interfund lending program with other Stein Roe Funds and Portfolios. The Fund and the Portfolio may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.


     The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days (however, there is otherwise no limitation on the percentage of assets which may be invested in repurchase agreements).

     The policies described in the second and third paragraphs of this section, which summarize certain important investment restrictions of the Fund and the Portfolio, and the policy with respect to concentration of investment in the financial services industry, can be changed only with the approval of a "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940. All of the investment restrictions are set forth in the Statement of Additional Information.

RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. There can be no guarantee that the Fund or the Portfolio will achieve its objective or be able at all times to maintain its net asset value per share at $1.00.

     In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including:
(a) possible decline in the value of the collateral during the period in which it seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     The investment objective of the Fund and the Portfolio is not fundamental and may be changed by the Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.


     The policy of investing at least 25% of its assets in securities of issuers in the financial services industry may cause the Portfolio to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Because the Portfolio may invest in: securities of foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign banks and their foreign branches, such as negotiable certificates of deposit; securities of foreign governments; and securities of foreign issuers, such as commercial paper and corporate notes, bonds and debentures, investment in the Fund might involve risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments; the possible imposition of foreign withholding taxes on interest income payable on securities held in the portfolio; possible seizure or nationalization of foreign deposits; the possible establishment of exchange controls; or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on securities in the portfolio. Additionally, there may be less public information available about foreign banks and their branches. Foreign banks and foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing, and financial reporting standards comparable to U.S. banks.


     The Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed and the yields then available in the market may be greater. It will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

     The Portfolio may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which it binds itself to accept delivery of a security at the option of the other party to the agreement.


Year 2000 Compliance. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's Adviser, administrator, distributor and transfer agent ("Liberty Companies") are taking steps that they believe are reasonably designed to address the Year 2000 problem, including working with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Fund will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.


HOW TO PURCHASE SHARES

You may purchase shares by check, by wire, by electronic transfer, or by exchange from your account with another no-load Stein Roe Fund. The initial purchase minimum per account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or the Automatic Exchange Plan) is $1,000 for regular accounts and $500 for UGMA accounts; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [service mark] program and for clients of the Adviser. Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See Shareholder Services.)

By Check. To make an initial purchase of shares by check, please complete and sign the application and mail it, together with a check made payable to Stein Roe Mutual Funds, to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send orders to SteinRoe Services Inc., P.O. Box 803938, Chicago, Illinois 60680.

     You may make subsequent investments by submitting a check along with either the stub from your account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Money orders will not be accepted for initial purchases into new accounts. Credit card convenience checks will not be accepted for initial or subsequent purchases into your account. Each individual check submitted for purchase must be at least $100, and the Fund generally will not accept cash, drafts, third or fourth party checks, or checks drawn on banks outside of the United States. Should an order to purchase shares of the Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred.

By Wire. You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the First National Bank of Boston. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first call 800-338-2550 to request an account number and furnish your Social Security or other tax identification number. Neither the Fund nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your account number, and should address its wire as follows:


First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Account No. 560-99696
Fund No. 36; Stein Roe Cash Reserves Fund
Account of (exact name(s) in registration)
Shareholder Account No. ________


Participants in the Stein Roe Counselor [service mark] program should address their wires as follows:


First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Account No. 560-99696
Fund No. 36; Stein Roe Cash Reserves Fund
Account of (exact name(s) in registration)
Counselor Account No. ________


By Electronic Transfer. You may also make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at prescheduled intervals ("Regular Investments") elected on your application. (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred.

By Exchange. You may purchase shares by exchange of shares from another no-load Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected Automatic Exchanges). Restrictions apply; please review the information under How to Redeem Shares-By Exchange.


Conditions of Purchase. Each purchase order must be accepted by an authorized officer of the Trust or its authorized agent or designee and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of the Trust or Fund shareholders. The Trust also reserves the right to waive or lower its investment minimums for any reason. The Trust does not issue certificates for shares.


Purchases Through Third Parties. You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. There are no charges or limitations imposed by the Trust (other than those described in this prospectus) if shares are purchased (or redeemed) directly from the Trust.


     An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.


Purchase Price and Effective Date. Each purchase of shares made directly with the Fund is made at its net asset value (see Net
Asset Value) next determined after receipt of an order in good form, including receipt of payment as follows:

     Check purchases-net asset value next determined after your check is converted into federal funds (currently one business day after receipt of your check). Your investment will begin earning dividends on the day of purchase.

     Wire purchases-net asset value next determined after receipt of the wire. If your wire is received before 11:00 a.m., Central time, your investment will begin earning dividends on the day of purchase. If your wire is received at or after 11:00 a.m., Central time, your investment will begin earning dividends on the following day.

     Electronic transfer-net asset value next determined after the Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment instruction received by telephone on a business day before 3:00 p.m., Central time, is effective on the next business day. Your investment will begin earning dividends on the day following the date of purchase.


     Each purchase of shares through an Intermediary that is an authorized agent or designee of the Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.


HOW TO REDEEM SHARES

By Written Request. You may redeem all or a portion of your shares by submitting a written request in "good order" to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send redemption requests to SteinRoe Services Inc., P.O. Box 803938, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, in English and must indicate the number of shares or the dollar amount to be redeemed and identify the shareholder's account number;
(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The request must be accompanied by any certificates for the shares, either properly endorsed for transfer, or accompanied by a stock assignment properly endorsed exactly as the shares are registered;
(4) The signatures on either the written redemption request or the certificates (or the accompanying stock power) must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and the Fund by verifying your signature);
(5) Corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to the Trust); and
(6) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

By Exchange. You may redeem all or any portion of your shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the no-load Stein Roe Fund to which you exchange on the next business day. An exchange may be made by following the redemption procedure described under By Written Request and indicating the no-load Stein Roe Fund to be purchased-a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

Special Redemption Privileges. The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

     You may not use any of the Special Redemption Privileges if you hold certificates for any of your shares. The Telephone Redemption by Check, Telephone Redemption by Wire and Check-Writing Privileges, and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)

     Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. Generally, you will be limited to four Telephone Exchange round-trips per year and the Fund may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of the Fund into another no-load Stein Roe Fund, and then back to the Fund). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)

     The Trust reserves the right to suspend or terminate at any time and without prior notice the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Fund. Therefore, regardless of the number of telephone exchange round-trips made by an investor, the Trust generally will not honor requests for Telephone Exchanges by shareholders identified by the Trust as "market-timers" if the officers of the Trust determine the order not to be in the best interests of the Trust or its shareholders. The Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets rather than for investment considerations. Moreover, the Trust reserves the right to suspend, limit, modify, or terminate at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Fund, the Trust expects that it would provide shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Fund. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. (See How to Redeem Shares-By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

     Automatic Exchanges.  You may use the Automatic Exchange
Privilege to automatically redeem a fixed amount from your account for investment in another no-load Stein Roe Fund account on a regular basis.

     Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.

     Telephone Redemption by Wire Privilege. You may use this Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

     Check-Writing Privilege. You may redeem shares by writing special checks in the amount of $50 or more. Your checks are drawn against a special checking account maintained with the First National Bank of Boston, and you will be subject to the bank's procedures and rules relating to its checking accounts and to this Privilege.

     Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House or at scheduled intervals ("Automatic Redemptions"-see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 3:00 p.m., Central time, is deemed received on the next business day.

General Redemption Policies. You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. If you wish to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser, special procedures of those plans apply. (See Shareholder Services-Tax-Sheltered Retirement Plans.) The Trust reserves the right to require a properly completed application before making payment for shares redeemed.

     The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares, even though the Fund attempts to maintain its net asset value at $1.00 (rounded to the nearest one cent), and may result in a realized capital gain or loss.

     The Trust normally intends to pay proceeds of a redemption within two business days and generally no later than seven days after proper instructions are received. If a request for Telephone Redemption by Wire is received before 11:00 a.m., Central time, the proceeds will be paid on the day the order is received; proceeds of an order received at or after 11:00 a.m., Central time, will be paid on the next business day. The Trust will not be responsible for the consequences of delays, including delays in the mail, banking, or Federal Reserve wire systems. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank. Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

     The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

     Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Fund and its transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.


     The Trust reserves the right to redeem shares in any account and send the proceeds to the owner of record if the shares in the account do not have a value of at least $1,000. If the value of the account is more than $10, a shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed. The Trust reserves the right to redeem any account with a value of $10 or less without prior written notice to the shareholder. Due to the proportionately higher costs of maintaining small accounts, the transfer agent may charge and deduct from the account a $5 per quarter minimum balance fee if the account is a regular account with a balance below $2,000 or an UGMA account with a balance below $800. This minimum balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more, (2) Stein Roe IRAs, (3) other Stein Roe prototype retirement plans, (4) accounts with automatic investment plans (unless regular investments have been discontinued), or (5) omnibus or nominee accounts. The transfer agent may waive the fee, at its discretion, in the event of significant market corrections.


     Shares in any account you maintain with the Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer or any liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and redemptions of Fund shares, as well as periodic statements detailing distributions made by the Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Stein Roe Fund, or through an automatic investment plan will be confirmed to you quarterly. In addition, the Trust will send you semiannual and annual reports showing portfolio holdings and will provide you annually with tax information.

     To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you wish to receive additional copies free of charge. This policy may not apply if you purchased shares through an Intermediary.

Funds-on-Call(r) Automated Telephone Service. To access Stein Roe Funds-on-Call(r), just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call(r) provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week. You also may use Funds-on-Call(r) to make Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.) Information regarding your account is available to you via Funds-on-Call(r) only after you follow an activation process the first time you call. Your account information is protected by a personal identification number (PIN) that you establish.

Stein Roe Counselor [service mark] Program. The Stein Roe Counselor [service mark] program is a professional investment advisory service available to shareholders. This program is designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Funds.

Recordkeeping and Administration Services. If you oversee or administer investments for a group of investors, we offer a variety of services.

Tax-Sheltered Retirement Plans. Booklets describing the following programs and special forms necessary for establishing them are available on request. You may use all of the no-load Stein Roe Funds, except those investing primarily in tax-exempt securities, in these plans. Please read the prospectus for each Stein Roe Fund in which you plan to invest before making your investment.

     Individual Retirement Accounts ("IRAs") for employed persons and their non-employed spouses.

     Prototype Money Purchase Pension and Profit-Sharing Plans for self-employed individuals, partnerships, and corporations.



     Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.

Special Services. The following special services are available to shareholders. Please call 800-338-2550 or write the Trust for additional information and forms.

     Dividend Purchase Option-diversify your investments by having distributions from one no-load Stein Roe Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and carefully read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

     Automatic Dividend Deposit (electronic transfer)-have income dividends and capital gains distributions deposited directly into your bank account.

     Telephone Redemption by Check Privilege ($1,000 minimum) and
Telephone Exchange Privilege ($50 minimum)-established automatically when you open your account unless you decline them on your application. (See How to Redeem Shares-Special Redemption Privileges.)

     Telephone Redemption by Wire Privilege-redeem shares from your account by phone and have the proceeds transmitted by wire to your account ($1,000 minimum).

     Check-Writing Privilege-redeem shares by writing special checks against your Fund account ($50 minimum per check).

     Special Redemption Option (electronic transfer)- redeem shares at any time and have the proceeds deposited directly to your bank account ($50 minimum; $100,000 maximum).

     Regular Investments (electronic transfer)-purchase shares at regular intervals directly from your bank account ($50 minimum;
$100,000 maximum).

     Special Investments (electronic transfer)-purchase shares by telephone and pay for them by electronic transfer of funds from your bank account ($50 minimum; $100,000 maximum).

     Automatic Exchange Plan-automatically redeem a fixed dollar amount from your account and invest it in another no-load Stein
Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).

     Automatic Redemptions (electronic transfer)-have a fixed dollar amount redeemed and sent at regular intervals directly to your bank account ($50 minimum; $100,000 maximum).

     Systematic Withdrawals-have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

NET ASSET VALUE

The purchase or redemption price of Fund shares is the net asset value per share. The net asset value of a share is normally determined twice each day: at 11:00 a.m., Central time, and as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time). The net asset value per share is computed by dividing the difference between the values of assets and liabilities by the number of shares outstanding and rounding to the nearest cent. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. The Portfolio allocates net asset value, income, and expenses to the Fund and any other of its feeder funds in proportion to their respective interests in the Portfolio.

     The Fund attempts to maintain its net asset value at $1.00 per share. Portfolio securities are valued based on their amortized cost, which does not take into account unrealized gains or losses. Other assets and securities for which this valuation method does not produce a fair value are valued at a fair value determined by the Board. The extent of any deviation between the net asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio instruments, increasing, reducing or suspending distributions, or redeeming shares in kind.

DISTRIBUTIONS AND INCOME TAXES

Distributions. A dividend from net income of the Fund is declared each business day to shareholders of record immediately before 3:00 p.m., Central time. (See How to Purchase Shares.) Dividends are paid monthly and confirmed at least quarterly. If the net asset value per share were to decline, or were believed likely to decline, below $1.00 (rounded to the nearest cent), the Board might temporarily reduce or suspend dividends in an effort to maintain net asset value at $1.00 per share.

     All of your income dividends and capital gains distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank account; (3) applied to purchase shares in your account with another no-load Stein Roe Fund; or (4) applied to purchase shares in a no-load Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment normally occurs on the payable date. If a shareholder elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service selected by the transfer agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. The Trust reserves the right to reinvest the proceeds and future distributions in additional shares of the Fund if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Income Taxes. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

     You will be advised annually as to the source of distributions. If you are not subject to tax on your income, you will not be required to pay tax on these amounts. Because investment income consists primarily of interest, it is expected that none of the dividends paid by the Fund will qualify under the Internal Revenue Code for the dividends received deduction available to corporations.

     For federal income tax purposes, the Fund is treated as a separate taxable entity distinct from the other series of the Trust.

     This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

Backup Withholding. The Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you-generally redemption proceeds. Backup withholding may be required if:
- You fail to furnish your properly certified Social Security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs the Trust that your tax identification number is incorrect.

     These certifications are contained in the application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

MANAGEMENT

Trustees and Investment Adviser. The Board of Trustees of the Trust and the Board of SR&F Base Trust have overall management responsibility for the Fund and the Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since the Trust and SR&F Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Fund and the Portfolio.


     The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of the Portfolio and the business affairs of the Fund, the Portfolio, the Trust and SR&F Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser (or its predecessor) has advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

     The Adviser's mutual funds and institutional asset management businesses are managed together with its affiliate, Colonial Management Associates, Inc. ("CMA"). A single management team includes employees of each company. CMA is a registered investment adviser serving mutual funds and institutions. Certain officers of CMA also are officers of the Adviser in their roles as managers of the combined business. CMA shares personnel, facilities and systems with the Adviser that the Adviser uses in providing services to the Fund.



Fees and Expenses. The Adviser provides administrative services to the Fund under an administrative agreement and investment management services to the Portfolio under a management agreement. The Adviser is entitled to receive a monthly administrative fee from the Fund at an annual rate of 0.250% of the first $500 million of average net assets, 0.200% of the next $500 million, and 0.150% thereafter; and a monthly portfolio management fee from the Portfolio at an annual rate of 0.250% of the first $500 million of average net assets and 0.225% thereafter, each computed and accrued daily.


     Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to the Fund and the Portfolio, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of portfolio securities. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.  SteinRoe Services Inc., One South Wacker Drive,
Chicago, Illinois 60606, a wholly owned subsidiary of Liberty
Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.


Distributor. Fund shares are distributed by Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, Massachusetts 02111. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. Fund shares are offered for sale without any sales commissions or charges to the Fund or its shareholders. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.


     All correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send orders to SteinRoe Services Inc., P.O. Box 803938, Chicago, Illinois 60680.

Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund and the Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, four series are authorized and outstanding.

     Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

     The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

     As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

MASTER FUND/FEEDER FUND:  STRUCTURE AND RISK FACTORS

The Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of the Fund approved this policy of permitting the Fund to act as a feeder fund by investing in the Portfolio. Please refer to Investment Policies and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Fund and the Portfolio. The management fees and expenses of both the Fund and the Portfolio are described under Fee Table and Management. The Fund bears its proportionate share of the Portfolio's expenses.

     The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

     SR&F Cash Reserves Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that the Fund and other investors in the Portfolio will be liable for all obligations of the Portfolio that are not satisfied by the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and the Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

     The Declaration of Trust of Base Trust provides that the Portfolio will terminate 120 days after the withdrawal of the Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote the Fund's interests in the Portfolio for such continuation without approval of the Fund's shareholders.

     The common investment objective of the Fund and the Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to the Fund's shareholders. The fundamental policies of the Fund and the corresponding fundamental policies of the Portfolio can be changed only with shareholder approval.

     If the Fund, as an investor in the Portfolio, is requested to vote on a proposed change in a fundamental policy of the Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors. If other investors hold a majority interest in the Portfolio, they could have voting control over the Portfolio.

     In the event that the Portfolio's fundamental policies were changed so as to be inconsistent with those of the Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of its assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in money market instruments maturing in 13 months or less. Any of these actions would require the approval of the Fund's shareholders. The Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of the Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

     Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio by all investors in the Portfolio.
The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

     Base Trust may permit other investment companies and/or other institutional investors to invest in the Portfolio, but members of the general public may not invest directly in the Portfolio.
Other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, could incur different administrative fees and expenses than the Fund, and their shares might be sold with a sales commission. Therefore, the Fund's shareholders might have different investment returns than shareholders in another investment company that invests exclusively in the Portfolio. Investment by such other investors in the Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in the Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk.

     Information regarding any other investors in the Portfolio may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.
                     __________________

Stein Roe Mutual Funds
Certificate of Authorization
for use by corporations and associations only

Corporations or associations must complete this Certificate and submit it with the Fund Application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call a Stein Roe account representative at 800-338-2550 .

The undersigned hereby certifies that he is the duly elected
Secretary of  ____________________________
            (name of Corporation/Association)

(the "Corporation") and that the following individual(s):

                    Authorized Persons
_______________________________   __________________________
Name                              Title
_______________________________   __________________________
Name                              Title
_______________________________   __________________________
Name                              Title

is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and By-laws provide that he is the only person authorized to so act.

Unless expressly declined on the Application (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the Application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of ________________, 19____.

                           ________________________________
                           Secretary

                           _________________________________
                           Signature Guarantee*
                           *Only required if the person signing
                           the Certificate is the only person
                           named as "Authorized Person."
CORPORATE
SEAL
HERE


For More Information

You can obtain more information about the Fund's investments in its semiannual and annual reports to shareholders. These reports discuss the market conditions and investment strategies that affected the Fund's performance over the past six months and year.

You may wish to read the SAI for more information on the Fund.
The SAI is incorporated into this prospectus by reference, which means that it is legally considered to be part of this prospectus and you are deemed to have been told of its contents.

                        MONEY MARKET FUNDS

To obtain free copies of Fund's semiannual and annual reports or SAI, and to request other information about the Fund, write or call:

Stein Roe Mutual Funds
One South Wacker Drive
Suite 3200
Chicago, IL 60606
800-338-2550

www.steinroe.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Securities and Exchange Commission (SEC) at www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC, by calling 800-SEC-0330, or by sending your request and the appropriate fee to the SEC's public reference section, Washington, DC 20549-6009.

Investment Company Act file number:  811-4552

                   LIBERTY FUNDS DISTRIBUTOR, INC.

Prospectus  Nov. 1, 1998


Stein Roe Mutual Funds

Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund

Intermediate Bond Fund seeks high current income by investing primarily in marketable debt securities. The dollar-weighted average life of the Fund's portfolio is expected to be between three and 10 years.

Income Fund seeks high current income by investing principally in medium-quality debt securities and, to a lesser extent, in lower-quality securities which may involve greater risk.

High Yield Fund seeks total return by investing for a high level of current income and capital growth by investing primarily in high-yield, high-risk medium- and lower-quality debt securities.

     Lower-quality securities, commonly known as "junk bonds," are subject to a greater risk with regard to payment of interest and return of principal than higher-rated bonds. Investors should carefully consider the risks associated with junk bonds before investing. (See Investment Policies, Risks and Investment Considerations, and Appendix-Ratings.)


     Each Fund seeks to achieve its objective by investing all of its net investable assets in a corresponding portfolio of SR&F Base Trust that has the identical investment objective and substantially the same investment policies as the Fund. The investment experience of each Fund will correspond to that of its respective Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.)

     Each Fund is a "no-load" fund. There are no sales or redemption charges, and the Funds have no 12b-1 plans. The Funds are series of Stein Roe Income Trust, an open-end management investment company.


     This prospectus contains information you should know before investing in the Funds. Please read it carefully and retain it for future reference.


     A Statement of Additional Information dated Nov. 1, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. That information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC is available at the SEC's website, www.sec.gov. This prospectus is also available electronically by using Stein Roe's Internet address: www.steinroe.com. You can get a free paper copy of the prospectus, the Statement of Additional Information, and the most recent financial statements by calling 800-338-2550 or by writing to Stein Roe Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
                                       Page
Summary..................................2
Fee Table ...............................3
Financial Highlights ....................4
The Funds ...............................8
Investment Policies .....................8
   Intermediate Bond Fund................8
   Income Fund..........................10
   High Yield Fund......................11
Portfolio Investments and Strategies....12
Investment Restrictions.................18
Risks and Investment Considerations ....19
How to Purchase Shares..................20
   By Check.............................20
   By Wire..............................21
   By Electronic Transfer ..............21
   By Exchange .........................22
   Conditions of Purchase ..............22
   Purchases Through Third Parties......22
   Purchase Price and Effective Date ...22
How to Redeem Shares ...................23
   By Written Request ..................23
   By Exchange .........................23
   Special Redemption Privileges .......23
   General Redemption Policies .........25
Shareholder Services ...................26
Net Asset Value ........................28
Distributions and Income Taxes..........29
Investment Return ......................30
Management..............................31
Organization and Description of Shares .33
Master Fund/Feeder Fund: Structure and
   Risk Factors.........................33
Appendix-Ratings........................35
Certificate of Authorization............39

SUMMARY

Stein Roe Intermediate Bond Fund ("Intermediate Bond Fund"), Stein Roe Income Fund ("Income Fund"), and Stein Roe High Yield Fund ("High Yield Fund") are series of the Stein Roe Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Each Fund is a "no-load" fund. There are no sales or redemption charges. (See The Funds and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of the Funds are not qualified for sale.

Investment Objectives and Policies. Intermediate Bond Fund and Income Fund each seek a high level of current income. High Yield Fund seeks total return by investing for a high level of current income and capital growth. Each Fund invests as described below.

Intermediate Bond Fund invests all of its net investable assets in SR&F Intermediate Bond Portfolio ("Intermediate Bond Portfolio") which pursues a high level of current income, consistent with capital preservation, by investing primarily in marketable debt securities. At least 60% of its assets will be invested in debt securities rated within the three highest grades assigned by Moody's or by S&P, or in U.S. Government Securities, commercial paper, and certain bank obligations. Under normal market conditions, it invests at least 65% of its assets in securities with an average life of between three and 10 years, and expects that the dollar-weighted average life of its portfolio will be between three and 10 years.

Income Fund invests all of its net investable assets in SR&F Income Portfolio ("Income Portfolio") which seeks high current income by investing principally in medium-quality debt securities (such as securities rated A or Baa by Moody's or A or BBB by S&P), with at least 60% of its assets invested in medium- or higher-quality debt securities. Medium-quality debt securities may have some speculative characteristics. Income Portfolio may also invest to a lesser extent in securities of lower quality, which may entail greater risk. Lower-quality securities are commonly referred to as "junk bonds."

High Yield Fund invests all of its net investable assets in SR&F High Yield Portfolio ("High Yield Portfolio") which seeks total return by investing for a high level of current income and capital growth. High Yield Portfolio invests primarily in high-yield, high-risk medium- and lower-quality debt securities. Medium-quality debt securities, although considered investment grade, may have some speculative characteristics. Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds."

     For a more detailed discussion of the investment objectives and policies, please see Investment Policies and Portfolio
Investments and Strategies. There is, of course, no assurance that any Fund or Portfolio will achieve its investment objective.

Investment Risks. The risks inherent in each Fund and Portfolio depend primarily upon the term and quality of the obligations in its portfolio, as well as on market conditions. Interest rate fluctuations will affect net asset value, but not the income received from portfolio securities. However, because yields on debt securities available for purchase vary over time, no specific yield on shares of a Fund can be assured. Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation from interest rate changes than that of a longer-term fund and who can accept greater levels of credit and other risks associated with securities that are rated below investment grade. Income Fund and High Yield Fund are designed for investors who seek a higher level of income and who can accept greater levels of credit and other risks associated with securities of medium or lower quality. Although both Income Fund and High Yield Fund invest in medium- and lower-quality debt securities, High Yield Fund is designed for investors who can accept the heightened level of risk and principal fluctuation inherent in a portfolio that invests at least 65% of its assets in medium- and lower-quality debt securities, while Income Fund, which invests up to 60% of its assets in high- and medium-quality debt securities, can invest only up to 40% of its assets in such securities. The Portfolios may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. Please see Investment Restrictions and Risks and Investment Considerations for further information.

Purchases. The minimum initial investment for each Fund is $2,500. Additional investments must be at least $100 (only $50 for purchases by electronic transfer). Lower initial investment minimums apply to IRAs, UGMAs, and automatic investment plans. Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another no-load Stein Roe Fund. (See How to Purchase Shares.)

Redemptions. For information on redeeming Fund shares, including the special redemption privileges, please see How to Redeem
Shares.

Distributions. Dividends are declared each business day and are paid monthly. Dividends will be reinvested in additional Fund shares unless you elect to have them paid in cash, deposited by electronic transfer into your bank account, or invested in shares of another no-load Stein Roe Fund. (See Distributions and Income Taxes and Shareholder Services.)

Management and Fees.  Stein Roe & Farnham Incorporated (the
"Adviser") is investment adviser to each Portfolio. In addition, it provides administrative and bookkeeping and accounting services to each Fund and each Portfolio. For a description of the Adviser and its fees, see Management.

     If you have any additional questions about the Funds, please feel free to discuss them with a Stein Roe account representative by calling 800-338-2550.

FEE TABLE
                                     Inter-
                                     mediate            High
                                     Bond     Income    Yield
                                     Fund      Fund     Fund
                                     -----   -------    ----
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases      None      None     None
Sales Load Imposed on Reinvested
   Dividends                         None      None     None
Deferred Sales Load                  None      None     None
Redemption Fees*                     None      None     None
Exchange Fees                        None      None     None


ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets; after fee waiver, if
 applicable)
Management and Administrative Fees
  (after fee waiver, if applicable)  0.50%     0.61%    0.33%
12b-1 Fees                           None      None     None
Other Expenses (after fee waiver,
  if applicable)                     0.22%     0.22%    0.67%
Total Fund Operating Expenses        -----     -----    -----
  (after fee waiver, if applicable)  0.72%     0.83%    1.00%
                                     =====     =====    =====
___________________
*There is a $7.00 charge for wiring redemption proceeds to your bank. A fee of $5.00 per quarter may be charged for accounts that fall below stated minimums. (See How to Redeem Shares-General Redemption Policies.)


Examples.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:


                          1 year   3 years   5 years   10 years
                          ------   -------   -------   --------
  Intermediate Bond Fund   $ 7       $23      $40        $ 89
  Income Fund                8        26       46         103
  High Yield Fund           10        32       55         122


     The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in a Fund. The information in the table is based upon actual expenses incurred in the last fiscal year. The figures in the Examples assume that the percentage amounts listed for the respective Funds under Annual Fund Operating Expenses remain the same during each of the periods, that all income dividends and capital gains distributions are reinvested in additional Fund shares, and that, for purposes of fee breakpoints, if any, the Funds' respective net assets remain at the same levels as in the most recently completed fiscal year.


     From time to time, the Adviser may voluntarily waive a portion of its fees payable by a Fund. The Adviser has agreed to voluntarily waive such fees to the extent ordinary operating expenses exceed 1% of High Yield Fund's annual average net assets. This commitment expires on Oct. 31, 1999, subject to earlier review and possible termination by the Adviser on 30 days' notice to the Fund. Absent such expense undertaking, Management and Administrative Fees, Other Expenses and Total Fund Operating Expenses would have been 0.65%, 0.67% and 1.32%, respectively.
Any such reimbursement will lower the Fund's overall expense ratio and increase its overall return to investors. (Also see Management-Fees and Expenses.)


     Each Fund pays the Adviser an administrative fee based on the Fund's average daily net assets and each Portfolio pays the Adviser a management fee based on the Portfolio's average daily net assets. The expenses of both the Funds and the Portfolios are summarized in the Fee Table above and are described under Management. Each Fund bears its proportionate share of the fees and expenses of its corresponding Portfolio. The trustees of the Trust have considered whether the annual operating expenses of each Fund, including its proportionate share of Portfolio expenses, would be more or less than if the Fund invested directly in the securities held by the Portfolio. The trustees concluded that Fund expenses would not be materially greater in such case.

     The figures in the Examples are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Examples and Fee Table is useful in reviewing the Funds' expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

FINANCIAL HIGHLIGHTS

The following tables reflect the results of operations of the Funds on a per-share basis and have been audited by Ernst & Young LLP, independent auditors. All of the auditors' reports related to information for these periods were unqualified. These tables should be read in conjunction with the respective Fund's financial statements and notes thereto. The Funds' annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.


Intermediate Bond Fund

                                                        Years Ended June 30,
                     1989     1990     1991     1992     1993     1994     1995     1996     1997    1998
                    ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
Net Asset Value,
  Beginning of
  Period            $8.51    $8.65    $8.38    $8.53    $8.99    $9.26    $8.44    $8.67    $8.58    $8.74
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Income from Invest-
  ment Operations
Net investment
  income              .74      .73      .69      .69      .65      .56      .58      .59      .60      .58
Net realized and
  unrealized gains
  (losses) on
  investments         .14     (.28)     .16      .46      .27     (.59)     .23     (.10)     .17      .23
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Total from invest-
  ment operations     .88      .45      .85     1.15      .92     (.03)     .81      .49      .77      .81
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Distributions
Net investment
  income             (.74)    (.72)    (.70)    (.69)    (.65)    (.56)    (.58)    (.58)    (.61)    (.58)
Net realized
  capital gains         -        -        -        -        -     (.08)       -        -        -        -
In excess of
  realized gains        -        -        -        -        -     (.15)       -        -        -        -
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Total distributions  (.74)    (.72)    (.70)    (.69)    (.65)    (.79)    (.58)    (.58)    (.61)    (.58)
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Net Asset Value,
  End of Period     $8.65    $8.38    $8.53    $8.99    $9.26    $8.44    $8.67    $8.58    $8.74    $8.97
                    =====    =====    =====    =====    =====    =====    =====    =====    =====    =====
Ratio of net
  expenses to
  average net
  assets (a)        0.73%    0.74%    0.73%    0.70%    0.67%    0.70%    0.70%    0.70%    0.73%    0.72%
Ratio of net in-
  vestment income
  to average net
  assets  (b)       8.71%    8.60%    8.17%    7.87%    7.22%    6.20%    6.94%    6.79%    6.97%    6.51%
Portfolio turnover
  rate               197%     296%     239%     202%     214%     206%     162%     202%     210%   138%(d)
Total return (b)   10.97%    5.33%   10.62%   14.02%   10.59%   (0.47%)  10.11%    5.76%    9.31%    9.51%
Net assets, end of
  period (000
  omitted)       $165,056 $161,439 $184,444 $242,948 $311,728 $302,507 $301,733 $298,112 $328,784 $437,456

Income Fund

                                                        Years Ended June 30,
                     1989     1990     1991     1992     1993     1994     1995     1996     1997    1998
                    ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
Net Asset Value,
  Beginning of
  Period            $ 9.60   $ 9.65   $ 8.95   $ 8.95   $ 9.51   $10.10   $ 9.36   $ 9.79   $ 9.63   $ 9.88
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from Invest-
  ment Operations
Net investment
  income               .95      .92      .80      .76      .75      .69      .71      .71      .70      .69
Net realized and
  unrealized gains
  (losses) on invest-
  ments                .05     (.70)       -      .56      .59     (.74)     .43     (.16)     .25      .15
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total from investment
  operations          1.00      .22      .80     1.32     1.34     (.05)    1.14      .55      .95      .84
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Distributions from
  net investment
  income              (.95)    (.92)    (.80)    (.76)    (.75)    (.69)    (.71)    (.71)    (.70)   (.69)
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value,
  End of Period     $ 9.65   $ 8.95   $ 8.95   $ 9.51   $10.10   $ 9.36   $ 9.79   $ 9.63   $ 9.88   $10.03
                    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Ratio of net expen-
  ses to average
  net assets (a)     0.90%    0.93%    0.95%    0.90%    0.82%    0.82%    0.82%    0.82%    0.84%    0.83%
Ratio of net invest-
  ment income to
  average net
  assets (b)         9.97%   10.02%    8.98%    8.20%    7.62%    6.94%    7.55%    7.26%    7.26%    6.89%
Portfolio turnover
  rate                 94%      90%      77%      76%      39%      53%      64%     135%     138%    9%(d)
Total return (b)    11.06%    2.48%    9.30%   15.30%   14.64%   (0.69%)  12.79%    5.70%   10.34%    8.72%
Net assets, end of
  period (000
  omitted)        $110,376  $89,023  $93,952 $112,706 $151,594 $158,886 $174,327 $309,564 $375,272 $448,403

High Yield Fund
                      Period Ended June 30,      Year Ended June
30,
   1997(c)      1998
Net Asset Value, Beginning of Period   $10.00      $10.54
Income from Investment Operations
Net investment income   .52      .85
Net realized and unrealized gains on investments       .54
 .61
Total from investment operations   1.06      1.46
Distributions
Net investment income      (.52)         (.85)
Net realized gains         -          (.15)
Total distributions      (.52)        (1.00)
Net Asset Value, End of Period   $10.54      $11.00
Ratio of net expenses to average net assets (a)   1.00%   (e)
1.00%
Ratio of net investment income to average net assets (b)   8.05%
(e)   7.79%
Total return (b)    10.88%      14.38%
Net assets, end of period (000 omitted)    $13,482      $41,471
-----
(a) If the Funds had paid all of their expenses and there had been no reimbursement of expenses by the Adviser, these ratios would have been: for Intermediate Bond Fund, 0.71%, 0.75% and 0.75% for the years ended June 30, 1995 through 1997, respectively; for Income Fund, 0.83%, 0.85%, 0.88% and 0.85% for the years ended June 30, 1994 through 1997, respectively; and for High Yield Fund, 2.29% for the period ended June 30, 1997, and 1.32% for the year ended June 30, 1998.
(b) Computed giving effect to the Adviser's fee waiver.
(c) High Yield Fund commenced operations on Nov. 1, 1996.
(d) Prior to commencement of operations of the Portfolio.
(e) Annualized.


THE FUNDS

The mutual funds offered by this prospectus are Stein Roe Intermediate Bond Fund ("Intermediate Bond Fund"), Stein Roe Income Fund ("Income Fund"), and Stein Roe High Yield Fund ("High Yield Fund") (collectively, the "Funds"). Each of the Funds is a no-load "mutual fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed. Mutual funds sell their own shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping.


     The Funds are series of Stein Roe Income Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series of the Trust invests in a separate portfolio of securities and other assets, with its own objectives and policies.


     Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management, administrative, and accounting and bookkeeping services to the Funds and the Portfolios. The Adviser also manages several other mutual funds with different investment objectives, including equity funds, international funds, tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.


     High Yield Fund was organized as a "feeder fund" and Intermediate Bond Fund and Income Fund became "feeder funds" on Feb. 2, 1998-that is, each invested all of its respective assets in a "master fund" that has an investment objective identical to that of the Fund. Each master fund is a series of SR&F Base Trust; each master fund is referred to as a "Portfolio." Prior to converting to a feeder fund, Intermediate Bond Fund and Income Fund had invested their assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the identical investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of each Portfolio are managed by the Adviser in the same manner as the assets of the feeder fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)


INVESTMENT POLICIES

Each Fund invests as described in the section below. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

The investment objective of INTERMEDIATE BOND FUND is to provide a high level of current income, consistent with the preservation of capital. It invests all of its net investable assets in SR&F Intermediate Bond Portfolio ("Intermediate Bond Portfolio"), which has the identical objective. Intermediate Bond Portfolio invests primarily in marketable debt securities. Under normal market conditions, it will invest at least 65% of the value of its total assets (taken at market value at the time of investment) in convertible and non-convertible bonds and debentures, and at least 60% of its assets will be invested in the following:

(1) Marketable straight-debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars, rated at time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P");
(2) U.S. Government Securities;
(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase, or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated Aa or better by Moody's or AA or better by S&P; and
(4) Bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

     Under normal market conditions, Intermediate Bond Portfolio invests at least 65% of its assets in securities with an average life of between three and 10 years, and expects that the dollar-weighted average life of its portfolio will be between three and 10 years. Average life is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity. During periods of rising interest rates, the average life of mortgage-backed securities and callable obligations may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.

     Intermediate Bond Portfolio also may invest in other debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests, and privately placed debt securities), preferred stocks, and marketable common stocks that the Adviser considers likely to yield relatively high income in relation to cost.

     Intermediate Bond Portfolio may invest up to 35% of its total assets in debt securities that are rated below investment grade (with no minimum permitted rating) and that, on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy. (See Portfolio Investments and Strategies and Risks and Investment Considerations for more information on the risks associated with investing in debt securities rated below investment grade.)


     For the fiscal year ended June 30, 1998, the investment portfolio was invested, on average, as follows: AAA, U.S. Government Securities or high-quality short-term instruments, 26.4%; AA, 8.8%; A, 26.2%; BBB, 26.7%; and BB and below, 11.9%.
The ratings are based on a dollar-weighted average, computed quarterly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of Intermediate Bond Portfolio.


The investment objective of INCOME FUND is to provide a high level of current income. Consistent with that investment objective, capital preservation and capital appreciation are regarded as secondary objectives. Income Fund invests all of its net investable assets in SR&F Income Portfolio ("Income Portfolio"), which has the identical objective.

     Income Portfolio attempts to achieve its objective by investing principally in medium-quality debt securities, which are obligations of issuers that the Adviser believes possess adequate, but not outstanding, capacities to service their debt securities, such as securities rated A or Baa by Moody's or A or BBB by S&P. The Adviser generally attributes to medium-quality securities the same characteristics as rating services.

     Although Income Portfolio will invest at least 60% of its assets in medium- or higher-quality debt securities, it may also invest to a lesser extent in debt securities of lower quality (in the case of rated securities, having a rating by Moody's or S&P of not less than C). Although Income Portfolio can invest up to 40% of its assets in lower-quality securities, it does not intend to invest more than 35% in lower-quality securities. Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." Income Portfolio may invest in lower-quality debt securities; for example, if the Adviser believes the financial condition of the issuers or the protection offered to the particular obligations is stronger than is indicated by low ratings or otherwise. (See Portfolio Investments and Strategies and Risks and Investment Considerations for more information on the risks associated with investing in medium- and lower-quality debt securities.) Income Portfolio may invest in higher-quality securities; for example, under extraordinary economic or financial market conditions, or when the spreads between the yields on medium- and high-quality securities are relatively narrow.

     Some issuers of debt securities choose not to have their securities rated by a rating service, and Income Portfolio may invest in unrated securities that the Adviser believes are suitable for investment.

     Under normal market conditions, Income Portfolio will invest at least 65% of the value of its total assets (taken at market value) in convertible and non-convertible bonds and debentures. Such securities may be accompanied by the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Equity securities acquired by conversion or exercise of such a right may be retained by Income Portfolio for a sufficient time to permit orderly disposition thereof or to establish long-term holding periods for federal income tax purposes.

     Income Portfolio may invest up to 35% of its total assets in other debt securities, marketable preferred and common stocks, and foreign and municipal securities that the Adviser considers likely to yield relatively high income in relation to costs, and rights to acquire such securities. (Municipal securities are securities issued by or on behalf of state and local governments, the interest on which is generally exempt from federal income tax.) Any assets not otherwise invested may be invested in money market instruments.


     For the fiscal year ended June 30, 1998, the investment portfolio was invested, on average, as follows: AAA, U.S. Government Securities or high-quality short-term instruments, 7.3%; AA, 5.2%; A, 19.6%; BBB, 36.5%; BB, 20.5%; B, 9.7%; and CCC
and below or unrated, 1.2%. The ratings are based on a dollar-weighted average, computed quarterly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of Income Portfolio.


The investment objective of HIGH YIELD FUND is to seek total return by investing for a high level of current income and capital growth. It seeks to achieve its objective by investing all of its net investable assets in SR&F High Yield Portfolio ("High Yield Portfolio"), which has the identical objective.

     High Yield Portfolio invests principally in high-yield, high-risk medium- and lower-quality debt securities. The medium- and lower-quality debt securities in which High Yield Portfolio invests normally offer a current yield or yield to maturity that is significantly higher than the yield from securities rated in the three highest categories assigned by rating services such as S&P or Moody's.

     Under normal circumstances, at least 65% of High Yield Portfolio's assets will be invested in high-yield, high-risk medium- and lower-quality debt securities rated lower than Baa by Moody's and lower than BBB by S&P, or equivalent ratings as determined by other rating agencies or unrated securities that the Adviser determines to be of comparable quality. Medium-quality debt securities, although considered investment grade, have some speculative characteristics. Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." Some issuers of debt securities choose not to have their securities rated by a rating service, and High Yield Portfolio may invest in unrated securities that the Adviser has researched and believes are suitable for investment. High Yield Portfolio may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of High Yield Portfolio's assets. (See Portfolio Investments and Strategies and Risks and Investment Considerations for more information on the risks associated with investing in medium- and lower-quality debt securities.)

     High Yield Portfolio may invest up to 35% of its total assets in other securities including, but not limited to, pay-in-kind bonds, securities issued in private placements, bank loans, zero coupon bonds, foreign securities, convertible securities, futures, and options. High Yield Portfolio may also invest in higher-quality debt securities. Under normal market conditions, however, High Yield Portfolio is unlikely to emphasize higher-quality debt securities since generally they offer lower yields than medium- and lower-quality debt securities with similar maturities. High Yield Portfolio may also invest in common stocks and securities that are convertible into common stocks, such as warrants.


     For the fiscal year ended June 30, 1998, the investment portfolio was invested, on average, as follows: high-quality short-term instruments, 2.1%; BBB, 1.2%; BB, 18.2%; B, 63.6%; and CCC and below or unrated, 14.9%. The ratings are based on a dollar-weighted average, computed quarterly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of High Yield Portfolio.


PORTFOLIO INVESTMENTS AND STRATEGIES

U.S. Government Securities.  U.S. Government Securities include:
(i) bills, notes, bonds, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury; and (ii) other securities that are issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and that include, but are not limited to, Government National Mortgage Association ("GNMA"), Federal Farm Credit Banks, Federal Home Loan Banks, Farmers Home Administration, Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal National Mortgage Association ("FNMA"). U.S. Government Securities are generally viewed by the Adviser as being among the safest of debt securities with respect to the timely payment of principal and interest (but not with respect to any premium paid on purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and therefore the Funds' shares can be expected to fluctuate in value.

Medium- and Lower-Quality Debt Securities. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. A Portfolio seeks to reduce investment risk through diversification, credit analysis, and evaluation of developments in both the economy and financial markets.

     An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments (see Risks and Investment Considerations) and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The lowest rating assigned by Moody's is for bonds that can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Achievement of the investment objective will be more dependent on the Adviser's credit analysis than would be the case if a Portfolio were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a proprietary credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Portfolio may have greater difficulty selling its portfolio securities. (See Net Asset Value.) The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Derivatives. Consistent with its objective, each Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; and other instruments, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives"). No Portfolio expects to invest more than 5% of its net assets in any type of Derivative except: for each Portfolio, options, futures contracts, and futures options; and for Intermediate Bond Portfolio, mortgage or other asset-backed securities.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.


     The successful use of Derivatives (including options and futures) depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.


     Mortgage and Other Asset-Backed Debt Securities. Intermediate Bond Portfolio and High Yield Portfolio each may invest in securities secured by mortgages or other assets such as automobile or home improvement loans and credit card receivables. These instruments may be issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or by private entities such as commercial, mortgage and investment banks and financial companies or financial subsidiaries of industrial companies.

     Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans
Administration.  Securities issued by FNMA and FHLMC, U.S.
Government-sponsored corporations, also represent an interest in a pool of mortgages.

     The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury.

     Mortgage-backed debt securities, such as those issued by GNMA, FNMA and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs"), which represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities and are usually issued in multiple classes, each of which has different payment rights, prepayment risks, and yield characteristics.

     Mortgage-backed securities involve the risk of prepayment of the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates, but they also are influenced by economic, social, and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid on purchase of the securities, and the proceeds of prepayment would likely be invested at lower interest rates. Each Portfolio tends to invest in CMOs of classes known as planned amortization classes ("PACs") which have prepayment protection features tending to make them less susceptible to price volatility.

     Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans which finance payments on the securities themselves. Therefore, greater emphasis is placed on the credit quality of the security issuer and the guarantor, if any.

     Asset-backed securities tend to experience greater price volatility than straight debt securities.

     REMICs. Each Portfolio may invest in real estate mortgage investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA-, FHLMC- or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution and principal and interest by FNMA.

     Floating Rate Instruments. Each Portfolio may also invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%. Income Portfolio and High Yield Portfolio do not intend to invest more than 5% of net assets in floating rate instruments. Intermediate Bond Portfolio does not intend to invest more than 10% of net assets in floating rate instruments.

     Futures and Options. Each Portfolio may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts. Each Portfolio may also write options on such futures contracts and purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks, consistent with its investment objective, in order to provide additional revenue, or to hedge against changes in security prices, interest rates, or currency fluctuations. Each Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, the Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a position.
Because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit.


Foreign Securities. Each Portfolio may invest in foreign securities, but will not invest in a foreign security if, as a result of such investment, more than 25% of its total assets would be invested in foreign securities. For purposes of this restriction, foreign debt securities do not include securities represented by American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person such as a corporation domiciled in the United States that is a parent or affiliate of the issuer of the securities being guaranteed. The Portfolios may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, a Portfolio may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Portfolios may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. At June 30, 1998, no portion of any Portfolio's assets was invested in foreign securities as defined above, and no Portfolio intends to invest more than 5% of its net assets in foreign securities. (See Risks and Investment Considerations.)




Lending of Portfolio Securities. Subject to certain restrictions, each Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while it seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Portfolios may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

When-Issued and Delayed-Delivery Securities; Standby Commitments. Each Portfolio's assets may include securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before the settlement date.

     When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that a Portfolio will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Generally, the securities are repurchased at a price lower than the sales price. Dollar roll transactions involve the risk of restrictions on the Portfolio's ability to repurchase the security if the counterparty becomes insolvent; an adverse change in the price of the security during the period of the roll or that the value of the security repurchased will be less than the security sold; and transaction costs exceeding the return earned on the sales proceeds of the dollar roll.

     Each Portfolio may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which it binds itself to accept delivery of a security at the option of the other party to the agreement.

PIK and Zero Coupon Bonds. Each Portfolio may invest in both zero coupon bonds and bonds the interest on which is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest for its entire life. A PIK bond pays interest in the form of additional securities. The market prices of both zero coupon and PIK bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and in cash. In addition, because a Portfolio accrues income with respect to these securities prior to the receipt of such interest in cash, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences. High Yield Portfolio may invest up to 20% of its total assets in PIK and zero coupon bonds.

Short Sales Against the Box. Each Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

Rule 144A Securities. Each Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 10% of net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that it does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Portfolio expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser.




Portfolio Turnover. In attempting to attain its objective, each Portfolio may sell portfolio securities without regard to the period of time they have been held. Further, the Adviser may purchase and sell securities for Income Portfolio and High Yield Portfolio with a view to maximizing current return, even if portfolio changes would cause the realization of capital gains. Although the average stated maturity of Income Portfolio generally will exceed 10 years and the average stated maturity of High
Yield Portfolio will be from five to 10 years, the Adviser may adjust the average effective maturity of an investment portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. As a result, the turnover rate of a Portfolio may vary from year to year. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains (which may be taxable) or losses. (See Financial Highlights and Distributions and Income Taxes.)


INVESTMENT RESTRICTIONS

Each Fund and Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

     No Fund or Portfolio may invest in a security if, as a result of such investment: (1) with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any one issuer, except for U.S. Government Securities or repurchase agreements /1/ for such securities; or (2) 25% or more of its total assets would be invested in the securities of a group of issuers in the same industry, except that this restriction does not apply to U.S. Government Securities. Notwithstanding these limitations, a Fund, but not a Portfolio, may invest all of its assets in another investment company having the identical investment objective under a master fund/feeder fund structure.
-----------
/1/ A repurchase agreement involves a sale of securities to a Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses.
A Portfolio may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.
-----------


     Although no Fund or Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. A Fund or Portfolio may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.


     The policies set forth in the second and third paragraphs under Investment Restrictions (but not the footnote) are fundamental policies of each Fund and each Portfolio. /2/ The Statement of Additional Information contains all of the investment restrictions.
-------------
/2/ A fundamental policy may be changed only with the approval of a "majority of the outstanding voting securities" of a Fund as defined in the Investment Company Act.
-------------

RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Although each Portfolio seeks to reduce risk by investing in a diversified portfolio, this does not eliminate all risk. The risks inherent in each Fund depend primarily upon the term and quality of the obligations in its master Portfolio, as well as on market conditions.

     A decline in prevailing levels of interest rates generally increases the value of securities in an investment portfolio, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect net asset value, but not the income received from portfolio securities. (Because yields on debt securities available for purchase vary over time, no specific yield on shares of a Fund can be assured.) In addition, if the bonds in a portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and a Portfolio will probably be unable to replace them with securities having as great a yield.

     Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation from interest rate changes than that of a longer-term fund, and who can accept greater levels of credit and other risks associated with securities that are rated below investment grade. Income Fund and High Yield Fund are designed for investors who seek a higher level of income and who can accept greater levels of credit and other risks associated with securities of medium or lower quality. Although both Income Fund and High Yield Fund invest in medium- and lower-quality debt securities, High Yield Fund is designed for investors who can accept the heightened level of risk and principal fluctuation which might result from a portfolio that invests at least 65% of its assets in medium- and lower-quality debt securities, while Income Fund, which invests up to 60% of its assets in high- and medium-quality bonds, can invest only up to 40% of its assets in such securities.

     Investments in foreign securities, including ADRs, represent both risks and opportunities not typically associated with investments in domestic issuers. Risks of foreign investing include currency risk, less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less well-developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

     Each Portfolio may enter into foreign currency forward contracts and use options and futures contracts, as described elsewhere in this prospectus, to limit or reduce foreign currency risk.

     There can be no assurance that a Fund will achieve its objective, nor can a Portfolio assure that payments of interest and principal on portfolio securities will be made when due. If the rating of a portfolio security is lost or reduced, the Portfolio would not be required to sell the security, but the Adviser would consider such a change in deciding whether to retain the security in the investment portfolio.

     The investment objective of each Fund and its master Portfolio is not fundamental and may be changed by the Board of Trustees without a vote of shareholders. If there were a change in an investment objective, such change may result in the Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.


Year 2000 Compliance. Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds' Adviser, administrator, distributor and transfer agent ("Liberty Companies") are taking steps that they believe are reasonably designed to address the Year 2000 problem, including working with vendors who furnish services, software and systems to the Funds, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Funds will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Funds will not be adversely affected.


HOW TO PURCHASE SHARES

You may purchase shares of any of the Funds by check, by wire, by electronic transfer, or by exchange from your account with another no-load Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or the Automatic Exchange
Plan) is $1,000 for regular accounts and $500 for UGMA accounts; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [service mark] program. Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See Shareholder Services.)

By Check. To make an initial purchase of shares of a Fund by check, please complete and sign the application and mail it, together with a check made payable to Stein Roe Mutual Funds, to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send orders to SteinRoe Services Inc., P.O. Box 803938, Chicago, Illinois 60680.

     You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Money orders will not be accepted for initial purchases into new accounts. Credit card convenience checks will not be accepted for initial or subsequent purchases into your account. Each individual check submitted for purchase must be at least $100, and the Funds generally will not accept cash, drafts, third or fourth party checks, or checks drawn on banks outside of the United States. Should an order to purchase shares of a Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by that Fund.

By Wire. You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the First National Bank of Boston. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first call 800-338-2550 to request an account number and furnish your Social Security or other tax identification number. Neither the Funds nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:


First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Account No. 560-99696
Fund No. ___; Stein Roe _____ Fund
Account of (exact name(s) in registration)
Shareholder Account No. ________


Fund Numbers:
35 - Intermediate Bond Fund
09 - Income Fund
15 - High Yield Fund

Participants in the Stein Roe Counselor [service mark] program should address their wires as follows:


First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Account No. 560-99696
Fund No. ___; Stein Roe _____ Fund
Account of (exact name(s) in registration)
Counselor Account No. ________


By Electronic Transfer. You may also make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at prescheduled intervals ("Regular Investments") elected on your application. (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of a Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by that Fund.

By Exchange. You may purchase shares by exchange of shares from another no-load Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected the Automatic Exchange Privilege). Restrictions apply; please review the information under How to Redeem Shares-By Exchange.

Conditions of Purchase. Each purchase order for a Fund must be accepted by an authorized officer of the Trust or its authorized agent or designee and is not binding until accepted and entered on the books of that Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of the Trust or of a Fund's shareholders. The Trust also reserves the right to waive or lower its investment minimums for any reason. The Trust does not issue certificates for shares.

Purchases Through Third Parties. You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. There are no charges or limitations imposed by the Trust (other than those described in this prospectus) if shares are purchased (or redeemed) directly from the Trust.


     An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.


Purchase Price and Effective Date. Each purchase of a Fund's shares made directly with the Fund is made at that Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment as follows:

     A purchase by check or wire transfer is made at the net asset value next determined after the Fund receives the check or wire transfer of funds in payment of the purchase.

     A purchase by electronic transfer is made at the net asset value next determined after the Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment instruction received by telephone on a business day before 3:00 p.m., Central time, is effective on the next business day. Shares begin earning dividends on the day following the day on which they are purchased.


     Each purchase of Fund shares through an Intermediary that is an authorized agent or designee of the Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.


HOW TO REDEEM SHARES

By Written Request. You may redeem all or a portion of your shares of a Fund by submitting a written request in "good order" to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send redemption requests to SteinRoe Services Inc., P.O. Box 803938, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, in English, and must indicate the number of shares or the dollar amount to be redeemed and identify the shareholder's account number;
(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The request must be accompanied by any certificates for the shares, either properly endorsed for transfer, or accompanied by a stock assignment properly endorsed exactly as the shares are registered;
(4) The signatures on either the written redemption request or the certificates (or the accompanying stock power) must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and the Funds by verifying your signature);
(5) Corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to the Trust); and
(6) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

By Exchange. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the no-load Stein Roe Fund to which you exchange on the next business day. An exchange may be made by following the redemption procedure described under By Written Request and indicating the no-load Stein Roe Fund to be purchased-a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

Special Redemption Privileges. The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

     You may not use any of the Special Redemption Privileges if you hold certificates for any of your Fund shares. The Telephone Redemption by Check Privilege and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)

     Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. Generally, you will be limited to four Telephone Exchange round-trips per year and the Funds may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of a Fund into another no-load Stein Roe Fund, and then back to that Fund). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)

     The Trust reserves the right to suspend or terminate at any time and without prior notice the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. Therefore, regardless of the number of telephone exchange round-trips made by an investor, the Trust generally will not honor requests for Telephone Exchanges by shareholders identified by the Trust as "market-timers" if the officers of the Trust determine the order not to be in the best interests of the Trust or its shareholders. The Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets rather than for investment considerations. Moreover, the Trust reserves the right to suspend, limit, modify, or terminate at any time and without prior notice the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, the Trust expects that it would provide shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. (See How to Redeem Shares-By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

     Automatic Exchanges.  You may use the Automatic Exchange
Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis.

     Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address. The Telephone Redemption by Check Privilege is not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser.

     Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum; $100,000 maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

     Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House or at scheduled intervals ("Automatic Redemptions"-see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 3:00 p.m., Central time, is deemed received on the next business day.

General Redemption Policies. You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. If you wish to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser, special procedures of those plans apply to such redemptions. (See Shareholder Services-Tax-Sheltered Retirement Plans.) The Trust reserves the right to require a properly completed application before making payment for shares redeemed.

     The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon that Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

     The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received.
However, the Trust normally intends to pay proceeds of a Telephone Redemption by Wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank. Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

     The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

     Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.


     The Trust reserves the right to redeem shares in any account and send the proceeds to the owner of record if the shares in the account do not have a value of at least $1,000. If the value of the account is more than $10, a shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed. The Trust reserves the right to redeem any account with a value of $10 or less without prior written notice to the shareholder. Due to the proportionately higher costs of maintaining small accounts, the transfer agent may charge and deduct from the account a $5 per quarter minimum balance fee if the account is a regular account with a balance below $2,000 or an UGMA account with a balance below $800. This minimum balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more, (2) Stein Roe IRAs, (3) other Stein Roe prototype retirement plans, (4) accounts with automatic investment plans (unless regular investments have been discontinued), or (5) omnibus or nominee accounts. The transfer agent may waive the fee, at its discretion, in the event of significant market corrections.

     Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer or any liability under the Internal Revenue Code provisions on backup withholding).


SHAREHOLDER SERVICES

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by that Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Fund, or through an automatic investment plan will be confirmed to you quarterly. In addition, the Trust will send you semiannual and annual reports showing portfolio holdings and will provide you annually with tax information.

     To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you wish to receive additional copies free of charge. This policy may not apply if you purchased shares through an Intermediary.

Funds-on-Call(r) Automated Telephone Service. To access Stein Roe Funds-on-Call(r), just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call(r) provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week. You also may use Funds-on-Call(r) to make Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.) Information regarding your account is available to you via Funds-on-Call(r) only after you follow an activation process the first time you call. Your account information is protected by a personal identification number (PIN) that you establish.

Stein Roe Counselor [service mark] Program. The Stein Roe Counselor [service mark] program is a professional investment advisory service available to shareholders. This program is designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Funds.

Recordkeeping and Administration Services. If you oversee or administer investments for a group of investors, we offer a variety of services.

Tax-Sheltered Retirement Plans. Booklets describing the following programs and special forms necessary for establishing them are available on request. You may use all of the no-load Stein Roe Funds, except those investing primarily in tax-exempt securities, in these plans. Please read the prospectus for each Fund in which you plan to invest before making your investment.

     Individual Retirement Accounts ("IRAs") for employed persons and their non-employed spouses.

     Prototype Money Purchase Pension and Profit-Sharing Plans for self-employed individuals, partnerships, and corporations.

     Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.

Special Services. The following special services are available to shareholders. Please call 800-338-2550 or write the Trust for additional information and forms.

     Dividend Purchase Option-diversify your Fund investments by having distributions from one Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and carefully read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

     Automatic Dividend Deposit (electronic transfer)-have income dividends and capital gains distributions deposited directly into your bank account.

     Telephone Redemption by Check Privilege ($1,000 minimum) and Telephone Exchange Privilege ($50 minimum)-established automatically when you open your account unless you decline them on your application. (See How to Redeem Shares-Special Redemption Privileges.)

     Telephone Redemption by Wire Privilege-redeem shares from your account by phone and have the proceeds transmitted by wire to your bank account ($1,000 minimum; $100,000 maximum).

     Special Redemption Option (electronic transfer)-redeem shares at any time and have the proceeds deposited directly to your bank account ($50 minimum; $100,000 maximum).

     Regular Investments (electronic transfer)-purchase Fund shares at regular intervals directly from your bank account ($50 minimum; $100,000 maximum).

     Special Investments (electronic transfer)-purchase Fund shares by telephone and pay for them by electronic transfer of funds from your bank account ($50 minimum; $100,000 maximum).

     Automatic Exchange Plan-automatically redeem a fixed dollar amount from your Fund account and invest it in another no-load
Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).

     Automatic Redemptions (electronic transfer)-have a fixed dollar amount redeemed and sent at regular intervals directly to your bank account ($50 minimum; $100,000 maximum).

     Systematic Withdrawals-have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

NET ASSET VALUE

The purchase or redemption price of each Fund's shares is its net asset value per share. Each Fund determines the net asset value of its shares as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Each Portfolio allocates net asset value, income, and expenses to its feeder funds in proportion to their respective interests in the Portfolio.

     Securities for which market quotations are readily available at the time of valuation are valued on that basis. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.


     We value a security at fair value if the value of the security has been materially affected by events that have occurred after the close of the market on whatever exchange the security is traded. In this circumstance, we use fair value pricing to protect long-term investors from the actions of short-term investors who might buy or redeem shares in an attempt to profit from short-term market movements.


DISTRIBUTIONS AND INCOME TAXES

Distributions. Income dividends are declared each business day, paid monthly, and confirmed at least quarterly. Each Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended October 31 in that year. The Funds intend to distribute any undistributed net investment income and net realized capital gains in the following year.

     All of your income dividends and capital gains distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank account; (3) applied to purchase shares in your account with another Stein Roe Fund; or
(4) applied to purchase shares in a Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment normally occurs on the payable date. If a shareholder elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service selected by the transfer agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. The Trust reserves the right to reinvest the proceeds and future distributions in additional Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Income Taxes. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

     You will be advised annually as to the source of distributions. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

     If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gains distributions you have received with respect to those shares.

     For federal income tax purposes, each Fund is treated as a separate taxable entity distinct from the other series of the Trust.



     This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

Backup Withholding. The Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you-generally redemption proceeds. Backup withholding may be required if:
- You fail to furnish your properly certified Social Security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs the Trust that your tax identification number is incorrect.

     These certifications are contained in the application that you should complete and return when you open an account. The Funds must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

INVESTMENT RETURN

The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

     The yield of a Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in the SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     Comparison of a Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Yield figures are not based on actual dividends paid. Past performance is no guarantee of future results. To obtain current yield or total return information, you may call 800-338-2550.

MANAGEMENT


Trustees and Investment Adviser. The Board of Trustees of the Trust and the Board of SR&F Base Trust have overall management responsibility for the Funds and the Portfolios. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since the Trust and SR&F Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Funds and the Portfolios.

     The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolios of the Portfolios and the business affairs of the Funds, the Portfolios, the Trust, and SR&F Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser (or its predecessor) has advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

     The Adviser's mutual funds and institutional asset management businesses are managed together with its affiliate, Colonial Management Associates, Inc. ("CMA"). A single management team includes employees of each company. CMA is a registered investment adviser serving mutual funds and institutions. Certain officers of CMA also are officers of the Adviser in their roles as managers of the combined business. CMA shares personnel, facilities and systems with the Adviser that the Adviser uses in providing services to the Funds.


     In approving the use of a single combined prospectus, the Board considered the possibility that one Fund (or Portfolio) might be liable for misstatements in the prospectus regarding information concerning another Fund.


Portfolio Managers. Michael T. Kennedy has been manager of Intermediate Bond Portfolio since its inception in 1998 and had been portfolio manager of Intermediate Bond Fund since 1988. He is a senior vice president of the Adviser, and has been associated with the Adviser since 1987. A chartered financial analyst and a chartered investment counselor, he received his B.S. degree from Marquette University and his M.M. from Northwestern University. Mr. Kennedy is a member of the Adviser's Taxable Strategy Team and managed $520 million in mutual fund net assets for the Adviser as of June 30, 1998.

     Stephen F. Lockman has been manager of High Yield Portfolio since 1997 and of Income Portfolio since its inception in 1998. Prior thereto, he had been portfolio manager of Income Fund since 1997 and associate portfolio manager of High Yield Portfolio since 1996 and of Income Fund since 1995. Mr. Lockman joined the Adviser in 1994 and was a senior research analyst for the Adviser's fixed income department from 1994 to 1997. Mr. Lockman previously served as portfolio manager for the Illinois State Board of Investment from 1987 to 1994. A chartered financial analyst, Mr. Lockman earned a bachelor's degree from the University of Illinois and a master's degree from DePaul University. As of June 30, 1998, Mr. Lockman managed $526 million in mutual fund net assets.


Fees and Expenses. The Adviser provides administrative services to the Funds under an administrative agreement and investment management services to the Portfolios under a management agreement. The Adviser is entitled to receive a monthly administrative fee from each Fund and a monthly portfolio management fee from each Portfolio, based on its average net assets and computed and accrued daily, at the following annual rates:

Fund                   Management Fee           Administrative Fee
-------------------- ------------------------  ------------------------
Intermediate Bond
  Fund               N/A                      .150%
Intermediate Bond
  Portfolio          .350%                     N/A
Income Fund          N/A                      .150% up to $100 million,
                                              .125% thereafter
Income Fund          .500% up to $100 million,
                     .475% thereafter          N/A
High Yield Fund      N/A                      .150% up to $500 million,
                                              .125% thereafter
High Yield Portfolio .500% up to $500 million,
                     .475% thereafter          N/A



     Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to the Funds and the Portfolios including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent. SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.


Distributor. Shares of the Funds are distributed by Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, Massachusetts 02111. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. Fund shares are offered for sale without any sales commissions or charges to the Funds or their shareholders. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.


     All Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe
Counselor [service mark] program should send orders to SteinRoe
Services Inc., P.O. Box 803938, Chicago, Illinois 60680.


Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Funds and the Portfolios. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)


ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, four series are authorized and outstanding.

     Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

     The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

     As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

MASTER FUND/FEEDER FUND:  STRUCTURE AND RISK FACTORS

Each Fund (each a series of the Trust, an open-end management investment company) seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting the Fund to act as a feeder fund by investing in a master Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Fee Table and Management. Each feeder fund bears its proportionate share of the expenses of its master Portfolio.

     The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

     Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

     The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

     The common investment objective of each Fund and its master Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to Fund shareholders. The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval.

     If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

     In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of a Fund's shareholders. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

     Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

     Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio.
Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

     Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

APPENDIX-RATINGS

Ratings In General. A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Corporate Bond Ratings
     Ratings By Moody's. Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Ratings By S&P. AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     NOTES: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

     The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Commercial Paper Ratings
     Ratings By Moody's. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime-1     Highest Quality
     Prime-2     Higher Quality
     Prime-3     High Quality

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

     Ratings By S&P. A brief description of the applicable rating symbols and their meaning follows:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


Stein Roe Mutual Funds
Certificate of Authorization
for use by corporations and associations only

Corporations or associations must complete this Certificate and submit it with the Fund Application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call a Stein Roe account representative at 800-338-2550 .

The undersigned hereby certifies that he is the duly elected
Secretary of  ____________________________
            (name of Corporation/Association)

(the "Corporation") and that the following individual(s):

                    Authorized Persons
_______________________________   __________________________
Name                              Title
_______________________________   __________________________
Name                              Title
_______________________________   __________________________
Name                              Title

is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and By-laws provide that he is the only person authorized to so act.

Unless expressly declined on the Application (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the Application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of ___________________, 19___.



                           ________________________________
                           Secretary

                           _________________________________
                           Signature Guarantee*
                           *Only required if the person signing
                           the Certificate is the only person
                           named as "Authorized Person."
CORPORATE
SEAL
HERE


For More Information

You can obtain more information about the Funds' investments in their semiannual and annual reports to shareholders. These reports discuss the market conditions and investment strategies that affected the Funds' performance over the past six months and year.

You may wish to read the SAI for more information on the Funds.
The SAI is incorporated into this prospectus by reference, which means that it is legally considered to be part of this prospectus and you are deemed to have been told of its contents.

                         BOND FUNDS

To obtain free copies of Funds' semiannual and annual reports or SAI, and to request other information about the Funds, write or call:

Stein Roe Mutual Funds
One South Wacker Drive
Suite 3200
Chicago, IL 60606
800-338-2550

www.steinroe.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Securities and Exchange Commission (SEC) at www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC, by calling 800-SEC-0330, or by sending your request and the appropriate fee to the SEC's public reference section, Washington, DC 20549-6009.

Investment Company Act file number:  811-4552

                   LIBERTY FUNDS DISTRIBUTOR, INC.

                                     [STEIN ROE MUTUAL FUNDS LOGO]



Prospectus  Nov. 1, 1998
Defined Contribution Plans


Stein Roe Income Fund


Stein Roe Income Fund seeks high current income by investing principally in medium-quality debt securities and, to a lesser extent, in lower-quality securities which may involve greater risk. (See Investment Policies.) The Fund seeks to achieve its objective by investing all of its net investable assets in SR&F Income Portfolio, a series of SR&F Base Trust that has the identical investment objective and substantially the same investment policies as the Fund. The investment experience of the Fund will correspond to that of the Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.)


This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans
("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of Stein Roe Income Trust, an open-end management investment company. This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.


A Statement of Additional Information dated Nov. 1, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of Stein Roe Income Trust that may not be available as investment vehicles for your defined contribution plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      Table of Contents

                                       Page
Fee Table ...............................2
Financial Highlights.....................2
The Fund.................................3
Investment Policies......................4
Portfolio Investments and Strategies.....5
Investment Restrictions .................8
Risks and Investment Considerations .....8
How to Purchase Shares ..................9
How to Redeem Shares ...................10
Net Asset Value ........................10
Distributions and Income Taxes..........11
Investment Return.......................11
Management..............................12
Organization and Description of Shares..13
Master Fund/Feeder Fund: Structure
    and Risk Factors....................13
For More Information....................15

___________________________
Fee Table

Shareholder Transaction Expenses
Sales Load Imposed on Purchases................None
Sales Load Imposed on Reinvested Dividends.....None
Deferred Sales Load............................None
Redemption Fees................................None
Exchange Fees..................................None


Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees ............0.61%
12b-1 Fees.....................................None
Other Expenses.................................0.22%
                                               -----
Total Fund Operating Expenses..................0.83%
                                               =====


Example.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:


        1 year     3 years     5 years     10 years
        ------     -------     -------     --------
         $8          $26         $46         $103


The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based on actual expenses incurred in the last fiscal year.


The Fund pays the Adviser an administrative fee based on the Fund's average daily net assets, and the Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both the Fund and the Portfolio are summarized in the Fee Table. (The fees are described under Management.) The Fund bears its proportionate share of Portfolio fees and expenses. The trustees of Stein Roe Income Trust (the "Trust") have considered whether the annual operating expenses of the Fund, including its proportionate share of the expenses of the Portfolio, would be more or less than if the Fund invested directly in the securities held by the Portfolio. The trustees concluded that the Fund's expenses would not be greater in such case.


For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods, that all income dividends and capital gains distributions are reinvested in additional Fund shares, and that, for purposes of fee breakpoints, net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Fee Table and Example is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.
__________________________
Financial Highlights

The following table reflects the results of operations of the Fund on a per-share basis and has been audited by Ernst & Young LLP, independent auditors. The table should be read in conjunction with the Fund's financial statements and notes thereto. The annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.


                                                        Years Ended June 30,
                     1989     1990     1991     1992     1993     1994     1995     1996     1997    1998
                    ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
Net Asset Value,
  Beginning of
  Period            $ 9.60   $ 9.65   $ 8.95   $ 8.95   $ 9.51   $10.10   $ 9.36   $ 9.79   $ 9.63   $ 9.88
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from Invest-
  ment Operations
Net investment
  income               .95      .92      .80      .76      .75      .69      .71      .71      .70      .69
Net realized and
  unrealized gains
  (losses) on invest-
  ments                .05     (.70)       -      .56      .59     (.74)     .43     (.16)     .25      .15
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total from investment
  operations          1.00      .22      .80     1.32     1.34     (.05)    1.14      .55      .95      .84
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Distributions from
  net investment
  income              (.95)    (.92)    (.80)    (.76)    (.75)    (.69)    (.71)    (.71)    (.70)   (.69)
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value,
  End of Period     $ 9.65   $ 8.95   $ 8.95   $ 9.51   $10.10   $ 9.36   $ 9.79   $ 9.63   $ 9.88   $10.03
                    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Ratio of net expen-
  ses to average
  net assets (a)     0.90%    0.93%    0.95%    0.90%    0.82%    0.82%    0.82%    0.82%    0.84%    0.83%
Ratio of net invest-
  ment income to
  average net
  assets (b)         9.97%   10.02%    8.98%    8.20%    7.62%    6.94%    7.55%    7.26%    7.26%    6.89%
Portfolio turnover
  rate                 94%      90%      77%      76%      39%      53%      64%     135%     138%    9%(d)
Total return (b)    11.06%    2.48%    9.30%   15.30%   14.64%   (0.69%)  12.79%    5.70%   10.34%    8.72%
Net assets, end of
  period (000
  omitted)        $110,376  $89,023  $93,952 $112,706 $151,594 $158,886 $174,327 $309,564 $375,272 $448,403

__________________
(a) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the Adviser, this ratio would have been 0.83%, 0.85%, 0.88% and 0.85% for the years ended June 30, 1994 through 1997, respectively.
(b) Computed giving effect to the Adviser's expense limitation undertaking.
(c) Prior to commencement of operations of the Portfolio.

___________________________
The Fund


The mutual fund offered by this prospectus is Stein Roe Income Fund (the "Fund"). The Fund is a no-load "mutual fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed. Mutual funds sell their own shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping.

The Fund is a series of Stein Roe Income Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


On Feb. 2, 1998, the Fund became a "feeder fund"-that is, it invested all of its assets in SR&F Income Portfolio (the "Portfolio"), a "master fund" that has an investment objective identical to that of the Fund. The Portfolio is a series of SR&F Base Trust. Prior to converting to a feeder fund, the Fund had invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of the Portfolio, the Fund's master fund, are managed by the Adviser in the same manner as the assets of the Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory services to the Portfolio and administrative services to the Fund and the Portfolio. The Adviser also manages several other mutual funds with different investment objectives, including other bond funds, equity funds, international funds, tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.
___________________________
Investment Policies

The investment objective of the Fund is to provide a high level of current income. Consistent with this investment objective, capital preservation and capital appreciation are regarded as secondary objectives. The Fund invests all of its net investable assets in the Portfolio, which has the same investment objective and substantially the same investment policies as the Fund. The Portfolio attempts to achieve its objective by investing principally in medium-quality debt securities, which are obligations of issuers that the Adviser believes possess adequate, but not outstanding, capacities to service their debt securities, such as securities rated A or Baa by Moody's Investors Service ("Moody's") or A or BBB by Standard & Poor's Corporation ("S&P"). The Adviser generally attributes to medium-quality securities the same characteristics as rating services. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

Although the Portfolio will invest at least 60% of its assets in medium- or higher-quality securities, it may also invest to a lesser extent in securities of lower quality (in the case of rated securities, having a rating by Moody's or S&P of not less than C). Although the Portfolio can invest up to 40% of its assets in lower-quality securities, it does not intend to invest more than 35% in lower-quality securities. Lower-quality debt securities are obligations of issuers that are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Portfolio may invest in lower-quality debt securities; for example, if the Adviser believes the financial condition of the issuers or the protection offered to the particular obligations is stronger than is indicated by low ratings or otherwise. The Portfolio may invest in higher-quality securities; for example, under extraordinary economic or financial market conditions, or when the spreads between the yields on medium- and high-quality securities are relatively narrow.

Some issuers of debt securities choose not to have their securities rated by a rating service, and the Portfolio may invest in unrated securities that the Adviser believes are suitable for investment.

Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments (see Risks and Investment Considerations) and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement of the investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Portfolio were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Portfolio may have greater difficulty selling its portfolio securities. (See Net Asset Value.) The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets (taken at market value) in convertible and non-convertible bonds and debentures. Such securities may be accompanied by the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Equity securities acquired by conversion or exercise of such a right may be retained by the Portfolio for a sufficient time to permit orderly disposition thereof or to establish long-term holding periods for federal income tax purposes.

The Portfolio may invest up to 35% of its total assets in other debt securities, marketable preferred and common stocks, and foreign and municipal securities that the Adviser considers likely to yield relatively high income in relation to costs, and rights to acquire such securities. (Municipal securities are securities issued by or on behalf of state and local governments, the interest on which is generally exempt from federal income tax.) Any assets not otherwise invested may be invested in money market instruments.


For the fiscal year ended June 30, 1998, the investment portfolio was invested, on average, as follows: AAA, U.S. Government Securities or high-quality short-term instruments, 7.3%; AA, 5.2%; A, 19.6%; BBB, 36.5%; BB, 20.5%; B, 9.7%; and CCC and below or unrated, 1.2%. The ratings are based on a dollar-weighted average, computed quarterly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of the Portfolio.

___________________________
Portfolio Investments and Strategies

Derivatives.
Consistent with its objective, the Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; and other instruments, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives"). The Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, or futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.


The successful use of Derivatives (including options and futures) depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

REMICs. The Portfolio may invest in real estate mortgage investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to collateralized mortgage obligations ("CMOs") in that they issue multiple classes of securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA-, FHLMC- or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution and principal and interest by FNMA.


Floating Rate Instruments. The Portfolio may also invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%. The Portfolio does not intend to invest more than 5% of net assets in floating rate instruments.

Futures and Options. The Portfolio may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts. The Portfolio may also write options on such futures contracts and purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks, consistent with its investment objective, in order to provide additional revenue, or to hedge against changes in security prices, interest rates, or currency fluctuations. The Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, the Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out a position. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit.

Foreign Securities.

Although the Portfolio may invest in foreign securities, it will not invest in a foreign security if, as a result of such investment, more than 25% of its total assets would be invested in foreign securities. For purposes of this restriction, foreign securities do not include securities represented by American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person such as a corporation domiciled in the United States that is a parent or affiliate of the issuer of the securities being guaranteed. The Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, the Portfolio may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Portfolio may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Foreign securities may involve a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, or expropriation of assets) than securities of domestic issuers. At June 30, 1998, no assets were invested in foreign securities as defined above, and the Portfolio does not currently intend to invest more than 5% of its net assets in such securities. (See Risks and Investment Considerations.)


Short Sales Against the Box.
The Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

Lending of Portfolio Securities.
Subject to certain restrictions, the Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by it. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

When-Issued and Delayed-Delivery Securities; Standby Commitments. The Portfolio's assets may include securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before settlement date.

When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that the Portfolio will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Generally, the securities are repurchased at a price lower than the sales price. Dollar roll transactions involve the risk of restrictions on the Portfolio's ability to repurchase the security if the counterparty becomes insolvent; an adverse change in the price of the security during the period of the roll or that the value of the security repurchased will be less than the security sold; and transaction costs exceeding the return earned by the Portfolio on the sales proceeds of the dollar roll.

The Portfolio may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which the Portfolio binds itself to accept delivery of a security at the option of the other party to the agreement.

Rule 144A Securities.
The Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 10% of net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that it does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. The Portfolio does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser.

Portfolio Turnover.
In seeking to attain its objective, the Portfolio may sell portfolio securities without regard to the period of time they have been held. Further, the Adviser may purchase and sell securities for the investment portfolio with a view to maximizing current return, even if portfolio changes would cause the realization of capital gains. Although the average stated maturity of the portfolio generally will exceed ten years, the Adviser may adjust the average maturity of the portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. As a result, the turnover rate may vary from year to year. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains (which may be taxable) or losses. (See Financial Highlights and Distributions and Income Taxes.)
___________________________
Investment Restrictions

Each of the Fund and the Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither the Fund nor the Portfolio may invest in a security if, as a result of such investment: (1) with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any one issuer, except for U.S. Government Securities or repurchase agreements /1/ for such securities; or
(2) 25% or more of its total assets would be invested in the securities of a group of issuers in the same industry, except that this restriction does not apply to U.S. Government Securities. Notwithstanding these limitations, the Fund may invest all or substantially all of its assets in another investment company having the identical investment objective under a master fund/feeder fund structure.
-----------------
/1/ A repurchase agreement involves a sale of securities to the Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses. The Portfolio may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.
-----------------


Although neither the Fund nor the Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Neither may borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.


The policies set forth in the second and third paragraphs under Investment Restrictions (but not the footnote) are fundamental policies of the Fund and the Portfolio. The Statement of Additional Information contains all of the investment restrictions.

---------------------------
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Although the Portfolio seeks to reduce risk by investing in a diversified portfolio, this does not eliminate all risk. The risks inherent in the Fund depend primarily upon the term and quality of the obligations in the investment portfolio, as well as on market conditions.

A decline in prevailing levels of interest rates generally increases the value of securities in the investment portfolio, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect net asset value, but not the income received from portfolio securities. (Because yields on debt securities available for purchase vary over time, no specific yield on Fund shares can be assured.) In addition, if the bonds in the portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the Portfolio will probably be unable to replace them with securities having as great a yield.

The Fund is designed for investors who seek a higher level of income and who can accept greater levels of credit and other risks associated with securities of medium or lower quality.

Investments in foreign securities, including ADRs, represent both risks and opportunities not typically associated with investments in domestic issuers. Risks of foreign investing include currency risk, less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less well-developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

The Portfolio may enter into foreign currency forward contracts and use options and futures contracts as described elsewhere in this prospectus to limit or reduce foreign currency risk.

There can be no assurance that the Fund and the Portfolio will achieve their objective, nor can the Portfolio assure that payments of interest and principal on portfolio securities will be made when due. If the rating of a portfolio security is lost or reduced, the Portfolio would not be required to sell the security, but the Adviser would consider such a change in deciding whether to retain the security in the portfolio.

The investment objective is not fundamental and may be changed by the Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.


Year 2000 Compliance. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's Adviser, administrator, distributor and transfer agent ("Liberty Companies") are taking steps that they believe are reasonably designed to address the Year 2000 problem, including working with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Fund will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

___________________________
How to Purchase Shares


All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase Fund shares through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at net asset value (see Net Asset Value) next determined after receipt of payment by the Fund. Each purchase of shares through a broker-dealer, bank or other intermediary ("Intermediary") that is an authorized agent or designee of the Trust for the receipt of orders is made at the net asset value next determined after receipt of the order by the Intermediary. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.


Each purchase order must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed at least quarterly. All other purchases and redemptions will be confirmed as transactions occur.
___________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your Fund shares through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Exchange Privilege.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
___________________________
Net Asset Value


The purchase or redemption price of Fund shares is the net asset value per share. The net asset value of a Fund share is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) by dividing the difference between the values of assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. The Portfolio allocates net asset value, income, and expenses to the Fund and any other of its feeder funds in proportion to their respective interests in the Portfolio.


Securities for which market quotations are readily available at the time of valuation are valued on that basis. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.


We value a security at fair value if the value of the security has been materially affected by events that have occurred after the close of the market on whatever exchange the security is traded. In this circumstance, we use fair value pricing to protect long-term investors from the actions of short-term investors who might buy or redeem shares in an attempt to profit from short-term market movements.

___________________________
Distributions and Income Taxes

Distributions.
Income dividends are declared each business day and are paid monthly. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gains distributions will be reinvested in additional Fund shares.

Income Taxes.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the
Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
___________________________
Investment Return

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

The yield of the Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in the SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

Comparison of the Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Yield figures are not based on actual dividends paid. Past performance is no guarantee of future results. To obtain current yield or total return information, you may call 800-338-2550.
___________________________
Management

Trustees and Investment Adviser.
The Board of Trustees of the Trust and the Board of SR&F Base Trust have overall management responsibility for the Fund and the Portfolio, respectively. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Since the Trust and SR&F Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Fund and the Portfolio.


The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund and the Portfolio, subject to the direction of the respective Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser (or its predecessor) has advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

The Adviser's mutual funds and institutional asset management businesses are managed together with its affiliate, Colonial Management Associates, Inc. ("CMA"). A single management team includes employees of each company. CMA is a registered investment adviser serving mutual funds and institutions. Certain officers of CMA also are officers of the Adviser in their roles as managers of the combined business. CMA shares personnel, facilities and systems with the Adviser that the Adviser uses in providing services to the Fund.


Portfolio Manager.

Stephen F. Lockman has been manager of the Portfolio since its inception in 1998. Prior thereto, he had been portfolio manager of the Fund since 1997 and associate portfolio manager since 1995. Mr. Lockman joined the Adviser in 1994 and was a senior research analyst for the Adviser's fixed income department from 1994 to 1997. Mr. Lockman previously served as portfolio manager for the Illinois State Board of Investment from 1987 to 1994. A chartered financial analyst, Mr. Lockman earned a bachelor's degree from the University of Illinois and a master's degree from DePaul University. As of June 30, 1998, Mr. Lockman managed $526 million in mutual fund net assets.


Fees and Expenses.

The Adviser provides administrative services to the Fund under an administrative agreement and investment management services to the Portfolio under a management agreement. The Adviser is entitled to receive a monthly administrative fee from the Fund at an annual rate of .150% of the first $100 million of average net assets and
 .125% thereafter; and a monthly portfolio management fee from the Portfolio at an annual rate of .500% of the first $100 million of average net assets and .475% thereafter, each computed and accrued daily.


Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to the Fund and the Portfolio, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.

Shares of the Fund are offered for sale through Liberty Funds Distributor, Inc. ("Distributor") without any sales commissions or charges to the Fund or to its shareholders. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.


Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund and the Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
___________________________
Organization and Description of Shares

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, four series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory
contract.
__________________________
Master Fund/Feeder Fund:
Structure and Risk Factors

The Fund, which is an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of the Fund approved this policy of permitting the Fund to act as a feeder fund by investing in the Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Fund and the Portfolio. The management fees and expenses of the Fund and the Portfolio are described under Fee Table and Management. The Fund bears its proportionate share of the Portfolio's expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

The Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that the Fund and other investors in the Portfolio will be liable for all obligations of the Portfolio that are not satisfied by the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and the Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

The Declaration of Trust of Base Trust provides that the Portfolio will terminate 120 days after the withdrawal of the Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote the Fund's interests in the Portfolio for such continuation without approval of the Fund's shareholders.

The common investment objective of the Fund and the Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to the Fund's shareholders.

The fundamental policies of the Fund and the corresponding fundamental policies of the Portfolio can be changed only with shareholder approval. If the Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of the Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in the Portfolio, they could have voting control over the Portfolio.

In the event that the Portfolio's fundamental policies were changed so as to be inconsistent with those of the Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of the Fund's shareholders. The Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of the Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in the Portfolio, but members of the general public may not invest directly in the Portfolio.
Other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, the Fund's shareholders might have different investment returns than shareholders in another investment company that invests exclusively in the Portfolio. Investment by such other investors in the Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in the Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of the Portfolio's net assets. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding other investors in the Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.
___________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about the Fund.
_________________

                                    [STEIN ROE MUTUAL FUNDS LOGO]


Prospectus  Nov. 1, 1998
Defined Contribution Plans


Stein Roe Intermediate Bond Fund


Stein Roe Intermediate Bond Fund seeks high current income by investing primarily in marketable debt securities. The dollar-weighted average life of the portfolio is expected to be between three and ten years. The Fund seeks to achieve its objective by investing all of its net investable assets in SR&F Intermediate Bond Portfolio, a series of SR&F Base Trust that has the identical investment objective and substantially the same investment policies as the Fund. The investment experience of the Fund will correspond to that of the Portfolio. (See Master Fund/Feeder
Fund:  Structure and Risk Factors.)


This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans
("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the Stein Roe Income Trust, an open-end management investment company.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.


A Statement of Additional Information dated Nov. 1, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of Stein Roe Income Trust that may not be available as investment vehicles for your defined contribution plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            Table of Contents

                                                Page
Fee Table ........................................2
Financial Highlights..............................2
The Fund..........................................3
Investment Policies...............................4
Portfolio Investments and Strategies..............5
Investment Restrictions ..........................8
Risks and Investment Considerations ..............9
How to Purchase Shares ..........................10
How to Redeem Shares ............................10
Net Asset Value .................................11
Distributions and Income Taxes...................11
Investment Return................................12
Management ......................................12
Organization and Description of Shares...........13
Master Fund/Feeder Fund: Structure
   and Risk Factors..............................14
For More Information.............................15

___________________________
Fee Table

Shareholder Transaction Expenses
Sales Load Imposed on Purchases..................None
Sales Load Imposed on Reinvested Dividends.......None
Deferred Sales Load..............................None
Redemption Fees..................................None
Exchange Fees....................................None


Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees ..............0.50%
12b-1 Fees.......................................None
Other Expenses ..................................0.22%
                                                 -----
Total Fund Operating Expenses  ..................0.72%
                                                 =====


Example.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:


        1 year     3 years     5 years     10 years
        ------     -------     -------     --------
          $7        $23          $40         $89


The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based upon actual expenses incurred in the last fiscal year.


The Fund pays the Adviser an administrative fee based on the Fund's average daily net assets, and the Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both the Fund and the Portfolio are summarized in the Fee Table. (The fees are described under Management.) The Fund bears its proportionate share of Portfolio fees and expenses. The trustees of Stein Roe Income Trust (the "Trust") have considered whether the annual operating expenses of the Fund, including its proportionate share of the expenses of the Portfolio, would be more or less than if the Fund invested directly in the securities held by the Portfolio. The trustees concluded that the Fund's expenses would not be greater in such case.


For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gains distributions are reinvested in additional Fund shares. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Fee Table and Example is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.
__________________________
Financial Highlights

The following table reflects the results of operations of the Fund on a per-share basis and has been audited by Ernst & Young LLP, independent auditors. The table should be read in conjunction with the Fund's financial statements and notes thereto. The annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.


                                                        Years Ended June 30,
                     1989     1990     1991     1992     1993     1994     1995     1996     1997    1998
                    ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
Net Asset Value,
  Beginning of
  Period            $8.51    $8.65    $8.38    $8.53    $8.99    $9.26    $8.44    $8.67    $8.58    $8.74
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Income from Invest-
  ment Operations
Net investment
  income              .74      .73      .69      .69      .65      .56      .58      .59      .60      .58
Net realized and
  unrealized gains
  (losses) on
  investments         .14     (.28)     .16      .46      .27     (.59)     .23     (.10)     .17      .23
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Total from invest-
  ment operations     .88      .45      .85     1.15      .92     (.03)     .81      .49      .77      .81
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Distributions
Net investment
  income             (.74)    (.72)    (.70)    (.69)    (.65)    (.56)    (.58)    (.58)    (.61)    (.58)
Net realized
  capital gains         -        -        -        -        -     (.08)       -        -        -        -
In excess of
  realized gains        -        -        -        -        -     (.15)       -        -        -        -
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Total distributions  (.74)    (.72)    (.70)    (.69)    (.65)    (.79)    (.58)    (.58)    (.61)    (.58)
                    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Net Asset Value,
  End of Period     $8.65    $8.38    $8.53    $8.99    $9.26    $8.44    $8.67    $8.58    $8.74    $8.97
                    =====    =====    =====    =====    =====    =====    =====    =====    =====    =====
Ratio of net
  expenses to
  average net
  assets (a)        0.73%    0.74%    0.73%    0.70%    0.67%    0.70%    0.70%    0.70%    0.73%    0.72%
Ratio of net in-
  vestment income
  to average net
  assets  (b)       8.71%    8.60%    8.17%    7.87%    7.22%    6.20%    6.94%    6.79%    6.97%    6.51%
Portfolio turnover
  rate               197%     296%     239%     202%     214%     206%     162%     202%     210%   138%(c)
Total return (b)   10.97%    5.33%   10.62%   14.02%   10.59%   (0.47%)  10.11%    5.76%    9.31%    9.51%
Net assets, end of
  period (000
  omitted)       $165,056 $161,439 $184,444 $242,948 $311,728 $302,507 $301,733 $298,112 $328,784 $437,456

_____________
(a) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the Adviser, this ratio would have been 0.71%, 0.75% and 0.75% for the years ended June 30, 1995 through 1997, respectively.
(b) Computed giving effect to the Adviser's fee waiver.
(c) Prior to commencement of operations of the Portfolio.

___________________________
The Fund


The mutual fund offered by this prospectus is Stein Roe Intermediate Bond Fund (the "Fund"). The Fund is a no-load "mutual fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed. Mutual funds sell their own shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping.

The Fund is a series of Stein Roe Income Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


On Feb. 2, 1998, the Fund became a "feeder fund"-that is, it invested all of its assets in SR&F Intermediate Bond Portfolio (the "Portfolio"), a "master fund" that has an investment objective identical to that of the Fund. The Portfolio is a series of SR&F Base Trust. Prior to converting to a feeder fund, the Fund had invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of the Portfolio, the Fund's master fund, are managed by the Adviser in the same manner as the assets of the Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory services to the Portfolio and administrative services to the Fund and the Portfolio. The Adviser also manages several other mutual funds with different investment objectives, including other bond funds, equity funds, international funds, tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.
___________________________
Investment Policies

The investment objective of the Fund is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in marketable debt securities. The Fund invests all of its net investable assets in the Portfolio, which has the same investment objective and substantially the same investment policies as the Fund. Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets (taken at market value at the time of investment) in convertible and non-convertible bonds and debentures, and at least 60% of its assets will be invested in the following:

(1) Marketable straight-debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars, rated at time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P");
(2) U.S. Government Securities;
(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase, or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated Aa or better by Moody's or AA or better by S&P; and
(4) Bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

The Portfolio also may invest in mortgaged-backed and other debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests, and privately placed debt securities), preferred stocks, and marketable common stocks that the Adviser considers likely to yield relatively high income in relation to cost. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

Under normal market conditions, the Portfolio invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years. Average life is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity. During periods of rising interest rates, the average life of mortgage-backed securities and callable obligations may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.

The Portfolio may invest up to 35% of its total assets in debt securities that are rated below investment grade (with no permitted rating) and that, on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments (see Risks and Investment Considerations) and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement of the investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Portfolio were investing exclusively in investment-grade debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Debt securities that are rated below investment grade tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Portfolio may have greater difficulty selling its portfolio securities. (See Net Asset Value.) The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.


For the fiscal year ended June 30, 1998, the investment portfolio was invested, on average, as follows: AAA, U.S. Government Securities, or high-quality short-term instruments, 26.4%; AA, 8.8%; A, 26.2%; BBB, 26.7%; and BB and below, 11.9%. The ratings are based on a dollar-weighted average, computed quarterly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of the Portfolio.

___________________________
Portfolio Investments and Strategies

Derivatives.
Consistent with its objective, the Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; and other instruments, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives"). The Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, futures options, and mortgage or other asset-backed securities.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.


The successful use of Derivatives (including options and futures) depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.


Mortgage and Other Asset-Backed Securities. The Portfolio may invest in securities secured by mortgages or other assets such as automobile or home improvement loans and credit card receivables. These instruments may be issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or by private entities such as commercial, mortgage and investment banks and financial companies or financial subsidiaries of industrial companies.

Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans
Administration.  Securities issued by FNMA and FHLMC, U.S.
Government-sponsored corporations, also represent an interest in a pool of mortgages.

The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury.

Mortgage-backed debt securities, such as those issued by GNMA, FNMA, and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs"), which represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities and are usually issued in multiple classes, each of which has different payment rights, prepayment risks, and yield characteristics.

Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates, but they also are influenced by economic, social, and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid on purchase of the securities, and the proceeds of prepayment would likely be invested at lower interest rates. The Portfolio tends to invest in CMOs of classes known as planned amortization classes ("PACs") which have prepayment protection features tending to make them less susceptible to price volatility.

Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans which finance payments on the securities themselves. Therefore, greater emphasis is placed on the credit quality of the security issuer and the guarantor, if any.

Asset-backed securities tend to experience greater price volatility than straight debt securities.

REMICs. The Portfolio may invest in real estate mortgage investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA-, FHLMC- or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution and principal and interest by FNMA.

Floating Rate Instruments. The Portfolio may also invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%. The Portfolio does not intend to invest more than 10% of net assets in floating rate instruments.

Futures and Options. The Portfolio may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts. The Portfolio may also write options on such futures contracts and purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks consistent with its investment objective, in order to provide additional revenue, or to hedge against changes in security prices, interest rates, or currency fluctuations. The Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, the Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out a position. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit.

Foreign Securities.

Although the Portfolio may invest in foreign securities, it will not invest in a foreign security if, as a result of such investment, more than 25% of its total assets would be invested in foreign securities. For purposes of this restriction, foreign securities do not include securities represented by American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person such as a corporation domiciled in the United States that is a parent or affiliate of the issuer of the securities being guaranteed. The Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, the Portfolio may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Portfolio may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Foreign securities may involve a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, or expropriation of assets) than securities of domestic issuers. At June 30, 1998, no assets were invested in foreign securities as defined above, and the Portfolio does not currently intend to invest more than 5% of its net assets in such securities. (See Risks and Investment Considerations.)


Short Sales Against the Box.
The Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

Lending of Portfolio Securities.
Subject to certain restrictions, the Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by it. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

When-Issued and Delayed-Delivery Securities; Standby Commitments. The Portfolio's assets may include securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before the settlement date.

When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that the Portfolio will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Generally, the securities are repurchased at a price lower than the sales price. Dollar roll transactions involve the risk of restrictions on the Portfolio's ability to repurchase the security if the counterparty becomes insolvent; an adverse change in the price of the security during the period of the roll or that the value of the security repurchased will be less than the security sold; and transaction costs exceeding the return earned by the Portfolio on the sales proceeds of the dollar roll.

The Portfolio may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which the Portfolio binds itself to accept delivery of a security at the option of the other party to the agreement.

Rule 144A Securities.
The Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 10% of net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that it does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. The Portfolio does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser.

Portfolio Turnover.
In seeking to attain its objective, the Portfolio may sell
portfolio securities without regard to the period of time they have been held.  The turnover rate may vary from year to year.  A high rate of portfolio turnover may result in increased
transaction expenses and the realization of capital gains (which may be taxable) or losses.  (See Financial Highlights and
Distributions and Income Taxes.)
___________________________
Investment Restrictions

Each of the Fund and the Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither the Fund nor the Portfolio may invest in a security if, as a result of such investment: (1) with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any one issuer, except for U.S. Government Securities or repurchase agreements /1/ for such securities; or
(2) 25% or more of its total assets would be invested in the securities of a group of issuers in the same industry, except that this restriction does not apply to U.S. Government Securities. Notwithstanding these limitations, the Fund may invest all of its assets in another investment company having the identical investment objective under a master fund/feeder fund structure.
--------------
/1/ A repurchase agreement involves a sale of securities to the Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses. The Portfolio may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.
---------------


Although neither the Fund nor the Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Neither may borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.


The policies set forth in the second and third paragraphs under
Investments Restrictions  (but not the footnote) are fundamental policies of the Fund and the Portfolio.  The Statement of
Additional Information contains all of the investment
restrictions.
___________________________
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Although the Portfolio seeks to reduce risk by investing in a diversified portfolio, this does not eliminate all risk. The risks inherent in the Fund depend primarily upon the term and quality of the obligations in the portfolio, as well as on market conditions.

A decline in prevailing levels of interest rates generally increases the value of securities in the investment portfolio, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect net asset value, but not the income received from portfolio securities. (Because yields on debt securities available for purchase vary over time, no specific yield on Fund shares can be assured.) In addition, if the bonds in the portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the Portfolio will probably be unable to replace them with securities having as great a yield.

The Fund is appropriate for investors who seek high income with less net asset value fluctuation from interest rate changes than that of a longer-term fund, and who can accept greater levels of credit and other risks associated with securities that are rated below investment grade.

Investments in foreign securities, including ADRs, represent both risks and opportunities not typically associated with investments in domestic issuers. Risks of foreign investing include currency risk, less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less well-developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

The Portfolio may enter into foreign currency forward contracts and use options and futures contracts as described elsewhere in this prospectus to limit or reduce foreign currency risk.

There can be no assurance that the Fund or the Portfolio will achieve their objective, nor can the Portfolio assure that payments of interest and principal on portfolio securities will be made when due. If the rating of a portfolio security is lost or reduced, it would not be required to sell the security, but the Adviser would consider such a change in deciding whether to retain the security in the portfolio.

The investment objective is not fundamental and may be changed by the Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.


Year 2000 Compliance. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's Adviser, administrator, distributor and transfer agent ("Liberty Companies") are taking steps that they believe are reasonably designed to address the Year 2000 problem, including working with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Fund will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

___________________________
How to Purchase Shares


All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase Fund shares through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at net asset value (see Net Asset Value) next determined after receipt of payment by the Fund. Each purchase of shares through a broker-dealer, bank or other intermediary ("Intermediary") that is an authorized agent or designee of the Trust for the receipt of orders is made at the net asset value next determined after receipt of the order by the Intermediary. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.


Each purchase order must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed at least quarterly. All other purchases and redemptions will be confirmed as transactions occur.
___________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Exchange Privilege.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
___________________________
Net Asset Value


The purchase or redemption price of Fund shares is the net asset value per share. The net asset value of a Fund share is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) by dividing the difference between the values of assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. The Portfolio allocates net asset value, income, and expenses to the Fund and any other of its feeder funds in proportion to their respective interests in the Portfolio.

Securities for which market quotations are readily available at the time of valuation are valued on that basis. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

We value a security at fair value if the value of the security has been materially affected by events that have occurred after the close of the market on whatever exchange the security is traded. In this circumstance, we use fair value pricing to protect long-term investors from the actions of short-term investors who might buy or redeem shares in an attempt to profit from short-term market movements.

___________________________
Distributions and Income Taxes

Distributions.
Income dividends are declared each business day and are paid monthly. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gains distributions will be reinvested in additional Fund shares.

Income Taxes.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the
Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
___________________________
Investment Return

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

The yield of the Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in the SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

Comparison of the Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Yield figures are not based on actual dividends paid. Past performance is no guarantee of future results. To obtain current yield or total return information, you may call 800-338-2550.
___________________________
Management

Trustees and Investment Adviser.
The Board of Trustees of the Trust and the Board of SR&F Base Trust have overall management responsibility for the Fund and the Portfolio, respectively. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Since the Trust and SR&F Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Fund and the Portfolio.


The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund and the Portfolio, subject to the direction of the respective Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser (or its predecessor) has advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

The Adviser's mutual funds and institutional asset management businesses are managed together with its affiliate, Colonial Management Associates, Inc. ("CMA"). A single management team includes employees of each company. CMA is a registered investment adviser serving mutual funds and institutions. Certain officers of CMA also are officers of the Adviser in their roles as managers of the combined business. CMA shares personnel, facilities and systems with the Adviser that the Adviser uses in providing services to the Fund.


Portfolio Manager.

Michael T. Kennedy has been portfolio manager of the Portfolio since its inception in 1998 and had been portfolio manger of the Fund since 1988. He is a senior vice president of the Adviser, and has been associated with the Adviser since 1987. A chartered financial analyst and a chartered investment counselor, he received his B.S. degree from Marquette University and his M.M. from Northwestern University. Mr. Kennedy is a member of the Adviser's Taxable Strategy Team and managed $520 million in mutual fund net assets for the Adviser as of June 30, 1998.


Fees and Expenses.

The Adviser provides administrative services to the Fund under an administrative agreement and investment management services to the Portfolio under a management agreement. The Adviser is entitled to receive a monthly administrative fee from the Fund at an annual rate of .150% of average net assets and a monthly portfolio management fee from the Portfolio at an annual rate of .350% of average net assets, each computed and accrued daily.


Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to the Fund and the Portfolio, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.

Fund shares are offered for sale through Liberty Funds Distributor, Inc. ("Distributor") without any sales commissions or charges to the Fund or its shareholders. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.


Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund and the Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
___________________________
Organization and Description of Shares

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, four series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory
contract.
__________________________
Master Fund/Feeder Fund:
Structure and Risk Factors

The Fund, which is an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of the Fund approved this policy of permitting the Fund to act as a feeder fund by investing in the Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Fund and the Portfolio. The management fees and expenses of the Fund and the Portfolio are described under Fee Table and Management. The Fund bears its proportionate share of the Portfolio's expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

The Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that the Fund and other investors in the Portfolio will be liable for all obligations of the Portfolio that are not satisfied by the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and the Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

The Declaration of Trust of Base Trust provides that the Portfolio will terminate 120 days after the withdrawal of the Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote the Fund's interests in the Portfolio for such continuation without approval of the Fund's shareholders.

The common investment objective of the Fund and the Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to the Fund's shareholders.

The fundamental policies of the Fund and the corresponding fundamental policies of the Portfolio can be changed only with shareholder approval. If the Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of the Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio. If other investors hold a majority interest in the Portfolio, they could have voting control over the Portfolio.

In the event that the Portfolio's fundamental policies were changed so as to be inconsistent with those of the Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of the Fund's shareholders. The Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of the Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in the Portfolio, but members of the general public may not invest directly in the Portfolio.
Other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in the Portfolio. Investment by such other investors in the Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in the Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of the Portfolio's net assets. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding other investors in the Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.
___________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about the Fund.
                    ____________________________

                                     [STEIN ROE MUTUAL FUNDS LOGO]


Prospectus  Nov. 1, 1998
Defined Contribution Plans


Stein Roe Cash Reserves Fund


Stein Roe Cash Reserves Fund seeks to obtain maximum current income consistent with capital preservation and maintenance of liquidity. The Fund seeks to achieve its objective by investing all of its net investable assets in SR&F Cash Reserves Portfolio, a series of SR&F Base Trust, which has the identical investment objective and substantially the same investment policies as the Fund. The Portfolio invests solely in money market instruments maturing in thirteen months or less from time of investment. The investment experience of the Fund will correspond to that of the Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.)


This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans
("defined contribution plans").

The Fund is a "no-load" money market fund and attempts to maintain its net asset value at $1.00 per share. Shares of the Fund are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. There are no sales or redemption charges, and the Fund has no 12b-1 plan.

The Fund is a series of Stein Roe Income Trust, an open-end management investment company. This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.


A Statement of Additional Information dated Nov. 1, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of Stein Roe Income Trust that may not be available as investment vehicles for your defined contribution plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               Table of Contents

                                            Page
Fee Table ....................................2
Financial Highlights..........................2
The Fund......................................3
Investment Policies...........................4
Investment Restrictions.......................5
Risks and Investment Considerations ..........6
How to Purchase Shares .......................7
How to Redeem Shares .........................7
Net Asset Value ..............................8
Distributions and Income Taxes................8
Management....................................8
Organization and Description of Shares........9
Master Fund/Feeder Fund: Structure
   and Risk Factors..........................10
For More Information.........................12

---------------------------
Fee Table

Shareholder Transaction Expenses
Sales Load Imposed on Purchases...............None
Sales Load Imposed on Reinvested Dividends....None
Deferred Sales Load...........................None
Redemption Fees...............................None
Exchange Fees.................................None


Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees...........0.50%
12b-1 Fees...................................None
Other Expenses ..............................0.25%
                                             -----
Total Fund Operating Expenses ...............0.75%
                                             =====


Example.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:


             1 year     3 years     5 years     10 years
             ------     -------     -------     --------
               $8         $24         $42         $93


The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based upon actual expenses incurred in the last fiscal year.


The Fund pays the Adviser an administrative fee based on the Fund's average daily net assets and the Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both the Fund and the Portfolio are summarized in the Fee Table and are described under Management. The Fund will bear its proportionate share of Portfolio expenses. The trustees of Stein Roe Income Trust (the "Trust") have considered whether the annual operating expenses of the Fund, including its proportionate share of the expenses of the Portfolio, would be more or less than if the Fund invested directly in the securities held by the Portfolio. The trustees concluded that the Fund's expenses would not be greater in such case.


For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods; that all income dividends and capital gains distributions are reinvested in additional Fund shares; and that, for purposes of fee breakpoints, the Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Fee Table and Example is useful in reviewing the expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.
__________________________
Financial Highlights

The following table reflects the results of operations of the Fund on a per-share basis and has been audited by Ernst & Young LLP, independent auditors. The table should be read in conjunction with the financial statements and notes thereto, which may be obtained from the Trust without charge upon request.


                                                        Years Ended June 30,
                     1989     1990     1991     1992     1993     1994     1995     1996     1997    1998
                    ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
Net Asset Value,
  Beginning of
  Period            $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net investment
  income             0.081    0.079    0.068    0.044    0.028    0.028    0.048    0.050    0.048    0.050
Distributions from
  net investment
  income            (0.081)  (0.079)  (0.068)  (0.044)  (0.028)  (0.028)  (0.048)  (0.050)  (0.048) (0.050)
                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value,
  End of Period     $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Ratio of expenses
  to average net
  assets             0.75%    0.76%    0.78%    0.78%    0.79%    0.79%    0.76%    0.78%    0.77%    0.75%
Ratio of net invest-
  ment income to
  average net assets 8.13%    7.94%    6.81%    4.40%    2.81%    2.77%    4.83%    4.98%    4.80%    4.98%
Total return         8.41%    8.20%    6.98%    4.49%    2.83%    2.81%    4.96%    5.07%    4.92%    5.09%
Net assets, end o
  of period (000
  omitted)        $948,018 $949,803 $840,525 $711,087 $627,110 $554,713 $498,163 $476,840 $452,358 $493,954

___________________________
The Fund


Stein Roe Cash Reserves Fund (the "Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Because the Fund invests only in money market instruments, it is called a "money market fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed.

The Fund is a series of Stein Roe Income Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


On March 2, 1998, the Fund became a "feeder fund" - that is, it invested all of its assets in SR&F Cash Reserves Portfolio (the "Portfolio"), a "master fund" that has an investment objective identical to that of the Fund. The Portfolio is a series of SR&F Base Trust. Prior to converting to a feeder fund, the Fund had invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of the Portfolio, the Fund's master fund, are managed by the Adviser in the same manner as the assets of the Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors.)

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory services to the Portfolio and administrative services to the Fund and the Portfolio. The Adviser also manages several other mutual funds with different investment objectives, including other money market funds, equity funds, international funds, and taxable and tax-exempt bond funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.


Although there can be no assurance that it will always be able to do so, the Fund follows procedures designed to stabilize its price per share at $1.00. The Statement of Additional Information describes these procedures. Because the Fund strives to maintain a $1.00 per share value, its return is usually quoted either as a current seven-day yield, calculated by totaling the dividends on a Fund share for the previous seven days and restating that yield as an annual rate, or as an effective yield, calculated by adjusting the current yield to assume daily compounding. The current and effective yields for the seven-day period ended Sept. 30, 1998, were 4.89% and 5.01%, respectively. To obtain current yield information, you may call 800-338-2550.


From time to time, the Fund may also quote total return figures. The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of the yield or total return of the Fund with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Past performance is no guarantee of future results.
___________________________
Investment Policies

The Fund seeks to obtain maximum current income consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing all of its net investable assets in the Portfolio, which has the identical investment objective. The Portfolio invests all of its assets in U.S. dollar-denominated money market instruments maturing in thirteen months or less from time of investment. Each security must be rated (or be issued by an issuer that is rated with respect to its short-term debt) within the highest rating category for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO") (or, if rated by only one NRSRO, by that rating agency), or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality. These securities may include:

(1) Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities");
(2) Securities issued or guaranteed by the government of any foreign country that are rated at time of purchase A or better (or equivalent rating) by at least one NRSRO; /1/
(3) Certificates of deposit, bankers' acceptances and time deposits of any bank (U.S. or foreign) having total assets in excess of $1 billion, or the equivalent in other currencies (as of the date of the most recent available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank;
(4) Commercial paper of U.S. or foreign issuers;
(5) Notes, bonds, and debentures rated at time of purchase A or better (or equivalent rating) by at least one NRSRO;
(6) Repurchase agreements /2/ involving securities listed in (1)
    above;
(7) Other high-quality short-term obligations.
----------------
/1/ For a description of certain NRSRO commercial paper, note, and bond ratings, see the Appendix to the Statement of Additional Information.
/2/ A sale of securities to the Portfolio in which the seller (a bank or securities dealer that the Adviser believes to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.
----------------

In accordance with its investment objective and policies, the Portfolio may invest in variable and floating rate money market instruments which provide for periodic or automatic adjustment in coupon interest rates that are reset based on changes in amount and directions of specified short-term interest rates.

Under normal market conditions, the Portfolio will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial services institutions).

The Portfolio maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, and not in excess of 90 days. It is a fundamental policy that the maturity of any instrument that grants the holder an optional right to redeem at par plus interest and without penalty will be deemed at any time to be the next date provided for payment on exercise of such optional redemption right.
___________________________
Investment Restrictions

Each of the Fund and the Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither the Fund nor the Portfolio will, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer - this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities./3/ Notwithstanding the limitation on investment in a single issuer, the Fund may invest all or substantially all of its assets in another investment company having the identical investment objective under a master fund/feeder fund structure.
-----------
/3/ Notwithstanding the foregoing, and in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "Rule"), the Portfolio will not, immediately after the acquisition of any security (other than a Government Security or certain other securities as permitted under the Rule), invest more than 5% of its total assets in the securities of any one issuer; provided, however, that it may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof.
-----------


Although neither the Fund nor the Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; and (3) participate in an interfund lending program with other Stein Roe Funds and Portfolios. The Fund and the Portfolio may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.


The Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days (however, there is otherwise no limitation on the percentage of assets which may be invested in repurchase agreements).

The policies described in the second and third paragraphs of this section, which summarize certain important investment restrictions of the Fund and the Portfolio, and the policy with respect to concentration of investment in the financial services industry, can be changed only with the approval of a "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940. All of the investment restrictions are set forth in the Statement of Additional Information.
___________________________
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. There can be no guarantee that the Fund or the Portfolio will achieve its objective or be able at all times to maintain its net asset value per share at $1.00.

In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including:
(a) possible decline in the value of the collateral during the period in which it seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

The investment objective of the Fund and the Portfolio is not fundamental and may be changed by the Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.


The policy of investing at least 25% of its assets in securities of issuers in the financial services industry may cause the Portfolio to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Because the Portfolio may invest in: securities of foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign banks and their foreign branches, such as negotiable certificates of deposit; securities of foreign governments; and securities of foreign issuers, such as commercial paper and corporate notes, bonds and debentures, investment in the Fund might involve risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments; the possible imposition of foreign withholding taxes on interest income payable on securities held in the portfolio; possible seizure or nationalization of foreign deposits; the possible establishment of exchange controls; or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on securities in the portfolio. Additionally, there may be less public information available about foreign banks and their branches. Foreign banks and foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing, and financial reporting standards comparable to U.S. banks.


The Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed and the yields then available in the market may be greater. It will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

The Portfolio may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which it binds itself to accept delivery of a security at the option of the other party to the agreement.


Year 2000 Compliance. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's Adviser, administrator, distributor and transfer agent ("Liberty Companies") are taking steps that they believe are reasonably designed to address the Year 2000 problem, including working with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Fund will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

___________________________
How to Purchase Shares

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase Fund shares through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the net asset value (see Net Asset Value) next determined after receipt of payment by the Fund. Each purchase of shares through a broker-dealer, bank or other intermediary ("Intermediary") that is an authorized agent or designee of the Trust for the receipt of orders is made at the net asset value next determined after receipt of the order by the Intermediary. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

Each purchase order must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed at least quarterly. All other purchases and redemptions will be confirmed as transactions occur.
___________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your Fund shares through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Exchange Privilege.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
___________________________
Net Asset Value


The purchase or redemption price of Fund shares is the net asset value per share. The net asset value of a Fund share is normally determined twice each day: at 11:00 a.m., Central time, and as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time). The net asset value per share is computed by dividing the difference between the values of assets and liabilities by the number of shares outstanding and rounding to the nearest cent. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. The Portfolio allocates net asset value, income, and expenses to the Fund and any other of its feeder funds in proportion to their respective interests in the Portfolio.


The Fund attempts to maintain its net asset value at $1.00 per share. Portfolio securities are valued based on their amortized cost, which does not take into account unrealized gains or losses. Other assets and securities for which this valuation method does not produce a fair value are valued at a fair value determined by the Board. The extent of any deviation between the net asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio instruments, increasing, reducing or suspending distributions, or redeeming shares in kind.
___________________________
Distributions and Income Taxes

Distributions.

A dividend from net income of the Fund is declared each business day to shareholders of record immediately before 3:00 p.m., Central time. Dividends credited to your account are distributed monthly. If the net asset value per share were to decline, or were believed likely to decline, below $1.00 (rounded to the nearest cent), the Board might temporarily reduce or suspend dividends in an effort to maintain net asset value at $1.00 per share.


The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gain distributions will be reinvested in additional Fund shares.

Income Taxes.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the
Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
___________________________
Management

Trustees and Investment Adviser.
The Board of Trustees of the Trust and the Board of SR&F Base Trust have overall management responsibility for the Fund and the Portfolio, respectively. See the Statement of Additional Information for the names of and other information about the trustees and officers. Since the Trust and SR&F Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Fund and the Portfolio.


The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of the Portfolio and the business affairs of the Fund, the Portfolio, the Trust and SR&F Base Trust, subject to the direction of the respective Boards. The Adviser is registered as an investment adviser under the Investment Advisers Act. The Adviser (or its predecessor) has advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

     The Adviser's mutual funds and institutional asset management businesses are managed together with its affiliate, Colonial Management Associates, Inc. ("CMA"). A single management team includes employees of each company. CMA is a registered investment adviser serving mutual funds and institutions. Certain officers of CMA also are officers of the Adviser in their roles as managers of the combined business. CMA shares personnel, facilities and systems with the Adviser that the Adviser uses in providing services to the Fund.


Fees and Expenses.

The Adviser provides administrative services to the Fund under an administrative agreement and investment management services to the Portfolio under a management agreement. The Adviser is entitled to receive a monthly administrative fee from the Fund at an annual rate of .25% of the first $500 million of average net assets, .20% of the next $500 million, and .15% thereafter; and a monthly portfolio management fee from the Portfolio at an annual rate of
 .250% of the first $500 million of average net assets and .225% thereafter, each computed and accrued daily.


Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to the Fund and the Portfolio, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.

Shares of the Fund are offered for sale through Liberty Funds Distributor, Inc. ("Distributor") without any sales commissions or charges to the Fund or its shareholders. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.


Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund and the Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
___________________________
Organization and Description of Shares

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, four series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory
contract.
___________________________
Master Fund/Feeder Fund:
Structure and Risk Factors

The Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of the Fund approved this policy of permitting the Fund to act as a feeder fund by investing in the Portfolio. Please refer to Investment Policies and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Fund and the Portfolio. The management fees and expenses of both the Fund and the Portfolio are described under Fee Table and Management. The Fund bears its proportionate share of the Portfolio's expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

SR&F Cash Reserves Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that the Fund and other investors in the Portfolio will be liable for all obligations of the Portfolio that are not satisfied by the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and the Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

The Declaration of Trust of Base Trust provides that the Portfolio will terminate 120 days after the withdrawal of the Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote the Fund's interests in the Portfolio for such continuation without approval of the Fund's shareholders.

The common investment objective of the Fund and the Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to the Fund's shareholders. The fundamental policies of the Fund and the corresponding fundamental policies of the Portfolio can be changed only with shareholder approval.

If the Fund, as an investor in the Portfolio, is requested to vote on a proposed change in a fundamental policy of the Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors. If other investors hold a majority interest in the Portfolio, they could have voting control over the Portfolio.

In the event that the Portfolio's fundamental policies were changed so as to be inconsistent with those of the Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of its assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in money market instruments maturing in 13 months or less. Any of these actions would require the approval of the Fund's shareholders. The Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of the Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio by all investors in the Portfolio.
The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in the Portfolio, but members of the general public may not invest directly in the Portfolio.
Other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, could incur different administrative fees and expenses than the Fund, and their shares might be sold with a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in the Portfolio. Investment by such other investors in the Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in the Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding any other investors in the Portfolio may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.
___________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about the Fund.
                    ___________________________

      Statement of Additional Information Dated Nov. 1, 1998


                     STEIN ROE INCOME TRUST


                       Money Market Fund
                 Stein Roe Cash Reserves Fund


                          Bond Funds
               Stein Roe Intermediate Bond Fund
                     Stein Roe Income Fund
                   Stein Roe High Yield Fund

   Suite 3200, One South Wacker Drive, Chicago, Illinois  60606
                           800-338-2550


     This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with the Funds' Prospectuses dated Nov. 1, 1998 and any supplements thereto. A Prospectus may be obtained at no charge by telephoning 800-338-2550.


                       TABLE OF CONTENTS
                                                        Page

General Information and History...........................2
Investment Policies.......................................3
   Cash Reserves Fund.....................................3
   Intermediate Bond Fund.................................6
   Income Fund............................................7
   High Yield Fund........................................8
Portfolio Investments and Strategies......................9
Investment Restrictions..................................26
Additional Investment Considerations.....................29
Purchases and Redemptions................................30
Management...............................................32
Financial Statements.....................................34
Principal Shareholders...................................35
Investment Advisory Services.............................36
Distributor..............................................38
Transfer Agent...........................................39
Custodian................................................39
Independent Auditors.....................................40
Portfolio Transactions...................................40
Additional Income Tax Considerations.....................42
Additional Information on the Determination of Net
  Asset Value-Cash Reserves Fund.........................43
Investment Performance...................................44
Appendix-Ratings.........................................51



                 GENERAL INFORMATION AND HISTORY


     The following mutual funds are separate series of Stein Roe
Income Trust (the "Trust"):

     Stein Roe Cash Reserves Fund ("Cash Reserves Fund")
     Stein Roe Intermediate Bond Fund ("Intermediate Bond Fund")
     Stein Roe Income Fund ("Income Fund")
     Stein Roe High Yield Fund ("High Yield Fund")

Each series invests in a separate portfolio of securities and other assets, with its own objectives and policies. The series of the Trust are referred to collectively as "the Funds." Intermediate Bond Fund, Income Fund, and High Yield Fund are referred to collectively as the "Bond Funds." On Nov. 1, 1995, the name of the Trust and each of its series was changed to separate "SteinRoe" into two words.


     Currently four series of the Trust are authorized and outstanding. Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. All shares of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted by individual series and not in the aggregate, except that shares are voted in the aggregate when required by the Investment Company Act of 1940 or other applicable law. When the Board of Trustees determines that the matter affects only the interests of one or more series, shareholders of the unaffected series are not entitled to vote on such matters.

     Stein Roe & Farnham Incorporated (the "Adviser") provides administrative and accounting and recordkeeping services to the Funds and the Portfolios and provides investment advisory services to the Portfolios.

Special Considerations Regarding Master Fund/Feeder Fund Structure


     Rather than invest in securities directly, each Fund seeks to achieve its objective by pooling its assets with those of other investment companies for investment in another mutual fund having the identical investment objective and substantially the same investment policies as its feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Each Fund invests all of its net investable assets in a separate master fund that is a series of SR&F Base Trust, as follows:

                                                     Master/Feeder
                                                     Status
Feeder Fund          Master Fund                     Established
-------------------  ------------------------------  -------------
Cash Reserves Fund  SR&F Cash Reserves Portfolio
                    ("Cash Reserves Portfolio")      March 2, 1998
Intermediate Bond
  Fund              SR&F Intermediate Bond Portfolio
                    ("Intermediate Bond Portfolio")  Feb. 2, 1998
Income Fund         SR&F Income Portfolio ("Income
                    Portfolio")                      Feb. 2, 1998
High Yield Fund     SR&F High Yield Portfolio
                    ("High Yield Portfolio")         Nov. 1, 1996

The master funds are referred to collectively as the "Portfolios." Intermediate Bond Portfolio, Income Portfolio, and High Yield Portfolio are referred to collectively as the "Bond Portfolios." For more information, please refer to the Prospectus under the caption Master Fund/Feeder Fund: Structure and Risk Factors.


                        INVESTMENT POLICIES


     The following information supplements the discussion of the investment objectives and policies described in the Prospectuses. In pursuing its objective, each Fund will invest as described below and may employ the investment techniques described under Portfolio Investments and Strategies in its Prospectus and in this Statement of Additional Information. The investment objective of each Fund and Portfolio is a nonfundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities." /1/
-------------------
/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.
-------------------

Cash Reserves Fund

     Cash Reserves Fund seeks to obtain maximum current income consistent with the preservation of capital and the maintenance of liquidity. It invests all of its net investable assets in Cash Reserves Portfolio, which has the identical investment objective. Cash Reserves Portfolio seeks to achieve its objective by investing all of its assets in U.S. dollar-denominated money market instruments maturing in thirteen months or less from time of investment. Each security must be rated (or be issued by an issuer that is rated with respect to its short-term debt) within the highest rating category for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO") (or, if rated by only one NRSRO, by that rating agency) or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality. These securities may include:

(1) Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities");
(2) Securities issued or guaranteed by the government of any foreign country that are rated at time of purchase A or better (or equivalent rating) by at least one NRSRO;
(3) Certificates of deposit, bankers' acceptances and time deposits of any bank (U.S. or foreign) having total assets in excess of $1 billion, or the equivalent in other currencies (as of the date of the most recent available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank;
(4) Commercial paper of U.S. or foreign issuers;
(5) Notes, bonds, and debentures rated at time of purchase A or better (or equivalent rating) by at least one NRSRO;
(6) Repurchase agreements /2/ involving securities listed in (1)
    above;
(7) Other high-quality short-term debt obligations.
------------
/2/ A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, Cash Reserves Portfolio could experience both delays in liquidating the underlying securities and losses.
------------

     Cash Reserves Portfolio will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share and not in excess of 90 days. It is a fundamental policy which may not be changed without the approval of a majority of the outstanding voting securities, that the maturity of any instrument that grants the holder the right to redeem at par plus interest and without penalty will be deemed at any time to be the next date provided for payment on exercise of such optional redemption right.

     It is the intention of Cash Reserves Portfolio, as a general policy, to hold securities to maturity. However, Cash Reserves Portfolio may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments. In addition, redemptions of shares of Cash Reserves Fund could necessitate the sale of portfolio securities and these sales may occur when such sales would not otherwise be desirable. While Cash Reserves Portfolio seeks to invest in high-quality money market instruments, these investments are not entirely without risk. An increase in interest rates will generally reduce the market value of portfolio investments and a decline in interest rates will generally increase the market value of portfolio investments. Investments in instruments other than U.S. Government Securities are also subject to default by the issuer.

     Investment in Cash Reserves Fund might involve risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers because the investment policy permits it to invest in securities of foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign banks and their foreign branches, such as negotiable certificates of deposit; securities of foreign governments; and securities of foreign issuers, such as commercial paper and corporate notes, bonds and debentures. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on securities in the investment portfolio. Additionally, there may be less public information available about foreign banks and their branches. Foreign banks and foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing, and financial reporting standards comparable to U.S. banks.

     Cash Reserves Portfolio may invest in notes and bonds that bear floating or variable rates of interest, and that ordinarily have stated maturities in excess of thirteen months, but permit the holder to demand earlier payment of principal and accrued interest, upon not more than 30 days' advance notice, at any time or after stated intervals not exceeding thirteen months. Such instruments are commonly referred to as "demand" obligations. Variable rate demand notes include master demand notes, which are obligations that permit Cash Reserves Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between Cash Reserves Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a right, after a given period, to prepay the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time the rate changes. The interest rate on a variable rate obligation is adjusted automatically at the end of specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, Cash Reserves Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and it may invest in obligations that are not so rated only if the Board of Trustees determines that the obligations are of comparable quality to the other obligations in which it may invest.

     Cash Reserves Portfolio may purchase from financial institutions participation interests in securities. A participation interest gives Cash Reserves Portfolio an undivided interest in the security in the proportion that its participation interest bears to the total principal amount of the security. It may also purchase certificates of participation, such as participations in a pool of mortgages or credit card receivables. Participation interests and certificates of participation both may have fixed, floating or variable rates of interest with remaining maturities of one year or less. If these instruments are unrated, or have been given a rating below that which is permissible for purchase, they will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government Securities, or, in the case of unrated participation interests, the Board of Trustees must have determined that the instrument is of comparable quality to those instruments in which Cash Reserves Portfolio may invest.

     Under normal market conditions, Cash Reserves Portfolio will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause Cash Reserves Portfolio to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission, are in the following categories: State banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; financial services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; insurance agents, brokers and services.


Intermediate Bond Fund

     Intermediate Bond Fund's investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in marketable debt securities. It seeks to achieve its objective by investing all of its net investable assets in Intermediate Bond Portfolio, which has the identical investment objective. Under normal market conditions, Intermediate Bond Portfolio will invest at least 65% of the value of its total assets (taken at market value at the time of investment) in convertible and non-convertible bonds and debentures, and at least 60% of its assets will be invested in the following:

(1) Marketable straight-debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars, rated at time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, or A) or by Standard & Poor's Corporation ("S&P") (AAA, AA, or A);

(2) U.S. Government Securities;

(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase, or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated Aa or better by Moody's or AA or better by S&P; and

(4) Bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

     Under normal market conditions, Intermediate Bond Portfolio invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years. Average life is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity. During periods of rising interest rates, the average life of mortgage-backed securities and callable obligations may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.

     Intermediate Bond Portfolio also may invest in other debt securities (including those convertible into, or carrying warrants to purchase, common stocks or other equity interests, and privately placed debt securities); preferred stocks (including those convertible into, or carrying warrants to purchase, common stocks or other equity interests); and marketable common stocks that the Adviser considers likely to yield relatively high income in relation to cost.

     Intermediate Bond Portfolio may invest up to 35% of its total assets in debt securities that are rated below investment grade (with no minimum permitted rating) and that, on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy. (See Portfolio Investments and Strategies for more information on the risks associated with investing in debt securities rated below investment grade.)

Income Fund

     Income Fund seeks to achieve its objective by investing all of its net investable assets in Income Portfolio, which has the identical investment objective. Income Portfolio invests principally in medium-quality debt securities, which are obligations of issuers that the Adviser believes possess adequate, but not outstanding, capacities to service their debt securities, such as securities rated A or Baa by Moody's or A or BBB by S&P. The Adviser generally attributes to medium-quality securities the same characteristics as do rating services.

     Although Income Portfolio will invest at least 60% of its assets in medium- or higher-quality debt securities, it may also invest to a lesser extent in debt securities of lower quality (in the case of rated securities, having a rating by Moody's or S&P of not less than C). Although the Portfolio can invest up to 40% of its assets in lower-quality securities, it does not intend to invest more than 35% in lower-quality securities. Lower-quality debt securities are obligations of issuers that are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Income Portfolio may invest in lower-quality debt securities; for example, if the Adviser believes the financial condition of the issuers or the protection offered to the particular obligations is stronger than is indicated by low ratings or otherwise. (See Portfolio Investments and Strategies for more information on the risks associated with investing in debt securities rated below investment grade.) Income Portfolio may invest in higher-quality securities; for example, under extraordinary economic or financial market conditions, or when the spreads between the yields on medium- and high-quality securities are relatively narrow.

     Some issuers of debt securities choose not to have their securities rated by a rating service, and Income Portfolio may invest in unrated securities that the Adviser believes are suitable for investment.

     Under normal market conditions, Income Portfolio will invest at least 65% of the value of its total assets (taken at market value) in convertible and non-convertible bonds and debentures. Such securities may be accompanied by the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Equity securities acquired by conversion or exercise of such a right may be retained by Income Portfolio for a sufficient time to permit orderly disposition thereof or to establish long-term holding periods for federal income tax purposes.

     Income Portfolio may invest up to 35% of its total assets in other debt securities, marketable preferred and common stocks, and foreign and municipal securities that the Adviser considers likely to yield relatively high income in relation to costs, and rights to acquire such securities. (Municipal securities are securities issued by or on behalf of state and local governments, the interest on which is generally exempt from federal income tax.) Any assets not otherwise invested may be invested in money market instruments.

High Yield Fund

     High Yield Fund seeks total return by investing for a high level of current income and capital growth. High Yield Fund seeks to achieve its objective by investing all of its net investable assets in High Yield Portfolio, which has the identical investment objective.

     High Yield Portfolio invests principally in high-yield, high-risk medium- and lower-quality debt securities. The medium- and lower-quality debt securities in which High Yield Portfolio will invest normally offer a current yield or yield to maturity that is significantly higher than the yield from securities rated in the three highest categories assigned by rating services such as S&P or Moody's.

     Under normal circumstances, at least 65% of High Yield Portfolio's assets will be invested in high-yield, high-risk medium- and lower-quality debt securities rated lower than Baa by Moody's and lower than BBB by S&P, or equivalent ratings as determined by other rating agencies or unrated securities that the Adviser determines to be of comparable quality. Medium-quality debt securities, although considered investment grade, have some speculative characteristics. Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." Some issuers of debt securities choose not to have their securities rated by a rating service, and High Yield Portfolio may invest in unrated securities that the Adviser has researched and believes are suitable for investment. High Yield Portfolio may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of High Yield Portfolio's assets. (See Portfolio Investments and Strategies for more information on the risks associated with investing in debt securities rated below investment grade.)

     High Yield Portfolio may invest up to 35% of its total assets in other securities including, but not limited to, pay-in-kind bonds, securities issued in private placements, bank loans, zero coupon bonds, foreign securities, convertible securities, futures, and options. High Yield Portfolio may also invest in higher-quality debt securities. Under normal market conditions, however, High Yield Portfolio is unlikely to emphasize higher-quality debt securities since generally they offer lower yields than medium- and lower-quality debt securities with similar maturities. High Yield Portfolio may also invest in common stocks and securities that are convertible into common stocks, such as warrants.

                  PORTFOLIO INVESTMENTS AND STRATEGIES

Derivatives


     Consistent with its objective, each Bond Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives").

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.


     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     High Yield Portfolio does not currently intend to invest more than 5% of its net assets in any types of Derivatives except options, futures contracts, and futures options. Income Portfolio does not currently intend to invest, nor has it during its past fiscal year invested, more than 5% of its net assets in any type of Derivative, except options, futures contracts, and futures options. Intermediate Bond Portfolio does not currently intend to invest, nor has it during its past fiscal year invested, more than 5% of its net assets in any type of Derivative except options, futures contracts, futures options and obligations collateralized by either mortgages or other assets. (See Mortgage and Other Asset-Backed Securities, Variable and Floating Rate Instruments, and Options and Futures below.)

Medium- and Lower-Quality Debt Securities


     Each Bond Portfolio may invest in medium- and lower-quality debt securities. Medium-quality debt securities, although considered investment grade, have some speculative characteristics. Lower-quality securities, commonly referred to as "junk bonds," are those rated below the fourth highest rating category or bond of comparable quality.


     Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. A Portfolio seeks to reduce investment risk through diversification, credit analysis, and evaluation of developments in both the economy and financial markets.

     An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The lowest rating assigned by Moody's is for bonds that can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Achievement of the investment objective will be more dependent on the Adviser's credit analysis than would be the case if a Portfolio were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a proprietary credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Portfolio may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Mortgage and Other Asset-Backed Securities


     Each Bond Portfolio may invest in securities secured by mortgages or other assets such as automobile or home improvement loans and credit card receivables. These instruments may be issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or by private entities such as commercial, mortgage and investment banks and financial companies or financial subsidiaries of industrial companies.


     Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") which represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Portfolio on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates. The Portfolios tend to invest in CMOs of classes known as planned amortization classes ("PACs") which have prepayment protection features tending to make them less susceptible to price volatility.

     Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans which finance payments on the securities themselves. Therefore, greater emphasis is placed on the credit quality of the security issuer and the guarantor, if any.

REMICs


     Each Bond Portfolio may invest in real estate mortgage investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA-, FHLMC- or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution and principal and interest by FNMA.


Variable and Floating Rate Instruments


     In accordance with its investment objective and policies, Cash Reserves Portfolio may invest in variable and floating rate money market instruments which provide for periodic or automatic adjustments in coupon interest rates that are reset based on changes in amount and direction of specified short-term interest rates. Cash Reserves Portfolio will not invest in a variable or floating rate instrument unless the Adviser determines that as of any reset date the market value of the instrument can reasonably be expected to approximate its par value.

     Each Bond Portfolio may invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%. Neither Income Portfolio nor High Yield Portfolio intends to invest more than 5% of its net assets in floating rate instruments. Intermediate Bond Portfolio does not intend to invest more than 10% of its net assets in floating rate instruments.


Lending of Portfolio Securities


     Subject to restriction (7) under Investment Restrictions, each Bond Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

     No Bond Portfolio has loaned portfolio securities during its last fiscal year, nor does it intend to loan more than 5% of its net assets.


Repurchase Agreements

     Each Portfolio may invest in repurchase agreements, provided that it will not invest more than 10% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to a Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, a Portfolio could experience both losses and delays in liquidating its collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase
Agreements; Standby Commitments


     Each Portfolio may purchase instruments on a when-issued or delayed-delivery basis. Although the payment terms are established at the time it enters into the commitment, the instruments may be delivered and paid for some time after the date of purchase, when their value may have changed and the yields available in the market may be greater. They will make such commitments only with the intention of actually acquiring the instruments, but may sell them before settlement date if it is deemed advisable for investment reasons. Securities purchased in this manner involve risk of loss if the value of the security purchased declines before settlement date.

     Securities purchased by a Bond Portfolio on a when-issued or delayed-delivery basis are sometimes done on a "dollar roll" basis. Dollar roll transactions consist of the sale of securities with a commitment to purchase similar but not identical securities, generally at a lower price at a future date. A dollar roll may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Portfolio to buy a security. A dollar roll transaction involves the following risks: if the broker-dealer to whom a Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security which a Portfolio is required to repurchase may be worth less than a security which the Portfolio originally held; and the return earned by a Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

     Each Bond Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     A standby commitment is a delayed-delivery agreement in which the Portfolio binds itself to accept delivery of and to pay for an instrument within a specified period at the option of the other party to the agreement. Standby commitment agreements create an additional risk because the other party to the standby agreement generally will not be obligated to deliver the security, but the Portfolio will be obligated to accept it if delivered. Depending on market conditions, the Portfolio may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Portfolio. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of a standby commitment agreement will likely result in the delivery of the security, and, therefore, such decrease will be reflected in the net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Portfolio actually obtains the security.

     At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement or standby commitment, liquid assets (cash, U.S. Government or other "high grade" debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased is segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.


Short Sales Against the Box

     Each Portfolio may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost.
A Portfolio may make short sales of securities only if at all times when a short position is open the Portfolio owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

     In a short sale against the box, a Portfolio does not deliver from its portfolio the securities sold. Instead, the Portfolio borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Portfolio, to the purchaser of such securities. The Portfolio is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Portfolio must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. A Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. A Portfolio may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss and if the price declines during this period, it will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Portfolio may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Portfolio is able to enter into short sales. There is no limitation on the amount of a Portfolio's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. No Portfolio currently expects that more than 5% of its total assets would be involved in short sales against the box.

Line of Credit


     Subject to restriction (8) under Investment Restrictions, each Fund and Portfolio may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.


Interfund Borrowing and Lending Program

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may lend money to and borrow money from other mutual funds advised by the Adviser. A Portfolio will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

PIK and Zero Coupon Bonds


     Each Bond Portfolio may invest in both zero coupon bonds and bonds the interest on which is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest for its entire life. A PIK bond pays interest in the form of additional securities. The market prices of both zero coupon and PIK bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and in cash. In addition, because a Portfolio accrues income with respect to these securities prior to the receipt of such interest in cash, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences. High Yield Portfolio may invest up to 20% of its total assets in PIK and zero coupon bonds.


Rated Securities


     For a description of the ratings applied by Moody's and S&P (two of the approved NRSROs) to debt securities, please refer to the Appendix. The rated debt securities for a Portfolio include securities given a rating conditionally by Moody's or provisionally by S&P. If the rating of a security held by a Portfolio is withdrawn or reduced, the Portfolio is not required to sell the security, but the Adviser will consider such fact in determining whether that Portfolio should continue to hold the security. To the extent that the ratings accorded by a NRSRO for debt securities may change as a result of changes in such organizations, or changes in their rating systems, each Portfolio will attempt to use comparable ratings as standards for its investments in debt securities in accordance with its investment policies.


Foreign Securities


     Cash Reserves Portfolio may invest in securities of foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign banks and their foreign branches, such as negotiable certificates of deposit; securities of foreign governments; and securities of foreign issuers, such as commercial paper and corporate notes, bonds and debentures. Each Bond Portfolio may invest up to 25% of total assets (taken at market value at the time of investment) in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). For purposes of these limits, foreign securities do not include securities represented by American Depositary Receipts ("ADRs"), securities denominated in U.S. dollars, or securities guaranteed by U.S. persons. Investment in foreign securities may involve a greater degree of risk (including risks relating to exchange fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.


     The Portfolios may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depositary and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depositary and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. No Portfolio expects to invest as much as 5% of its total assets in unsponsored ADRs.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Portfolios will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     The Portfolios' foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under Synthetic Foreign Positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Portfolio arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Portfolio to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. A Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio. No Portfolio may engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, a Portfolio may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency it is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Portfolio is obligated to deliver.

     If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive a Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Positions. The Portfolios may invest in debt instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Portfolio may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

     The Portfolios may also construct a synthetic foreign position by entering into a swap arrangement. A swap is a contractual agreement between two parties to exchange cash flows-at the time of the swap agreement and again at maturity, and, with some swaps, at various intervals through the period of the agreement. The use of swaps to construct a synthetic foreign position would generally entail the swap of interest rates and currencies. A currency swap is a contractual arrangement between two parties to exchange principal amounts in different currencies at a predetermined foreign exchange rate. An interest rate swap is a contractual agreement between two parties to exchange interest payments on identical principal amounts. An interest rate swap may be between a floating and a fixed rate instrument, a domestic and a foreign instrument, or any other type of cash flow exchange. A currency swap generally has the same risk characteristics as a forward currency contract, and all types of swaps have counter-party risk. Depending on the facts and circumstances, swaps may be considered illiquid. Illiquid securities usually have greater investment risk and are subject to greater price volatility. The net amount of the excess, if any, of a Portfolio's obligations over which it is entitled to receive with respect to an interest rate or currency swap will be accrued daily and liquid assets (cash, U.S. Government securities, or other "high grade" debt obligations) of the Portfolio having a value at least equal to such accrued excess will be segregated on the books of the Portfolio and held by the Custodian for the duration of the swap.

     The Portfolios may also construct a synthetic foreign position by purchasing an instrument whose return is tied to the return of the desired foreign position. An investment in these "principal exchange rate linked securities" (often called PERLS) can produce a similar return to a direct investment in a foreign security.

Rule 144A Securities


     Each Bond Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933. That Rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 10% of net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Portfolio expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser.


Portfolio Turnover


     For information on the Bond Funds' portfolio turnover rates, see Financial Highlights in their Prospectus. General portfolio turnover information is also contained in the Prospectus under Risks and Investment Considerations.

     The portfolio turnover rates of the Bond Funds and Portfolios have been greater than 100% in recent fiscal years because of increased volatility in the financial markets and the Adviser's techniques for reacting to changes in the markets to shift exposures to certain sectors and to capture gains. The turnover rate for a Bond Portfolio in the future may vary greatly from year to year, and when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than might otherwise be anticipated. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains or losses. Distributions of any net realized gains are subject to federal income tax. (See Financial Highlights, Risks and Investment Considerations, and Distributions and Income Taxes in the Prospectuses, and Additional Income Tax Considerations in this Statement of Additional Information.)


Options on Securities and Indexes


     Each Bond Portfolio may purchase and may sell both put options and call options on debt or other securities or indexes in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq, and agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.


     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)


     A Bond Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Bond Portfolio expires, it realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires, it realizes a capital loss equal to the premium paid.


     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

     A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, it will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Portfolio is an asset of the Portfolio, valued initially at the premium paid for the option. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option, a Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Portfolio, it would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts


     Each Bond Portfolio may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /3/ at a specified price and time. A public market exists in futures contracts covering a number of indexes as well as the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; and foreign currencies. It is expected that other futures contracts will be developed and traded.
------------
/3/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
------------

     The Bond Portfolios may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Portfolio might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of security prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Portfolio's securities or the price of the securities that the Portfolio intends to purchase. Although other techniques could be used to reduce that Portfolio's exposure to security price, interest rate and currency fluctuations, the Portfolio may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Bond Portfolio will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on accurate predictions of changes in the level and direction of security prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Portfolio, it is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. A Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Portfolio does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous trading day. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.


     A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, it realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, it realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures

     There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and debt securities, including technical influences in futures trading and futures options and differences between the financial instruments and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.


     There can be no assurance that a liquid market will exist at a time when a Bond Portfolio seeks to close out a futures or a futures option position. The Portfolio would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.


Limitations on Options and Futures


     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, each Bond Portfolio may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

     A Bond Portfolio will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /4/ would exceed 5% of the Portfolio's total assets.

-----------
/4/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
-----------

     When purchasing a futures contract or writing a put on a futures contract, a Portfolio must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Portfolio.

     A Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.


     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Bond Portfolio will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].


Taxation of Options and Futures


     If a Bond Portfolio exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Portfolio, the difference between the cash received at exercise and the premium paid is a capital gain or loss.


     If a call or put option written by a Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Portfolio, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Portfolio was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Portfolio delivers securities under a futures contract, the Portfolio also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options, futures and futures options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Portfolio:
(1) will affect the holding period of the hedged securities; and
(2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.


     In order to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income (including but not limited to gains from options, futures, and forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.


     Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised of the nature of the payments.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                      INVESTMENT RESTRICTIONS

     Each Fund and Portfolio operate under the following investment restrictions. A Fund or Portfolio may not:


     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to (i) U.S. Government Securities, [Cash Reserves Fund and Cash Reserves Portfolio only] (ii) repurchase agreements, or (iii) securities of issuers in the financial services industry, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; /5/
------------------
/5/ Notwithstanding the foregoing, and in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "Rule"), Cash Reserves Portfolio will not, immediately after the acquisition of any security (other than a Government Security or certain other securities as permitted under the Rule), invest more than 5% of its total assets in the securities of any one issuer; provided, however, that it may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof.
------------------


     (3) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);


     (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs, [Bond Funds and Bond Portfolios only] except that it may enter into (i) futures and options on futures and (ii) forward contracts;

     (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, [Bond Funds and Bond Portfolios only] but it may make margin deposits in connection with transactions in options, futures, and options on futures;

     (7) make loans, although it may (a) [Bond Funds and Bond Portfolios only] lend portfolio securities and [all] participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

     (8) borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and [Bond Funds and Bond Portfolios only] (c) enter into futures and options transactions; [all] it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;


     (9) act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

     (10) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities," as previously defined herein. The policy on the scope of transactions involving lending of portfolio securities to broker-dealers and banks (as set forth herein under Portfolio Investments and Strategies) is also a fundamental policy.


     Each Fund and Portfolio is also subject to the following restrictions and policies that may be changed by the Board of Trustees. None of the following restrictions shall prevent a Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. Unless otherwise indicated, a Fund or Portfolio may not:


     (A) invest for the purpose of exercising control or management;

     (B) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets; /6/
--------------
/6/ The Funds have been informed that the staff of the Securities and Exchange Commission takes the position that the issuers of certain CMOs and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the Investment Company Act of 1940, which limits the ability of one investment company to invest in another investment company. Accordingly, the Funds intend to operate within the applicable limitations under Section 12(d)(1)(A) of that Act.
--------------

     (C) purchase portfolio securities from, or sell portfolio securities to, any of the officers and directors or trustees of the Trust or of its investment adviser;

     (D) purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

     (E) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants which are not listed on the New York or American Stock
Exchange;


     (F) [Bond Funds and Bond Portfolios only] purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (G) [Bond Funds and Bond Portfolios only] write an option on a security unless the option is issued by the Options Clearing
Corporation, an exchange, or similar entity;

     (H) [Bond Funds and Bond Portfolios only] invest in limited partnerships in real estate unless they are readily marketable;

     (I) sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain [Bond Funds and Bond Portfolios only] and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (J) [Bond Funds and Bond Portfolios only] invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;


     (K) invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities,/7/ including repurchase agreements maturing in more than seven days.
------------
/7/ In the judgment of the Adviser, Private Placement Notes, which are issued pursuant to Section 4(2) of the Securities Act of 1933, generally are readily marketable even though they are subject to certain legal restrictions on resale. As such, they are not treated as being subject to the limitation on illiquid securities.
------------

                 ADDITIONAL INVESTMENT CONSIDERATIONS

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to build wealth for generations, it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns, as appropriate for the particular client or managed account.

     Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type.
However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

     In addition, the Adviser believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high-quality debt securities or equity securities.

                  PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectuses under the headings How to Purchase Shares, How to Redeem Shares, Net Asset Value, and Shareholder Services, and that information is incorporated herein by reference. The Prospectuses disclose that you may purchase (or redeem) shares through investment dealers, banks, or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Trust of any such purchase order. The state of Texas has asked that the Trust disclose in its Statement of Additional Information, as a reminder to any such bank or institution, that it must be registered as a dealer in Texas.


     You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. There are no charges or limitations imposed by the Trust, other than those described in the prospectus, if shares are purchased (or redeemed) directly from the Trust. Some Intermediaries that maintain nominee accounts with the Funds for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser and the Funds' transfer agent share in the expense of these fees, and the Adviser pays all sales and promotional expenses.


     Each Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

     The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of such Fund not reasonably practicable.


     Although Cash Reserves Fund does not currently charge a fee to its shareholders for the use of the special Check-Writing Redemption Privilege, as described under How to Redeem Shares in its Prospectus, Cash Reserves Fund pays for the cost of printing and mailing checks to its shareholders and pays charges of the bank for payment of each check. The Trust reserves the right to establish a direct charge to shareholders for use of the Privilege and both the Trust and the bank reserve the right to terminate this service.


     The Trust intends to pay all redemptions in cash and is obligated to redeem shares of a Fund solely in cash up to the lesser of $250,000 or one percent of the net assets of that Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.


     The Trust reserves the right to redeem shares in any account and send the proceeds to the owner of record if the shares in the account do not have a value of at least $1,000. If the value of the account is more than $10, a shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed. The Trust reserves the right to redeem any account with a value of $10 or less without prior written notice to the shareholder. Due to the proportionately higher costs of maintaining small accounts, the transfer agent may charge and deduct from the account a $5 per quarter minimum balance fee if the account is a regular account with a balance below $2,000 or an UGMA account with a balance below $800. This minimum balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more, (2) Stein Roe IRAs, (3) other Stein Roe prototype retirement plans, (4) accounts with automatic investment plans (unless regular investments have been discontinued), or (5) omnibus or nominee accounts. The transfer agent may waive the fee, at its discretion, in the event of significant market corrections. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


                         MANAGEMENT

     The following table sets forth certain information with respect to trustees and officers of the Trust:

                           Position(s) held          Principal occupation(s)
Name                       with the Trust            during past five years
------------------         ------------------------  -----------------------------------

William D. Andrews, 51 (4) Executive Vice-President Executive vice president of Stein Roe
                                                    & Farnham Incorporated (the
                                                    "Adviser")

Gary A. Anetsberger, 42(4) Senior Vice-President    Chief financial officer and chief
                                                    administrative officer of the Mutual
                                                    Funds division of the Adviser; senior
                                                    vice president of the Adviser since
                                                    April 1996; vice president of the
                                                    Adviser prior thereto

William W. Boyd, 71        Trustee                  Chairman and director of
  (2) (3)(4)                                        Sterling Plumbing (manufacturer of
                                                    plumbing products)

Thomas W. Butch, 41 (1)(2) Trustee; President       President of the Mutual Funds
                                                    division and director of the Adviser
                                                    since March 1998; senior vice
                                                    president of the Adviser from Sept.
                                                    1994 to March 1998; first vice
                                                    president, corporate communications,
                                                    of Mellon Bank Corporation prior
                                                    thereto

Kevin M. Carome, 42        Vice-President;          General Counsel and (since Feb. 1995)
                           Assistant Secretary      Vice President of Liberty Financial
                                                    Companies, Inc.; General Counsel and
                                                    Secretary of the Adviser since Jan.
                                                    1998

Lindsay Cook, 46 (1)(4)    Trustee                  Executive vice president of Liberty
                                                    Financial Companies, Inc. (the
                                                    indirect parent of the Adviser) since
                                                    March 1997; senior vice president
                                                    prior thereto

Douglas A. Hacker,43(3)(4) Trustee                  Senior vice president and chief
                                                    financial officer of UAL, Inc.
                                                    (airline) since July 1994; senior
                                                    vice president - finance of  UAL,
                                                    Inc. prior thereto

Loren A. Hansen, 49 (4)    Executive Vice-President Chief investment officer/equity of
                                                    Colonial Management Associates, Inc.
                                                    since 1997; executive vice president
                                                    of the Adviser since Dec. 1995; vice
                                                    president of The Northern Trust
                                                    (bank) prior thereto

Janet Langford Kelly,40    Trustee                  Senior vice president, secretary and
  (3)(4)                                            general counsel of Sara Lee
                                                    Corporation (branded, packaged,
                                                    consumer-products manufacturer) since
                                                    1995; partner, Sidley & Austin (law
                                                    firm) prior thereto

Michael T. Kennedy, 36     Vice-President           Senior vice president of the Adviser
                                                    since Oct. 1994; vice president of
                                                    the Adviser prior thereto

Stephen F. Lockman, 37     Vice-President           Senior vice president, portfolio
                                                    manager, and credit analyst of the
                                                    Adviser since 1994; portfolio manager
                                                    for Illinois State Board of
                                                    Investment prior thereto

Lynn C. Maddox, 57         Vice-President           Senior vice president of the Adviser

Jane M. Naeseth, 48        Vice-President           Senior vice president of the Adviser

Charles R. Nelson, 56      Trustee                  Van Voorhis Professor of Political
  (3)(4)                                            Economy of the University of
                                                    Washington

Nicolette D. Parrish,48(4) Vice-President;          Senior legal assistant for the
                           Assistant Secretary      Adviser

Sharon R. Robertson, 36(4) Controller               Accounting manager for the Adviser's
                                                    Mutual Funds division

Janet B. Rysz, 43 (4)      Assistant Secretary      Senior legal assistant and assistant
                                                    secretary of the Adviser

Thomas C. Theobald, 61     Trustee                  Managing director, William Blair
  (3)(4)                                            Capital Partners (private equity
                                                    fund) since 1994; chief executive
                                                    officer and chairman of the Board of
                                                    Directors of Continental Bank
                                                    Corporation, 1987-1994

Scott E. Volk, 27 (4)      Treasurer                Financial reporting manager for the
                                                    Adviser's Mutual Funds division since
                                                    Oct. 1997; senior auditor with Ernst
                                                    & Young LLP from Sept. 1993 to April
                                                    1996 and from Oct. 1996 to Sept.
                                                    1997; financial analyst with John
                                                    Nuveen & Company Inc. from May 1996
                                                    to Sept. 1996

Heidi J. Walter, 31 (4)    Vice-President;          Vice president of the Adviser since
                           Secretary                March 1998; senior legal counsel for
                                                    the Adviser since Feb. 1998; legal
                                                    counsel for the Adviser from March
                                                    1995 to Jan. 1998; associate with
                                                    Beeler Schad & Diamond, PC (law firm)
                                                    prior thereto

Hans P. Ziegler, 57 (4)    Executive Vice-President Chief executive officer of the
                                                    Adviser since May 1994; president of
                                                    the Investment Counsel division of
                                                    the Adviser prior thereto

Margaret O. Zwick, 32 (4)  Assistant Treasurer      Project manager for the Adviser's
                                                    Mutual Funds division since April
                                                    1997; compliance manager, Aug. 1995
                                                    to April 1997; compliance accountant,
                                                    Jan. 1995 to July 1995; section
                                                    manager, Jan. 1994 to Jan. 1995;
                                                    supervisor prior thereto

______________________
(1) Trustee who is an "interested person" of the Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(4) This person holds the corresponding officer or trustee position with SR&F Base Trust.


     Certain of the trustees and officers of the Trust and SR&F Base Trust are trustees or officers of other investment companies managed by the Adviser. Mr. Anetsberger, Mr. Butch, and Ms. Walter are also officers of Liberty Funds Distributor, Inc., the Funds' distributor. The address of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, MA 02210; that of Mr. Hacker is P.O. Box 66100, Chicago, IL 60666; that of Ms. Kelly is Three First National Plaza, Chicago, Illinois 60602; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Theobald is Suite 3300, 222 West Adams Street, Chicago, IL 60606; and that of the officers is One South Wacker Drive, Chicago, Illinois 60606.

     Associated with the Adviser since 1977, Ms. Naeseth has been portfolio manager of Cash Reserves Portfolio since its inception in March 1998 and had managed Cash Reserves Fund since 1980. From 1973 to 1977, she was with the First Trust Company of Ohio. She received her B.A. degree from the University of Illinois in 1972. As of June 30, 1998, she was responsible for managing $752 million in mutual fund net assets.

     Officers and trustees affiliated with the Adviser serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or the Adviser are paid an annual retainer plus an attendance fee for each meeting of the Board or standing committee thereof attended. The Trust has no retirement or pension plan. The following table sets forth compensation paid during the fiscal year ended June 30, 1998 to each of the trustees:

                                          Compensation from the
                                          Stein Roe Fund Complex*
                                          -----------------------
                  Aggregate Compensation     Total       Average
Name of Trustee       from the Trust      Compensation  Per Series
------------------- --------------------  ------------  ----------
Timothy K. Armour**       -0-                 -0-          -0-
Thomas W. Butch**         -0-                 -0-          -0-
Lindsay Cook              -0-                 -0-          -0-
Kenneth L. Block**    $   6,533            $   49,000     $1,114
William W. Boyd          13,433               124,552      2,831
Douglas A. Hacker        12,433               120,198      2,732
Janet Langford Kelly     12,433               117,000      2,659
Francis W. Morley**       6,533                49,000      1,114
Charles R. Nelson        13,433               124,202      2,823
Thomas C. Theobald       12,433               120,198      2,732
_______________
 *At June 30, 1998, the Stein Roe Fund Complex consisted of four series of the Trust, one series of Stein Roe Trust, four series of Stein Roe Municipal Trust, 11 series of Stein Roe Investment Trust, 10 series of Stein Roe Advisor Trust, one series of Stein Roe Institutional Trust, and 13 series of SR&F Base Trust.
**Messrs. Block and Morley retired as trustees on Dec. 31, 1997.
  Mr. Armour resigned as a trustee and Mr. Butch was elected a trustee on April 14, 1998.


                         FINANCIAL STATEMENTS


     Please refer to the Funds' June 30, 1998 Financial Statements (statements of assets and liabilities and schedules of investments as of June 30, 1998 and the statements of operations, changes in net assets, and notes thereto) and the reports of independent auditors contained in the Funds' June 30, 1998 Annual Reports.
The Financial Statements and the reports of independent auditors (but no other material from the Annual Reports) are incorporated herein by reference. The Annual Reports may be obtained at no charge by telephoning 800-338-2550.


                       PRINCIPAL SHAREHOLDERS


     As of September 30, 1998, the only persons known by the Trust to own of record or "beneficially" 5% or more of outstanding shares of any Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:
                                                  Approximate % of
                                                    Outstanding
Name and Address               Fund                  Shares Held
-----------------------   ----------------------  ----------------
U.S. Bank National        Cash Reserves Fund           21.17%
  Association (1)         Intermediate Bond Fund       22.37
410 N. Michigan Avenue    Income Fund                  21.28
Chicago, IL 60611         High Yield Fund              50.95

Charles Schwab & Co.,     Intermediate Bond Fund       29.37
  Inc. (2)                Income Fund                  17.80
Special Custody Account   High Yield Fund              14.71
 for the Exclusive Benefit
 of Customers
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA  94104

The Northern Trust Co.(3) Income Fund                  25.44
F/B/O Liberty Mutual
Daily Valuation Transitions
P.O. Box 92956
Chicago, IL  60675

Liberty Financial         High Yield Fund               5.24
  Companies, Inc.
600 Atlantic Avenue
Boston, MA  02210

Salomon Smith Barney,     Intermediate Bond Fund       12.00
  Inc. (2)
Book Entry Account
333 West 34th Street
7th Floor
Mutual Funds Department
New York, NY  10013

National Financial         Income Fund                 10.72
  Service Corp. (2)
for the Exclusive Benefit
  of Customers
Attn: Mutual Funds
P.O. Box 3908
Church Street Station
New York, NY  10008
_______________________
(1) Shares held as custodian.
(2) Shares held for accounts of customers.
(3) Northern Trust Company holds shares of record on behalf of the Liberty Mutual Employees' Thrift-Incentive Plan.

     The following table shows shares of the Funds held by the categories of persons indicated as of September 30, 1998, and in each case the approximate percentage of outstanding shares represented:

                   Clients of the Adviser         Trustees and
                   in their Client Accounts*       Officers
                   ------------------------ -------------------
                     Shares Held  Percent   Shares Held  Percent
                     -----------  -------   -----------  -------
Cash Reserves Fund    69,974,112   14.33%     232,366      **
Intermediate Bond Fund 8,078,239   15.93       75,622      **
Income Fund            9,058,304   21.74      146,681      **
High Yield Fund          545,103   17.70          472      **
______________
 *The Adviser may have discretionary authority over such shares and, accordingly, they could be deemed to be owned "beneficially" by the Adviser under Rule 13d-3. However, the Adviser disclaims actual beneficial ownership of such shares.
**Represents less than 1% of the outstanding shares.


                     INVESTMENT ADVISORY SERVICES

     Stein Roe & Farnham Incorporated provides administrative services to each Fund and Portfolio and portfolio management services to each Portfolio. The Adviser is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), the Funds' transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.


     The directors of the Adviser are Kenneth R. Leibler, C. Allen Merritt, Jr., Thomas W. Butch, and Hans P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Merritt is Chief Operating Officer of Liberty Financial; Mr. Butch is President of the Adviser's Mutual Funds division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler and Merritt is Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Butch and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of June 30, 1998, the Adviser managed over $29.1 billion in assets: over $11.2 billion in equities and over $17.9 billion in fixed income securities (including $1.7 billion in municipal securities). The $29.1 billion in managed assets included over $9.3 billion held by open-end mutual funds managed by the Adviser (approximately 14% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 289,000 shareholders. The $9.3 billion in mutual fund assets included over $748 million in over 42,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 9,000 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At June 30, 1998, the Adviser employed 18 research analysts and 55 account managers. The average investment-related experience of these individuals was 24 years.


     Stein Roe Counselor [service mark] are professional investment advisory services offered by the Adviser to Fund shareholders. Each is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, the Adviser's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor [service mark] are free to self direct their investments while considering the Adviser's recommendations; shareholders participating in Stein Roe Personal Counselor [service mark] enjoy the added benefit of having the Adviser implement portfolio recommendations automatically for a fee of 1% or less, depending on the size of their portfolios. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, the Adviser provides shareholders participating in these programs with a dedicated Counselor [service mark] representative. Other distinctive services include specially designed account statements with portfolio performance and transaction data, newsletters, and regular investment, economic, and market updates. A $50,000 minimum investment is required to participate in either program.

     Please refer to the descriptions of the Adviser, the management and administrative agreements, fees, expense limitations, and transfer agency services under Management and Fee Table in the Prospectuses, which are incorporated herein by reference. The table below shows gross fees paid and any expense reimbursements by the Adviser during the past three fiscal years:


                                     YEAR       YEAR        YEAR
                  TYPE OF            ENDED      ENDED       ENDED
FUND              PAYMENT           6/30/98    6/30/97     6/30/96
-------------     ------------     ----------  --------  ---------
Cash Reserves
  Fund          Advisory fee       $       - $        - $2,432,015
                Management fee       821,225  1,207,715          -
                Administrative fee 1,216,692  1,207,715          -
Cash Reserves
  Portfolio     Management fee       542,824                     -
Intermediate
  Bond Fund     Advisory fee               -          -  1,533,498
                Management fee       777,707  1,090,523          -
                Administrative fee   587,310    465,614          -
                Reimbursement              -     54,108    157,406
Intermediate
  Bond
  Portfolio     Management fee       595,616          -          -
Income Fund     Advisory fee               -          -  1,482,696
                Management fee     1,169,260  1,630,122          -
                Administrative fee   552,272    446,018          -
                Reimbursement              -     40,778    149,999
Income
  Portfolio     Management fee       862,176          -          -
High Yield
  Fund          Administrative fee    44,923      9,385          -
                Reimbursement         95,498     81,211          -
High Yield
  Portfolio      Management fee      307,472     52,997          -

     The Adviser provides office space and executive and other personnel to the Funds and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

     The administrative agreement provides that the Adviser shall reimburse each Fund to the extent that total annual expenses of the Fund (including fees paid to the Adviser, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of such Fund are being offered for sale to the public; however, such reimbursement for any fiscal year will not exceed the amount of the fees paid by such Fund under that agreement for such year. In addition, in the interest of further limiting the Funds' expenses, the Adviser may voluntarily waive its fees and/or absorb certain expenses for a Fund, as described in the Prospectuses under Fee Table. Any such reimbursements will enhance the yield of such Fund.

     The management agreement provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to SR&F Base Trust or any shareholder for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard by the Adviser of the Adviser's obligations and duties under that agreement.

     Any expenses that are attributable solely to the organization, operation, or business of a series of the Trust are paid solely out of the assets of that series. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.


Bookkeeping and Accounting Agreement


     Pursuant to a separate agreement with the Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services. For these services, the Adviser receives an annual fee of $25,000 per series plus .0025 of 1% of average net assets over $50 million. During the fiscal years ended June 30, 1996, 1997 and 1998, the Adviser received aggregate fees of $173,384, $116,135 and $128,363, respectively, from the Trust for services performed under this agreement.


                           DISTRIBUTOR


     Shares of the Funds are distributed by Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, MA 02111, under a Distribution Agreement. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (2) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.


     As agent, the Distributor offers shares of the Funds to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. No sales commission or "12b-1" payment is paid by any Fund. The Distributor offers the Funds' shares only on a best-efforts basis.

                            TRANSFER AGENT


     SSI performs certain transfer agency services for the Trust, as described under Management in each Prospectus. For performing these services, SSI receives a fee based on an annual rate of 0.15 of 1% of average daily net assets from Cash Reserves Fund and 0.14 of 1% of average daily net assets from each Bond Fund. The Board of Trustees believes the charges by SSI to the Funds are comparable to those of other companies performing similar services. (See Investment Advisory Services.) Under a separate agreement, SSI also provides certain investor accounting services to each Portfolio.


                          CUSTODIAN


     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Trust and SR&F Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.


     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     Each Board of Trustees reviews, at least annually, whether it is in the best interests of each Fund, each Portfolio, and their shareholders to maintain assets in each custodial institution. However, with respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.


     The Funds and Portfolios may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.


                     INDEPENDENT AUDITORS


     The independent auditors for the Funds and the Portfolios are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The independent auditors audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.


                      PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts. Purchases and sales of portfolio securities are ordinarily transacted with the issuer or with a primary market maker acting as principal or agent for the securities on a net basis, with no brokerage commission being paid by a Portfolio. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, a Portfolio may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.


     The Adviser's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; the Adviser's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and the Adviser's knowledge of actual or apparent operation problems of any broker or dealer. Recognizing the value of these factors, the Adviser may cause a client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction.

     The Adviser has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for clients in those cases where the Adviser has discretion to select the broker or dealer by which the transaction is to be executed. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by the Adviser. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by the Adviser's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the Board of Trustees.

     Where more than one broker or dealer is believed to be capable of providing a combination of best net price and execution with respect to a particular portfolio transaction, the Adviser often selects a broker or dealer that has furnished it with investment research products or services such as: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized data bases; quotation equipment and services; research or analytical computer software and services; or services of economic and other consultants. Such selections are not made pursuant to any agreement or understanding with any of the brokers or dealers. However, the Adviser does in some instances request a broker to provide a specific research or brokerage product or service which may be proprietary to the broker or produced by a third party and made available by the broker and, in such instances, the broker in agreeing to provide the research or brokerage product or service frequently will indicate to the Adviser a specific or minimum amount of commissions which it expects to receive by reason of its provision of the product or service. The Adviser does not agree with any broker to direct such specific or minimum amounts of commissions; however, the Adviser does maintain an internal procedure to identify those brokers who provide it with research products or services and the value of such products or services, and the Adviser endeavors to direct sufficient commissions on client transactions (including commissions on transactions in fixed income securities effected on an agency basis and, in the case of transactions for certain types of clients, dealer selling concessions on new issues of securities) to ensure the continued receipt of research products or services the Adviser believes are useful.

     In a few instances, the Adviser receives from a broker a product or service which is used by the Adviser both for investment research and for administrative, marketing, or other non-research or brokerage purposes. In such an instance, the Adviser makes a good faith effort to determine the relative proportion of its use of such product or service which is for investment research or brokerage, and that portion of the cost of obtaining such product or service may be defrayed through brokerage commissions generated by client transactions, while the remaining portion of the costs of obtaining the product or service is paid by the Adviser in cash. The Adviser may also receive research in connection with selling concessions and designations in fixed income offerings.


     The Board has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. The Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of the Association of the National Association of Securities Dealers ("NASD"). Therefore, except with respect to purchases by Income Portfolio of municipal securities which are not subject to NASD Rules, the Portfolios will not attempt to recapture underwriting discounts or selling concessions. If Income Portfolio were to purchase municipal securities, it would attempt to recapture selling concessions included in prices paid by Income Portfolio in underwritten offerings; however, the Adviser would not be able to negotiate discounts from the fixed offering price for those issuers for which there is a strong demand, and will not allow the failure to obtain a discount to prejudice its ability to purchase an issue for Income Portfolio.

     The following table shows commissions paid on futures transactions during the past three fiscal years. No Fund or Portfolio paid commissions on any other transactions.


                                       Intermediate  Intermediate
                                        Bond Fund   Bond Portfolio
                                       ------------ --------------
Total brokerage commissions paid during
  year ended 6/30/98                      $2,160         $8,957
Number of futures contracts                  225            980
Total brokerage commissions paid during
  year ended 6/30/97                           -              -
Total brokerage commissions paid during
  year ended 6/30/96                           -              -


     The Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees.


     During the last fiscal year, certain Portfolios held securities issued by one or more of their regular broker-dealers or the parent of such broker-dealers that derive more than 15% of gross revenue from securities-related activities. Such holdings were as follows at June 30, 1998:
                                                       Value of
                                                   Securities Held
Portfolio           Broker-Dealer                   (in thousands)
-----------------  ------------------------------  ---------------
Intermediate Bond
  Portfolio       Associates Corporation of North
                    America                            $18,445
                  Merrill Lynch, Pierce, Fenner &
                    Smith                               12,883
                  Lehman Brothers, Inc.                  7,197
                  Salomon Smith Barney                   2,048

Income Portfolio  Associates Corporation of North
                    America                             11,260
                  Lehman Brothers, Inc.                  6,227
                  Goldman Sachs & Company                6,056
                  Merrill Lynch, Pierce, Fenner
                    & Smith                              3,156

High Yield
  Portfolio       Associates Corporation of North
                    America                              2,085

Cash Reserves
  Portfolio       Lehman Brothers, Inc.                 30,000
                  Associates Corporation of North
                    America                             12,992


              ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund and Portfolio intends to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because capital gains distributions reduce net asset value, if a shareholder purchases shares shortly before a record date, he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Each Fund expects that none of its dividends will qualify for the deduction for dividends received by corporate shareholders.


        ADDITIONAL INFORMATION ON THE DETERMINATION OF NET
                 ASSET VALUE - CASH RESERVES FUND

     Please refer to Net Asset Value in the Prospectus, which is incorporated herein by reference. Cash Reserves Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value as determined by amortized cost is higher or lower than the price Cash Reserves Fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Board of Trustees.

     In connection with the use of amortized cost and the maintenance of a per share net asset value of $1.00, Income Trust has agreed, with respect to Cash Reserves Fund: (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining relative stability of principal and not in excess of 90 days; (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months; and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines present minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board.

     Cash Reserves Fund has also agreed to establish procedures reasonably designed to stabilize its price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the portfolio holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the net asset values calculated by using available market quotations or market equivalents deviate from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from reputable sources for the instruments, values obtained from the Adviser's matrix, or values obtained from an independent pricing service. Any such service might value investments based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuations.

     In connection with Cash Reserves Fund's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, it might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Board might take include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; increasing, reducing, or suspending dividends or distributions from capital or capital gains; or redeeming shares in kind. The Board might also establish a net asset value per share by using market values, as a result of which the net asset value might deviate from $1.00 per share.

     The above policies relating to the determination of net asset value also apply to Cash Reserves Portfolio.


                        INVESTMENT PERFORMANCE


     Cash Reserves Fund may quote a "Current Yield" or "Effective Yield" or both from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

     The yields are then computed as follows:

                 Net Change in Account Value    365
                 ---------------------------    ----
Current Yield  =  Beginning Account Value     x  7

                   [1 + Net Change in Account Value]365/7
                   --------------------------------------
Effective Yield  =      Beginning Account Value              -  1

     For example, the yields of Cash Reserves for the seven-day period ended June 30, 1998, were:

                  $.000947397    365
                  -----------    ---
Current Yield  =     $1.00     x  7            =  4.94%

                    [1+$.000947397]35/7
                    -------------------
Effective Yield  =         $1.00        -  1   =  5.06%

     The average dollar-weighted portfolio maturity of Cash
Reserves Fund for the seven days ended June 30, 1998, was 23 days.

     In addition to fluctuations reflecting changes in net income of Cash Reserves Fund resulting from changes in income earned on its portfolio securities and in its expenses, yield also would be affected if Cash Reserves Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. (See Net Asset Value in the Prospectus and Additional Information on the Determination of Net Asset Value herein.) Portfolio changes resulting from net purchases or net redemptions of Fund shares may affect yield. Accordingly, the yield of Cash Reserves Fund may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The yield of Cash Reserves Fund is not assured, and its principal is not insured; however, it will attempt to maintain its net asset value per share at $1.00.

     Comparison of the yield of Cash Reserves Fund with those of alternative investments (such as savings accounts, various types of bank deposits, and other money market funds) should be made with consideration of differences between Cash Reserves Fund and the alternative investments, differences in the periods and methods used in the calculation of the yields being compared, and the impact of income taxes on alternative investments.
                         _____________________

     A Bond Fund may quote yield figures from time to time. The "Yield" is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.


                                                          6
 The Yield formula is as follows:  YIELD = 2[((a-b/cd) +1)  -1].

Where:  a  =  dividends and interest earned during the period
              (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)
        b  =  expenses accrued for the period (net of
              reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the ending net asset value of the Fund for the period.


     For example, the Yields of the Bond Funds for the 30-day period ended June 30, 1998, were:

                Intermediate Bond Fund   =  6.20%
                Income Fund              =  6.60%
                High Yield Fund          =  8.24%

                      _____________________

     Each Fund may quote total return figures from time to time.
A "Total Return" on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

                                                                n
Average Annual Total Return is computed as follows: ERV = P(1+T)

 Where:   P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).


     For example, for a $1,000 investment in a Fund, the "Total
Return," the "Total Return Percentage," and the "Average Annual
Total Return" at June 30, 1998 were:

                                    TOTAL RETURN    AVERAGE ANNUAL
                    TOTAL RETURN     PERCENTAGE      TOTAL RETURN
                    ------------    -------------   --------------
Cash Reserves Fund
    1 year            $1,051           5.09%             5.09%
    5 years            1,250          24.99              4.56
   10 years            1,686          68.55              5.36

Intermediate Bond Fund
    1 year             1,095           9.51              9.51
    5 years            1,388          38.77              6.77
   10 years            2,262         126.23              8.51

Income Fund
    1 year             1,087           8.72              8.72
    5 years            1,420          42.03              7.27
   10 years            2,335         133.54              8.85

High Yield Fund
    1 year             1,144          14.38             14.38
    Life of Fund*      1,268          26.82             15.38

_______
*Since commencement of operations on Nov. 1, 1996.

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     A Fund may note its mention in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Atlantic Monthly
Associated Press
Barron's
Bloomberg
Boston Globe
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Investment Advisor
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Marketing Alert
Gourmet
Individual Investor
Investment Dealers' Digest
Investment News
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Money on Line
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsday
Newsweek
New York Daily News
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
Reuters
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Street.com
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

     In advertising and sales literature, a Fund may compare its yield and performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate.

     The Funds may compare their performance to the Consumer Price Index (All Urban), a widely-recognized measure of inflation.

     A Fund's performance may be compared to the following as indicated below:


Benchmark                          Fund(s)
--------------------------------   ----------------------------
CS First Boston High Yield Index   High Yield Fund
Donoghue's Money Fund Averages(tm)
  -Aggressive                      Cash Reserves Fund
Donoghue's Money Fund Averages(tm)
  -All Taxable                     Cash Reserves Fund
Donoghue's Money Fund Averages(tm)
  -Prime                           Cash Reserves Fund
Donoghue's Money Fund Averages(tm)
  -Prime and Eurodollar            Cash Reserves Fund
Donoghue's Money Fund Averages(tm)
  -Prime, Eurodollar, and
  Yankeedollar                     Cash Reserves Fund
Donoghue's Money Fund Averages(tm)
  -Taxable (Includes the previous
  four categories)                 Cash Reserves Fund
Lehman Aggregate Index             Intermediate Bond Fund
Lehman Government/Corporate Index  Intermediate Bond Fund
Lehman High Yield Bond Index       High Yield Fund
Lehman High Yield Corporate Bond
  Index                            High Yield Fund
Lehman Intermediate Corporate
  Bond Index                       Income Fund
Lehman Intermediate Government/
  Corporate Index                  Intermediate Bond Fund
Lipper All Long-Term Fixed Income
  Funds Average                    Intermediate Bond Fund,
                                   Income Fund
Lipper Corporate Bond Funds (A
  Rated) Average                   Intermediate Bond Fund
Lipper Corporate Bond Funds (BBB
  Rated) Average                   Income Fund
Lipper Intermediate-Term (5-10
  Year) Investment Grade Debt
  Funds Average                    Intermediate Bond Fund
Lipper Long-Term Taxable Bond
  Funds Average                    Intermediate Bond Fund,
                                   Income Fund
Lipper Money Market Instrument
  Funds Average                    Cash Reserves Fund
Lipper Short-Term Income Fund
  Average                          Cash Reserves Fund
Merrill Lynch Corporate and
  Government Master Index          Intermediate Bond Fund,
                                   Income Fund
Merrill Lynch High-Yield Master
  Index                            Income Fund, High Yield Fund
Morningstar All Long-Term Fixed
  Income Funds Average             Intermediate Bond Fund,
                                   Income Fund
Morningstar Corporate Bond
  (General) Average                Income Fund, High Yield Fund
Morningstar Corporate Bond (High
  Quality) Average                 Intermediate Bond Fund
Morningstar Long-Term Taxable
  Bond Funds Average               Intermediate Bond Fund,
                                   Income Fund
Salomon Brothers Broad
  Investment Grade Bond Index      Intermediate Bond Fund,
                                   Income Fund
Salomon Brothers Extended High
  Yield Market Index               High Yield Fund
Salomon Brothers High Yield
  Market Index                     High Yield Fund


     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by these services or category averages and rankings provided by another independent service. Should these services reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or rank against other funds in the newly-assigned category (or the average of such category) as published by the service.

     The Merrill Lynch High-Yield Master Index measures the total return performance of corporate debt issues rated less than investment grade but not in default. The Merrill Lynch Corporate and Government Master Index measures total return performance of a broad range of U.S. Treasury, federal agency, and corporate debt securities, but excluding mortgage-backed securities. The Salomon Brothers Broad Investment Grade Bond Index measures the market-weighted total return of a wide range of debt securities, including U.S. Treasury/agency securities, investment-grade corporate bonds, and mortgage pass-through securities.


     Cash Reserves Fund may compare its after-tax yield (computed by multiplying the yield by one minus the highest marginal federal individual tax rate) to the average yield for the tax-free categories of the aforementioned services.

     Investors may desire to compare the performance and features of Cash Reserves Fund to those of various bank products. Cash Reserves Fund may compare its yield to the average rates of bank and thrift institution money market deposit accounts, Super N.O.W. accounts, and certificates of deposit. The rates published weekly by the BANK RATE MONITOR(c), a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR(c) National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited checking, while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution. Bank account deposits may be insured. Shareholder accounts in Cash Reserves Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of Cash Reserves Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual funds with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of Cash Reserves Fund are redeemable at the next determined net asset value (normally, $1.00 per share) after a request is received, without charge.


     In advertising and sales literature, a Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of its monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future
results.
                        ____________________

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since
1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

              Common stocks
              Small company stocks
              Long-term corporate bonds
              Long-term government bonds
              Intermediate-term government bonds
              U.S. Treasury bills
              Consumer Price Index
                     ____________________

     A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on Jan. 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 3%, 5%, 7%, or 9% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

               TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

Interest
Rate   3%        5%        7%        9%        3%       5%        7%       9%
--------------------------------------------------------------------------------
Com-
pound-
ing
Years       Tax-Deferred Investment                 Taxable Investment
----  ------------------------------------  ------------------------------------

30   $82,955  $108,031  $145,856  $203,239  $80,217  $98,343  $121,466  $151,057
25    65,164    80,337   101,553   131,327   63,678   75,318    89,528   106,909
20    49,273    57,781    68,829    83,204   48,560   55,476    63,563    73,028
15    35,022    39,250    44,361    50,540   34,739   38,377    42,455    47,025
10    22,184    23,874    25,779    27,925   22,106   23,642    25,294    27,069
 5    10,565    10,969    11,393    11,840   10,557   10,943    11,342    11,754
 1    2,036      2,060     2,085     2,109    2,036    2,060     2,085     2,109

     Average Life Calculations. From time to time, a Fund may quote an average life figure for its portfolio. Average life is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity.

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor [service mark] and Stein Roe Personal Counselor [service mark] programs and asset allocation and other investment strategies.


                           APPENDIX-RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and
Standard & Poor's Corporation ("S&P").

CORPORATE BOND RATINGS

Ratings By Moody's

     Aaa.  Bonds rated Aaa are judged to be the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Ratings By S&P

     AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

COMMERCIAL PAPER RATINGS

Ratings By Moody's

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Prime-1     Highest Quality
      Prime-2     Higher Quality
      Prime-3     High Quality

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

Ratings By S&P

     A brief description of the applicable rating symbols and their meaning follows:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

                               ____________

PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) 1. Financial statements included in Part A of this Amendment to the Registration Statement: Financial Highlights.

    2.  Financial statements included in Part B of this
        Amendment: The following financial statements are incorporated by reference to Registrant's June 30, 1998 annual reports: Investments as of June 30, 1998 of SR&F Cash Reserves Portfolio, SR&F Intermediate Bond Portfolio, SR&F Income Portfolio and SR&F High Yield Portfolio; and statements of assets and liabilities as of June 30, 1998, statements of operations for the period ended June 30, 1998, statements of changes in net assets for each of the two years in the period ended June 30, 1998, notes thereto and report of independent auditors of Stein Roe Cash Reserves Fund, SR&F Cash Reserves Portfolio, Stein Roe Intermediate Bond Fund, SR&F Intermediate Bond Portfolio, Stein Roe Income Fund, SR&F Income Portfolio, Stein Roe High Yield Fund, and SR&F High Yield Portfolio.

(b) Exhibits: [Note: As used herein, the term "PEA" refers to a post-effective amendment to the Registration Statement of the Registrant on Form N-1A under the Securities Act of 1933, No.
    33-02633.]

    1. (a) Agreement and Declaration of Trust as amended through 10/25/94. (Exhibit 1 to PEA #27.)*
        (b) Amendment to Agreement and Declaration of Trust dated 11/1/95. (Exhibit 1(b) to PEA #28.)*

    2.  (a) By-Laws of Registrant as amended through 2/3/93.
            (Exhibit 2 to PEA #29.)*
        (b) Amendment to By-Laws dated 2/4/98.

    3.  None.

    4.  None.  Registrant no longer issues share certificates.

    5.  None.

    6.  Underwriting agreement between the Stein Roe Funds and
        Liberty Funds Distributor, Inc. dated 1/1/98.

    7.  None.

    8.  Custodian contract between Registrant and State Street
        Bank and Trust Company dated 2/24/86 as amended through 5/8/95. (Exhibit 8 to PEA #27).*

    9. (a) Transfer agency agreement dated 8/1/95 between Registrant and SteinRoe Services Inc. as amended through 11/1/96. (Exhibit 9(a) to PEA #30.)*
        (b) Accounting and Bookkeeping Agreement between Registrant and the Adviser as amended through November 1, 1996. (Exhibit 9(b) to PEA #30.)*
        (c) Administrative Agreement between Registrant and the Adviser as amended through November 1, 1996. (Exhibit 9(c) to PEA #30.)*
        (d) Sub-transfer agent agreement between SteinRoe Services Inc. and Colonial Investors Service Center, Inc. as amended through April 30, 1998.

   10. (a) Opinions and consents of Ropes & Gray. (Exhibit 10(a) to PEA #29.)*
        (b) Opinions and consents of Bell, Boyd & Lloyd with respect to the series SteinRoe High-Yield Bonds (now named Stein Roe Income Fund), SteinRoe Cash Reserves, and SteinRoe Managed Bonds (now named Stein Roe Intermediate Bond Fund). (Exhibit 10(b) to PEA #29.)*
        (c) Opinion and consent of Bell, Boyd & Lloyd with respect to the series Stein Roe High Yield Fund. (Exhibit 10(c) to PEA #30.)*

   11.  (a) Consent of Ernst & Young LLP, independent auditors.
        (b) Consent of Morningstar, Inc.  (Exhibit 11(b) to PEA
            #29.)*

   12.  None.
 .
   13.  Inapplicable.

   14.  (a) Stein Roe Funds Individual Retirement Account Plan.
            (Exhibit 14(a) to PEA #33.)*
        (b) Stein Roe & Farnham Prototype Paired Defined
            Contribution Plan.  (Exhibit 14(b) to PEA #33.)*

   15.  None.

   16. (a) Schedules for computation of yield and total return of SteinRoe High-Yield Bonds (now named Stein Roe Income
            Fund), SteinRoe Managed Bonds (now named Stein Roe Intermediate Bond Fund), and Stein Roe Cash Reserves. (Exhibit 16 to PEA #29.)*
        (b) Schedule for computation of yield and total return of Stein Roe High Yield Fund. (Exhibit 16(b) to PEA #33.)*

   17.  Financial Data Schedules:
        (a) Income Fund.
        (b) Intermediate Bond Fund.
        (c) Cash Reserves Fund.
        (d) High Yield Fund.

   18.  Inapplicable.

   19.  (Miscellaneous.)
        (a) Fund Application.
        (b) Automatic Redemption Services Application.  (Exhibit
            19(b) to PEA #29.)*
     ________
     *Incorporated by reference.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT.

The Registrant does not consider that it is directly or indirectly controlling, controlled by, or under common control with other persons within the meaning of this Item. See "Investment Advisory Services," "Management," and "Transfer Agent" in the Statement of Additional Information, each of which is incorporated herein by reference.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

                                         Number of Record Holders
   Title of Series                         as of July 31, 1998
--------------------------------         ------------------------
Stein Roe Cash Reserves Fund......................16,493
Stein Roe Income Fund............................. 4,562
Stein Roe Intermediate Bond Fund.................. 6,132
Stein Roe High Yield Fund ........................ 1,876

ITEM 27.  INDEMNIFICATION.

Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit 1), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Unless otherwise permitted under the 1940 Act,

(i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

(ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and

(iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article Tenth also provides that its indemnification provisions are not exclusive.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment adviser or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

Pursuant to the indemnification agreement among the Registrant, its transfer agent and its investment adviser, the Registrant, its trustees, officers and employees, its transfer agent and the transfer agent's directors, officers and employees are indemnified by Registrant's investment adviser against any and all losses, liabilities, damages, claims and expenses arising out of any act or omission of the Registrant or its transfer agent performed in conformity with a request of the investment adviser that the transfer agent and the Registrant deviate from their normal procedures in connection with the issue, redemption or transfer of shares for a client of the investment adviser.

Registrant, its trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933 are indemnified by the distributor of Registrant's shares (the "distributor"), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant's shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by the distributor or any of the distributor's directors, officers, employees or representatives or (ii) may be based upon any untrue or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering shares of the Registrant filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by the distributor in writing. In no case does the distributor's indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Adviser is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), which in turn is a wholly owned subsidiary of Liberty Financial Companies, Inc., which a majority owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. The Adviser acts as investment adviser to individuals, trustees, pension and profit-sharing plans, charitable organizations, and other investors. In addition to Registrant, it also acts as investment adviser to other investment companies having different investment policies.

For a two-year business history of officers and directors of the Adviser, please refer to the Form ADV of Stein Roe & Farnham Incorporated and to the section of the statement of additional information (part B) entitled "Investment Advisory Services."

Certain directors and officers of the Adviser also serve and have during the past two years served in various capacities as officers, directors, or trustees of SSI and of the Registrant, and other investment companies managed by the Adviser. (The listed entities are located at One South Wacker Drive, Chicago, Illinois 60606, except for SteinRoe Variable Investment Trust and Liberty Variable Investment Trust, which are located at Federal Reserve Plaza, Boston, MA 02210 and LFC Utilities Trust, which is located at One Financial Center, Boston, MA 02111.) A list of such capacities is given below.

                                                 POSITION FORMERLY
                                                    HELD WITHIN
                      CURRENT POSITION              PAST TWO YEARS
                      -------------------           --------------
STEINROE SERVICES INC.
Gary A. Anetsberger   Vice President
Kenneth J. Kozanda    Vice President; Treasurer
Kenneth R. Leibler    Director
C. Allen Merritt, Jr. Director; Vice President
Heidi J. Walter       Vice President; Secretary
Hans P. Ziegler       Director; President; Chairman

SR&F BASE TRUST
William D. Andrews    Executive Vice-President
Gary A. Anetsberger   Sr. Vice-President            Treasurer
Thomas W. Butch       President; Trustee            Executive V-P
Kevin M. Carome       Vice-President; Asst. Secy.
Loren A. Hansen       Executive Vice-President
Heidi J. Walter       Vice-President; Secretary
Hans P. Ziegler       Executive Vice-President

STEIN ROE INCOME TRUST; STEIN ROE INSTITUTIONAL TRUST; AND
STEIN ROE TRUST
William D. Andrews    Executive Vice-President
Gary A. Anetsberger   Sr. Vice-President            Treasurer
Thomas W. Butch       President; Trustee            Exec. V-P; V-P
Kevin M. Carome       Vice-President; Asst. Secy.
Loren A. Hansen       Executive Vice-President
Michael T. Kennedy    Vice-President
Stephen F. Lockman    Vice-President
Steven P. Luetger                                   Vice-President
Lynn C. Maddox        Vice-President
Jane M. Naeseth       Vice-President
Heidi J. Walter       Vice-President; Secretary
Hans P. Ziegler       Executive Vice-President

STEIN ROE INVESTMENT TRUST
William D. Andrews    Executive Vice-President
Gary A. Anetsberger   Sr. Vice-President            Treasurer
David P. Brady        Vice-President
Thomas W. Butch       President; Trustee            Exec. V-P; V-P
Daniel K. Cantor      Vice-President
Kevin M. Carome       Vice-President; Asst. Secy.
E. Bruce Dunn                                       Vice-President
Erik P. Gustafson     Vice-President
Loren A. Hansen       Executive Vice-President
David P. Harris       Vice-President
Harvey B. Hirschhorn  Vice-President
Eric S. Maddix        Vice-President
Lynn C. Maddox        Vice-President
Arthur J. McQueen     Vice-President
M. Gerard Sandel      Vice-President
Gloria J. Santella    Vice-President
Heidi J. Walter       Vice-President; Secretary
Hans P. Ziegler       Executive Vice-President

STEIN ROE ADVISOR TRUST
William D. Andrews    Executive Vice-President
Gary A. Anetsberger   Sr. Vice-President            Treasurer
David P. Brady        Vice-President
Thomas W. Butch       President; Trustee            Exec. V-P; V-P
Daniel K. Cantor      Vice-President
Kevin M. Carome       Vice-President; Asst. Secy.
E. Bruce Dunn                                       Vice-President
Erik P. Gustafson     Vice-President
Loren A. Hansen       Executive Vice-President
David P. Harris       Vice-President
Harvey B. Hirschhorn  Vice-President
Michael T. Kennedy    Vice-President
Stephen F. Lockman    Vice-President
Eric S. Maddix        Vice-President
Lynn C. Maddox        Vice-President
Arthur J. McQueen     Vice-President
M. Gerard Sandel      Vice-President
Gloria J. Santella    Vice-President
Heidi J. Walter       Vice-President; Secretary
Hans P. Ziegler       Executive Vice-President

STEIN ROE MUNICIPAL TRUST
William D. Andrews    Executive Vice-President
Gary A. Anetsberger   Sr. Vice-President            Treasurer
Thomas W. Butch       President; Trustee            Exec. V-P; V-P
Kevin M. Carome       Vice-President; Asst. Secy.
Joanne T. Costopoulos Vice-President
Loren A. Hansen       Executive Vice-President
Lynn C. Maddox        Vice-President
Veronica M. Wallace   Vice-President
Heidi J. Walter       Vice-President; Secretary
Hans P. Ziegler       Executive Vice-President

STEINROE VARIABLE INVESTMENT TRUST
Gary A. Anetsberger   Treasurer
Kevin M. Carome       Assistant Secretary
E. Bruce Dunn                                       Vice President
Erik P. Gustafson     Vice President
Harvey B. Hirschhorn  Vice President
Michael T. Kennedy                                  Vice President
Jane M. Naeseth       Vice President
William M. Wadden IV  Vice President

LFC UTILITIES TRUST
Gary A. Anetsberger   Vice President
Ophelia L. Barsketis  Vice President
Deborah A. Jansen     Vice President

LIBERTY VARIABLE INVESTMENT TRUST
Ophelia L. Barsketis  Vice President
Deborah A. Jansen     Vice President
Kevin M. Carome       Vice President

STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY
William D. Andrews    Executive Vice-President
Gary A. Anetsberger   Senior Vice-President
Thomas W. Butch       President; Manager
Kevin M. Carome       Vice-President; Assistant Secretary
Loren A. Hansen       Executive Vice-President
Heidi J. Walter       Vice-President; Secretary
Hans P. Ziegler       Executive Vice-President

STEIN ROE FLOATING RATE INCOME TRUST; STEIN ROE INSTITUTIONAL
FLOATING RATE INCOME TRUST
William D. Andrews    Executive Vice-President
Gary A. Anetsberger   Senior Vice-President
Thomas W. Butch       President; Trustee
Kevin M. Carome       Vice-President; Assistant Secretary
Brian W. Good         Vice-President
James R. Fellows      Vice-President
Loren A. Hansen       Executive Vice-President
Heidi J. Walter       Vice-President; Secretary
Hans P. Ziegler       Executive Vice-President

ITEM 29.  PRINCIPAL UNDERWRITERS.

Registrant's principal underwriter, Liberty Funds Distributor, Inc., a subsidiary of Colonial Management Associates, Inc., also acts in the same capacity to Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, Stein Roe Advisor Trust, Stein Roe Investment Trust, Stein Roe Municipal Trust, Stein Roe Institutional Trust and Stein Roe Trust; and sponsor for Colony Growth Plans (public offering of which was discontinued on June 14, 197l). The table below lists each director or officer of Liberty Funds Distributor, Inc.

                          Position and Offices      Positions and
Name and Principal        with Principal            Offices with
 Business Address*        Underwriter               Registrant
--------------------      ---------------------    ---------------
Anderson, Judith          Vice President                None
Anetsberger, Gary A.      Senior Vice President       Senior V-P
Babbitt, Debra            VP & Compliance Officer       None
Ballou, Rich              Vice President                None
Balzano, Christine R.     Vice President                None
Bartlett, John            Managing Director             None
Blumenfeld, Alex          Vice President                None
Brown, Beth               Vice President                None
Burtman, Tracy            Vice President                None
Butch, Thomas W.          Senior Vice President      Pres., Trustee
Campbell, Patrick         Vice President                None
Chrzanowski, Daniel       Vice President                None
Claiborne, Douglas        Vice President                None
Clapp, Elizabeth A.       Senior Vice President         None
Conlin, Nancy L.          Director, Clerk               None
Davey, Cynthia            Sr. Vice President            None
Desilets, Marian          Vice President                None
Devaney, James            Vice President                None
DiMaio, Steve             Vice President                None
Downey, Christopher       Vice President                None
Emerson, Kim P.           Vice President                None
Erickson, Cynthia G.      Senior Vice President         None
Evans, C. Frazier         Managing Director             None
Feldman, David            Senior Vice President         None
Fifield, Robert           Vice President                None
Gauger, Richard           Vice President                None
Gerokoulis, Stephen A.    Senior Vice President         None
Gibson, Stephen E.        Director, Chairman of Board   None
Goldberg, Matthew         Vice President                None
Geunard, Brian            Vice President                None
Harrington, Tom           Sr. Vice President            None
Harris, Carla L.          Vice President                None
Hodgkins, Joseph          Sr. Vice President            None
Hussey, Robert            Senior Vice President         None
Iudice, Jr., Philip       Treasurer and CFO             None
Jones, Cynthia            Vice President                None
Jones, Jonathan           Vice President                None
Karagiannis, Marilyn      Managing Director             None
Kelley, Terry M.          Vice President                None
Kelson, David W.          Senior Vice President         None
Libutti, Chris            Vice President                None
McCombe, Gregory          Senior Vice President         None
McKenzie, Mary            Vice President                None
Menchin, Catherine        Vice President                None
Miller, Anthony           Vice President                None
Moberly, Ann R.           Senior Vice President         None
Morner, Patrick           Vice President                None
Morse, Jonathan           Vice President                None
O'Shea, Kevin             Managing Director             None
Piken, Keith              Vice President                None
Pollard, Brian S.         Vice President                None
Predmore, Tracy           Vice President                None
Quirk, Frank              Vice President                None
Reed, Christopher B.      Senior Vice President         None
Riegel, Joyce B.          Vice President                None
Robb, Douglas             Vice President                None
Sandberg, Travis          Vice President                None
Scarlott, Rebecca         Vice President                None
Schulman, David           Vice President                None
Scoon, Davey              Director                      None
Scott, Michael W.         Senior Vice President         None
Sideropoulos, Lou         Vice President                None
Smith, Darren             Vice President                None
Studer, Eric              Vice President                None
Sutton, R. Andrew         Vice President                None
Tambone, James            Chief Executive Officer       None
Tasiopoulos, Lou          President                     None
Tuttle, Brian             Vice President                None
Van Etten, Keith          Vice President                None
Villanova, Paul           Vice President                None
Wallace, John             Vice President                None
Walter, Heidi J.          Vice President             V-P & Secy.
Wess, Valerie             Vice President                None
Young, Deborah            Vice President                None
---------
* The address of Ms. Harris, Ms. Riegel, Ms. Walter, and Messrs. Anetsberger, Butch and Pollard is One South Wacker Drive, Chicago, IL 60606. The address of each other director and officer is One Financial Center, Boston, MA 02111.

Item 30.  Location of Accounts and Records.

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at One South Wacker Drive, Chicago, Illinois 60606. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's transfer agent or custodian.

ITEM 31.  MANAGEMENT SERVICES.

None.

ITEM 32.  UNDERTAKINGS.

If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940.

Since the information called for by Item 5A for the Funds (other than Stein Roe Cash Reserves Fund, to which this item does not relate) is contained in the latest annual report to shareholders, Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the latest annual report to shareholders of the such Funds upon request and without charge.

                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 29th day of October, 1998.

                                   STEIN ROE INCOME TRUST

                                   By   THOMAS W. BUTCH
                                        Thomas W. Butch
                                        President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature*                     Title                     Date
------------------------    ---------------------   --------------
THOMAS W. BUTCH             President and Trustee   Oct. 29, 1998
Thomas W. Butch
Principal Executive Officer

GARY A. ANETSBERGER         Senior Vice-President   Oct. 29, 1998
Gary A. Anetsberger
Principal Financial Officer

SHARON R. ROBERTSON         Controller              Oct. 29,1998
Sharon R. Robertson
Principal Accounting Officer

WILLIAM W. BOYD             Trustee                  Oct. 29, 1998
William W. Boyd

LINDSAY COOK                Trustee                  Oct. 29, 1998
Lindsay Cook

DOUGLAS A. HACKER           Trustee                  Oct. 29, 1998
Douglas A. Hacker

JANET LANGFORD KELLY        Trustee                  Oct. 29, 1998
Janet Langford Kelly

CHARLES R. NELSON           Trustee                  Oct. 29, 1998
Charles R. Nelson

THOMAS C. THEOBALD          Trustee                  Oct. 29, 1998
Thomas C. Theobald

*This Registration Statement has also been signed by the above persons in their capacities as trustees and officers of SR&F Base
Trust.

                    STEIN ROE INCOME TRUST
           INDEX TO EXHIBITS FILED WITH THIS AMENDMENT

Exhibit
Number   Description
-------  -------------

 2(b)    Amendment to By-Laws

 6       Underwriting Agreement

 9(d)    Sub-Transfer Agent Agreement

11(a)    Consent of Ernst & Young LLP

17       Financial Data Schedules:
  (a)    Stein Roe Income Fund
  (b)    Stein Roe Intermediate Bond Fund
  (c)    Stein Roe Cash Reserves Fund
  (d)    Stein Roe High Yield Fund

19(a)     Funds Application